UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23148

Guardian Variable Products Trust

(Exact name of registrant as specified in charter)

10 Hudson Yards New York , N.Y. 10001

(Address of principal executive offices) (Zip code)

Dominique Baede

President

Guardian Variable Products Trust

10 Hudson Yards

New York, N.Y. 10001

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-598-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1.	Reports to Stockholders.

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Large Cap Fundamental Growth VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Fundamental Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

FUND COMMENTARY OF CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER (unaudited)

Highlights

•	Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) returned 31.89%, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”), for the 12 months ended December 31, 2019. The Fund’s underperformance relative to the Index was primarily due to stock selection in the information technology (“IT”) sector.

•	The Index delivered a 36.39% return for the period, its best performance since the initial recovery from the global financial crisis in 2009. This performance was largely due to strength in the IT sector, which returned 51.81% for the period. Communication services and financials were the only sectors that came close to matching the benchmark’s overall return.

Market Overview

U.S. equities delivered outsized gains for the year. The large cap Standard & Poor’s 500® Index2 gained 31.49% for the 12-month period as easing monetary policy supported strong multiple expansions and a thawing of U.S.-China trade tensions encouraged risk taking in equities. Growth stocks continued their dominance over value stocks, with the Index outperforming the Russell 1000® Value Index3 by 975 basis points for the year. Stocks started 2019 in a strong upswing, with the market producing its best start to a year since 1998. Stocks were boosted by signals that the U.S. Federal Reserve (the “Fed”) was winding down its tightening program, better than expected fourth-quarter corporate earnings results and a positive outlook on the resolution of U.S.-China trade tensions. Equities endured a roller coaster ride during the second quarter, with the largest growth stocks leading the market to new record highs. The Fed jumpstarted the latest up leg for equity markets as June remarks by Fed Chairman

Jerome Powell hinted at future interest rate cuts. The Fed followed through in July with its first rate cut in more than a decade and made additional 0.25% cuts in September and October. A suddenly accommodative Fed helped offset volatility caused by renewed trade tensions between the U.S. and China in the third quarter and increasing signs of a slowing global economy. Positive feedback from the Fed on the state of the U.S. economy as well as signs of a phase one trade deal with China caused stocks to resume their positive momentum in the fourth quarter, with strong bids for health care and energy as well as IT and communication services.

Portfolio Review

Stock selection in the health care, real estate, communication services and consumer staples sectors contributed to relative performance. On the negative side, stock selection in the IT, industrials and financials sectors, an underweight to the IT sector, an overweight to the energy sector and the portfolio’s cash position in a strong up market negatively impacted relative returns.

Outlook

As we enter the new year, equity markets are in a strange place. Valuations are stretched nearly everywhere we look, with any stock that appears cheap likely saddled with serious problems. The global economy is getting better but we are by no means off to the races in terms of robust growth and end demand. Accommodative monetary policy and a catch up from the late 2018 sell-off were the main catalysts driving global stock price appreciation, which was largely the result of P/E multiple expansion. We believe the current level of ebullience in the market reflects the strength of the consumer rather than the economy as a whole. Unemployment remains at 50-year lows, wages are growing and consumer confidence remains near recent highs.

1

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

3

The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $349,920,608

Sector Allocation[1] As of December 31, 2019

Top Ten Holdings[2] As of December 31, 2019

Holding	% of Total Net Assets
Amazon.com, Inc.	6.85%
Microsoft Corp.	5.26%
Facebook, Inc., Class A	5.19%
Visa, Inc., Class A	4.45%
Apple, Inc.	3.54%
UnitedHealth Group, Inc.	3.46%
Alphabet, Inc., Class C	3.09%
Adobe, Inc.	3.05%
Zoetis, Inc.	2.66%
Thermo Fisher Scientific, Inc.	2.63%
Total	40.18%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	31.89%	—	—	16.21%
Russell 1000® Growth Index		36.39%	—	—	18.72%

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Fundamental Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$1,000.00	$1,081.30	$5.25	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 99.0%

Air Freight & Logistics – 2.9%

CH Robinson Worldwide, Inc.	31,344	$2,451,101

United Parcel Service, Inc., Class B	66,396	7,772,316

		10,223,417
Beverages – 1.6%

Anheuser-Busch InBev S.A., ADR	70,298	5,767,248

		5,767,248
Biotechnology – 2.4%

Alexion Pharmaceuticals, Inc.(1)	45,018	4,868,697

BioMarin Pharmaceutical, Inc.(1)	43,041	3,639,116

		8,507,813
Capital Markets – 2.4%

BlackRock, Inc.	3,472	1,745,375

The Charles Schwab Corp.	138,979	6,609,841

		8,355,216
Chemicals – 3.2%

Ecolab, Inc.	29,841	5,759,015

Linde PLC	24,779	5,275,449

		11,034,464
Consumer Finance – 2.0%

American Express Co.	55,423	6,899,609

		6,899,609
Entertainment – 2.6%

The Walt Disney Co.	62,779	9,079,727

		9,079,727
Equity Real Estate Investment – 1.7%

Equinix, Inc. REIT	10,497	6,127,099

		6,127,099
Food & Staples Retailing – 1.7%

Costco Wholesale Corp.	20,039	5,889,863

		5,889,863
Food Products – 1.0%

McCormick & Co., Inc.	20,945	3,554,995

		3,554,995
Health Care Providers & Services – 3.5%

UnitedHealth Group, Inc.	41,227	12,119,914

		12,119,914
Industrial Conglomerates – 2.1%

Honeywell International, Inc.	40,828	7,226,556

		7,226,556
Interactive Media & Services – 9.5%

Alphabet, Inc., Class A(1)	3,204	4,291,406

Alphabet, Inc., Class C(1)	8,073	10,793,762

Facebook, Inc., Class A(1)	88,513	18,167,293

		33,252,461
Internet & Direct Marketing Retail – 10.0%

Alibaba Group Holding Ltd., ADR(1)	31,856	6,756,657

Amazon.com, Inc.(1)	12,976	23,977,572

Booking Holdings, Inc.(1)	2,056	4,222,469

		34,956,698

December 31, 2019	Shares	Value
Common Stocks (continued)

IT Services – 7.9%

Akamai Technologies, Inc.(1)	78,085	$6,744,982

Fidelity National Information Services, Inc.	37,297	5,187,640

Visa, Inc., Class A	82,847	15,566,951

		27,499,573
Life Sciences Tools & Services – 2.6%

Thermo Fisher Scientific, Inc.	28,312	9,197,719

		9,197,719
Media – 2.0%

Comcast Corp., Class A	152,142	6,841,826

		6,841,826
Oil, Gas & Consumable Fuels – 1.2%

Pioneer Natural Resources Co.	27,725	4,196,733

		4,196,733
Pharmaceuticals – 4.5%

Johnson & Johnson	43,369	6,326,236

Zoetis, Inc.	70,261	9,299,043

		15,625,279
Professional Services – 1.8%

IHS Markit Ltd.(1)	85,427	6,436,924

		6,436,924
Road & Rail – 1.2%

Uber Technologies, Inc.(1)	144,752	4,304,925

		4,304,925
Semiconductors & Semiconductor Equipment – 5.1%

NVIDIA Corp.	27,353	6,436,161

QUALCOMM, Inc.	74,971	6,614,691

Texas Instruments, Inc.	37,372	4,794,454

		17,845,306
Software – 17.1%

Adobe, Inc.(1)	32,360	10,672,652

Microsoft Corp.	116,724	18,407,375

Nutanix, Inc., Class A(1)	90,902	2,841,597

Oracle Corp.	125,589	6,653,705

Palo Alto Networks, Inc.(1)	23,764	5,495,425

salesforce.com, Inc.(1)	27,400	4,456,336

Splunk, Inc.(1)	40,611	6,082,309

VMware, Inc., Class A(1)	33,590	5,098,626

		59,708,025
Specialty Retail – 3.5%

Advance Auto Parts, Inc.	34,470	5,520,715

The Home Depot, Inc.	30,263	6,608,834

		12,129,549
Technology Hardware, Storage & Peripherals – 3.5%

Apple, Inc.	42,176	12,384,982

		12,384,982
Trading Companies & Distributors – 2.0%

WW Grainger, Inc.	20,979	7,101,811

		7,101,811

Total Common Stocks (Cost $288,615,160)		346,267,732

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2019	Principal Amount	Value
Short–Term Investment – 1.1%

Repurchase Agreements – 1.1%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $3,863,026, due 1/2/2020(2)	$3,863,000	$3,863,000

Total Repurchase Agreements (Cost $3,863,000)		3,863,000

Total Investments – 100.1% (Cost $292,478,160)		350,130,732

Liabilities in excess of other assets – (0.1)%		(210,124)

Total Net Assets – 100.0%		$349,920,608

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$3,840,000	$3,944,456

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$346,267,732	$—	$—	$346,267,732
Repurchase Agreements	—	3,863,000	—	3,863,000
Total	$346,267,732	$3,863,000	$—	$350,130,732

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$350,130,732

Cash	43,271

Dividends/interest receivable	102,939

Foreign tax reclaims receivable	38,859

Prepaid expenses	16,126

Total Assets	350,331,927

Liabilities

Investment advisory fees payable	191,216

Distribution fees payable	73,642

Payable for fund shares redeemed	71,599

Accrued audit fees	22,105

Accrued custodian and accounting fees	10,702

Accrued trustees’ and officers’ fees	1,058

Accrued expenses and other liabilities	40,997

Total Liabilities	411,319

Total Net Assets	$349,920,608

Net Assets Consist of:

Paid-in capital	$273,674,811

Distributable earnings	76,245,797

Total Net Assets	$349,920,608

Investments, at Cost	$292,478,160

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	21,204,902

Net Asset Value Per Share	$16.50

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Dividends	$2,634,296

Interest	21,970

Withholding taxes on foreign dividends	(7,901)

Total Investment Income	2,648,365

Expenses

Investment advisory fees	1,541,593

Distribution fees	656,006

Trustees’ and officers’ fees	103,776

Professional fees	81,076

Shareholder reports	47,555

Administrative fees	47,460

Custodian and accounting fees	42,707

Transfer agent fees	20,051

Other expenses	29,715

Total Expenses	2,569,939

Expenses recouped by Adviser	54,085

Total Expenses	2,624,024

Net Investment Income/(Loss)	24,341

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	10,072,295

Net change in unrealized appreciation/(depreciation) on investments	64,386,434

Net Gain on Investments	74,458,729

Net Increase in Net Assets Resulting From Operations	$74,483,070

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$24,341	$490,568

Net realized gain/(loss) from investments	10,072,295	6,619,884

Net change in unrealized appreciation/(depreciation) on investments	64,386,434	(8,867,885)

Net Increase/(Decrease) in Net Assets Resulting from Operations	74,483,070	(1,757,433)

Capital Share Transactions

Proceeds from sales of shares	100,269,388 [1]	246,910,584

Cost of shares redeemed	(48,096,100)	(33,834,722)

Net Increase in Net Assets Resulting from Capital Share Transactions	52,173,288	213,075,862

Net Increase in Net Assets	126,656,358	211,318,429

Net Assets

Beginning of year	223,264,250	11,945,821

End of year	$349,920,608	$223,264,250

Other Information:

Shares

Sold	6,537,264	19,371,482

Redeemed	(3,176,006)	(2,465,268)

Net Increase	3,361,258	16,906,214

[1]	Includes in-kind subscriptions of $90,000,216. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$12.51	$0.00	(4)	$3.99	$3.99	$16.50	31.89%

Year Ended 12/31/18	12.74	0.03		(0.26)	(0.23)	12.51	(1.81)%

Year Ended 12/31/17	10.19	0.01		2.54	2.55	12.74	25.02%

Period Ended 12/31/16(5)	10.00	0.01		0.18	0.19	10.19	1.90%	(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$349,921	1.00%		1.00%		0.01%		0.01%		44%

223,264	1.00%		1.02%		0.26%		0.24%		33%

11,946	1.00%		1.95%		0.09%		(0.86)%		51%

9,778	1.00%	(6)	3.08%	(6)	0.26%	(6)	(1.82)%	(6)	4%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments.

(4)	Rounds to $0.00 per share.

(5)	Commenced operations on September 1, 2016.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. During the year ended December 31, 2019, Park Avenue recouped previously waived or reimbursed expenses in the amount of $54,085. The amount available for potential future recoupment by Park Avenue from the Fund under the

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020
$184,913	$47,223	$137,690

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $656,006 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments and in-kind transactions) amounted to $114,078,533 and $151,452,293, respectively, for the year ended December 31, 2019. During the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Fundamental Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Fundamental Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

20

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8175

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Large Cap Disciplined Growth VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER (unaudited)

Highlights

•	Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) returned 39.54% for the 12 months ended December 31, 2019, outperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”). The Fund’s relative outperformance was primarily due to security selection in the industrials and health care sectors.

•	The Index returned 36.39% for the period. Within the Index, the energy, health care, and industrials sectors declined the most during the period.

Market Overview

U.S. equities, as measured by the Standard & Poor’s 500® Index2, posted positive results over the 12-month period ended December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in the U.S. Federal Reserve (the “Fed”) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter, as stocks benefitted from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019 by 0.25%. Trade tensions were volatile during the fourth quarter but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected given that the Republican-led Senate is unlikely to support his impeachment.

Portfolio Review

Stock selection was the primary driver of relative outperformance during the period. Strong selections in the industrials, health care and information technology sectors were partially offset by weak selections in the financials, energy and communication services sectors. Sector allocation, a residual of the Fund’s bottom-up stock selection process, was slightly negative as frictional cash reserves dragged in a strong market. This was partially offset by the Fund’s underweight allocation to the health care sector. During the period there were no derivatives used in the portfolio.

Outlook

As we look into 2020, we believe that many of the constructive fundamental drivers of U.S. economic growth in 2019 persist. Labor markets remain healthy — wage gains continue to bolster consumer confidence, but should not trigger outsized inflation due to continued productivity improvements. The U.S. housing market has turned the corner after six quarters of negative growth, responding to rate cuts by the Fed. Moving forward, Fed action is likely to be more gradual, having now achieved targeted levels of inflation. This should also result in less volatility for the U.S. dollar.

Trade negotiations between the U.S. and China will remain vitally important to markets. The year ended with encouraging progress — the “List 4” tariffs slated for December implementation were delayed, and indications that forward progress for a “Phase 1” agreement were in place. Additionally, we are of the view

1

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

that the passage of the tri-party United States-Mexico-Canada Agreement (a replacement for NAFTA) may provide important certainty to North American supply chains.

As the new year begins, U.S. politics will first be dominated by a historic presidential impeachment trial in the U.S. Senate, before yielding to a rapid succession of Democratic Party primaries that will provide more certainty into both the eventual Democratic candidate as well as the main platform issues to be put forward by that party in the U.S. presidential election. The outcome at the ballot box could warrant future action in the Fund, but given the wide range of possible outcomes at this point, this bears more monitoring than action at this time.

We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for generating potential returns.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $625,754,751

Sector Allocation[1] As of December 31, 2019

Top Ten Holdings[2] As of December 31, 2019

Holding	% of Total Net Assets
Apple, Inc.	7.44%
Microsoft Corp.	6.50%
Alphabet, Inc., Class A	4.71%
Amazon.com, Inc.	4.59%
Facebook, Inc., Class A	3.74%
MasterCard, Inc., Class A	3.01%
UnitedHealth Group, Inc.	2.52%
salesforce.com, Inc.	1.97%
Adobe, Inc.	1.88%
NIKE, Inc., Class B	1.81%
Total	38.17%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	39.54%	—	—	18.21%
Russell 1000® Growth Index		36.39%	—	—	18.72%

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$1,000.00	$1,126.40	$4.66	0.87%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 99.5%

Aerospace & Defense – 1.4%

Raytheon Co.	39,705	$8,724,777

		8,724,777
Beverages – 2.3%

Constellation Brands, Inc., Class A	35,373	6,712,027

Monster Beverage Corp.(1)	115,742	7,355,404

		14,067,431
Biotechnology – 2.8%

Biogen, Inc.(1)	10,337	3,067,298

Sarepta Therapeutics, Inc.(1)	24,717	3,189,482

Seattle Genetics, Inc.(1)	40,076	4,579,084

Vertex Pharmaceuticals, Inc.(1)	31,669	6,933,927

		17,769,791
Building Products – 1.1%

Fortune Brands Home & Security, Inc.	101,498	6,631,879

		6,631,879
Capital Markets – 0.9%

Intercontinental Exchange, Inc.	63,708	5,896,175

		5,896,175
Chemicals – 1.8%

PPG Industries, Inc.	51,703	6,901,833

The Sherwin-Williams Co.	7,107	4,147,219

		11,049,052
Commercial Services & Supplies – 0.9%

Copart, Inc.(1)	58,671	5,335,541

		5,335,541
Consumer Finance – 1.8%

American Express Co.	52,824	6,576,060

Capital One Financial Corp.	47,917	4,931,138

		11,507,198
Diversified Telecommunication Services – 0.8%

Verizon Communications, Inc.	75,760	4,651,664

		4,651,664
Electrical Equipment – 1.9%

AMETEK, Inc.	62,951	6,278,733

Eaton Corp. PLC	57,616	5,457,387

		11,736,120
Electronic Equipment, Instruments & Components – 1.6%

CDW Corp.	42,876	6,124,408

Zebra Technologies Corp., Class A(1)	15,585	3,981,032

		10,105,440
Entertainment – 2.1%

Activision Blizzard, Inc.	109,757	6,521,761

The Walt Disney Co.	46,106	6,668,311

		13,190,072
Equity Real Estate Investment – 1.2%

American Tower Corp. REIT	33,358	7,666,336

		7,666,336

December 31, 2019	Shares	Value
Food & Staples Retailing – 1.6%

Costco Wholesale Corp.	34,342	$10,093,801

		10,093,801

Health Care Equipment & Supplies – 4.1%

Baxter International, Inc.	104,174	8,711,030

Becton Dickinson and Co.	17,545	4,771,714

Edwards Lifesciences Corp.(1)	25,225	5,884,740

Teleflex, Inc.	17,183	6,468,368

		25,835,852
Health Care Providers & Services – 2.5%

UnitedHealth Group, Inc.	53,604	15,758,504

		15,758,504
Hotels, Restaurants & Leisure – 2.2%

Hilton Worldwide Holdings, Inc.	71,077	7,883,150

McDonald’s Corp.	28,736	5,678,521

		13,561,671
Household Products – 2.0%

Colgate-Palmolive Co.	107,092	7,372,213

The Procter & Gamble Co.	41,780	5,218,322

		12,590,535
Insurance – 0.8%

The Allstate Corp.	46,130	5,187,319

		5,187,319
Interactive Media & Services – 9.8%

Alphabet, Inc., Class A(1)	22,008	29,477,295

Alphabet, Inc., Class C(1)	6,121	8,183,899

Facebook, Inc., Class A(1)	113,923	23,382,696

		61,043,890
Internet & Direct Marketing Retail – 4.6%

Amazon.com, Inc.(1)	15,544	28,722,825

		28,722,825
IT Services – 9.1%

EPAM Systems, Inc.(1)	21,374	4,534,708

FleetCor Technologies, Inc.(1)	30,434	8,756,470

Global Payments, Inc.	55,683	10,165,488

GoDaddy, Inc., Class A(1)	91,213	6,195,187

MasterCard, Inc., Class A	63,096	18,839,835

PayPal Holdings, Inc.(1)	79,545	8,604,383

		57,096,071
Life Sciences Tools & Services – 1.5%

Thermo Fisher Scientific, Inc.	29,615	9,621,025

		9,621,025
Machinery – 3.0%

Illinois Tool Works, Inc.	47,523	8,536,556

Nordson Corp.	34,777	5,663,087

Snap-on, Inc.	25,213	4,271,082

		18,470,725
Oil, Gas & Consumable Fuels – 0.4%

Continental Resources, Inc.	74,263	2,547,221

		2,547,221

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2019	Shares	Value
Pharmaceuticals – 2.2%

Allergan PLC	27,254	$5,210,147

Eli Lilly & Co.	65,645	8,627,723

		13,837,870

Professional Services – 1.3%

Equifax, Inc.	28,202	3,951,664

IHS Markit Ltd.(1)	58,452	4,404,358

		8,356,022
Road & Rail – 1.3%

Norfolk Southern Corp.	25,790	5,006,613

Uber Technologies, Inc.(1)	112,461	3,344,590

		8,351,203
Semiconductors & Semiconductor Equipment – 3.7%

Advanced Micro Devices, Inc.(1)	149,185	6,841,624

Marvell Technology Group Ltd.	235,067	6,243,380

Micron Technology, Inc.(1)	94,757	5,096,032

ON Semiconductor Corp.(1)	198,559	4,840,868

		23,021,904
Software – 14.8%

Adobe, Inc.(1)	35,682	11,768,280

DocuSign, Inc.(1)	62,086	4,601,193

Guidewire Software, Inc.(1)	42,824	4,700,791

Microsoft Corp.	257,838	40,661,053

salesforce.com, Inc.(1)	76,034	12,366,170

ServiceNow, Inc.(1)	25,435	7,180,809

SS&C Technologies Holdings, Inc.	92,409	5,673,913

Workday, Inc., Class A(1)	33,852	5,566,961

		92,519,170
Specialty Retail – 1.5%

The TJX Cos., Inc.	156,904	9,580,558

		9,580,558
Technology Hardware, Storage & Peripherals – 7.5%

Apple, Inc.	158,648	46,586,985

		46,586,985

December 31, 2019	Shares	Value
Textiles, Apparel & Luxury Goods – 5.0%

NIKE, Inc., Class B	111,629	$11,309,134

PVH Corp.	58,969	6,200,590

Under Armour, Inc., Class C(1)	318,587	6,110,499

VF Corp.	77,025	7,676,312

		31,296,535

Total Common Stocks (Cost $540,134,457)		622,411,162

	Principal Amount	Value
Short–Term Investment – 0.6%

Repurchase Agreements – 0.6%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $3,712,025, due 1/2/2020(2)	$3,712,000	3,712,000

Total Repurchase Agreements (Cost $3,712,000)		3,712,000

Total Investments – 100.1% (Cost $543,846,457)		626,123,162

Liabilities in excess of other assets – (0.1)%		(368,411)

Total Net Assets – 100.0%		$625,754,751

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$3,690,000	$3,790,375

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$622,411,162	$—	$—	$622,411,162
Repurchase Agreements	—	3,712,000	—	3,712,000
Total	$622,411,162	$3,712,000	$—	$626,123,162

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$626,123,162

Cash	35,158

Dividends/interest receivable	234,136

Reimbursement receivable from adviser	6,680

Prepaid expenses	29,892

Total Assets	626,429,028

Liabilities

Investment advisory fees payable	288,574

Payable for fund shares redeemed	170,950

Distribution fees payable	131,547

Accrued audit fees	22,105

Accrued custodian and accounting fees	10,942

Accrued trustees’ and officers’ fees	192

Accrued expenses and other liabilities	49,967

Total Liabilities	674,277

Total Net Assets	$625,754,751

Net Assets Consist of:

Paid-in capital	$517,805,557

Distributable earnings	107,949,194

Total Net Assets	$625,754,751

Investments, at Cost	$543,846,457

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	35,820,230

Net Asset Value Per Share	$17.47

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Dividends	$2,367,023

Interest	6,988

Total Investment Income	2,374,011

Expenses

Investment advisory fees	1,586,536

Distribution fees	689,102

Trustees’ and officers’ fees	99,695

Professional fees	80,982

Shareholder reports	59,834

Administrative fees	47,460

Custodian and accounting fees	43,710

Transfer agent fees	18,130

Other expenses	30,957

Total Expenses	2,656,406

Less: Fees waived	(258,331)

Total Expenses, Net	2,398,075

Net Investment Income/(Loss)	(24,064)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	19,546,771

Net change in unrealized appreciation/(depreciation) on investments	86,374,561

Net Gain on Investments	105,921,332

Net Increase in Net Assets Resulting From Operations	$105,897,268

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$(24,064)	$(78,248)

Net realized gain/(loss) from investments	19,546,771	4,802,346

Net change in unrealized appreciation/(depreciation) on investments	86,374,561	(5,628,435)

Net Increase/(Decrease) in Net Assets Resulting from Operations	105,897,268	(904,337)

Capital Share Transactions

Proceeds from sales of shares	403,864,159 [1]	215,934,389

Cost of shares redeemed	(65,150,899)	(42,406,621)

Net Increase in Net Assets Resulting from Capital Share Transactions	338,713,260	173,527,768

Net Increase in Net Assets	444,610,528	172,623,431

Net Assets

Beginning of year	181,144,223	8,520,792

End of year	$625,754,751	$181,144,223

Other Information:

Shares

Sold	25,527,981	16,846,940

Redeemed	(4,177,591)	(3,049,778)

Net Increase	21,350,390	13,797,162

[1]	Includes in-kind subscriptions of $352,026,598. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$12.52	$(0.00	)(4)	$4.95	$4.95	$17.47	39.54%

Year Ended 12/31/18	12.67	(0.01)		(0.14)	(0.15)	12.52	(1.18)%

Year Ended 12/31/17	9.85	0.03		2.79	2.82	12.67	28.63%

Period Ended 12/31/16(5)	10.00	0.01		(0.16)	(0.15)	9.85	(1.50)%	(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$625,755	0.87%		0.96%		(0.01)%		(0.10)%		116%

181,144	0.87%		1.04%		(0.05)%		(0.22)%		47%

8,521	1.00%		2.08%		0.27%		(0.81)%		77%

8,165	1.00%	(6)	3.16%	(6)	0.39%	(6)	(1.77)%	(6)	42%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Rounds to $(0.00) per share.

(5)	Commenced operations on September 1, 2016.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to maximize long-term growth.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $258,331.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020
$173,165	$38,387	$134,778

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $689,102 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments and in-kind transactions) amounted to $333,587,310 and $349,893,660, respectively, for the year ended December 31, 2019. During the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009-2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014-2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

20

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8173

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Integrated Research VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Integrated Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTEGRATED RESEARCH VIP FUND

FUND COMMENTARY OF COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, SUB-ADVISER (unaudited)

Highlights

•	Guardian Integrated Research VIP Fund (the “Fund”) returned 27.09% for the 12 months ended December 31, 2019. The Fund’s benchmark, the Standard & Poor’s 500® Index[1] (the “Index”), returned 31.49% over the same period.

•	Stock selection, especially in the industrials and health care sectors, generally accounted for the Fund’s modest shortfall relative to its benchmark.

Sub-adviser Change

Columbia Management Investment Advisers, LLC (“CMIA”) assumed management of the Fund on October 1, 2019. Prior to that time, the Fund was sub-advised by Massachusetts Financial Services Company (d/b/a MFS Investments). For the period prior to October 1, 2019, the Fund’s investments in the energy, financials and communication services sectors contributed to relative performance, while investments in health care, utilities, real estate and consumer staples detracted.

Market overview

Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs monthly, on average and unemployment fell to 3.5%.

As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1% for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the UK’s departure from the European Union. At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.

Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the U.S. Federal Reserve (“Fed”) reduced short-term interest rates three times during the second half of the year, then announced during its December meeting that it would hold the federal funds rate between 1.50% to 1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.

Stocks outperformed bonds for the 12-month period. The Standard & Poor’s 500 Index, a broad measure of U.S. stock returns, gained 31.49% while the Bloomberg Barclays US Aggregate Bond Index, a broad measure of investment grade bonds, returned 8.72%.

Portfolio Review

Stock selection was mixed for the period from October 1, 2019 (when CMIA assumed management of the Fund) through December 31, 2019. Positive results from financials and communication services were offset by disappointments in industrials and health care.

Outlook

As we look ahead to an election year, we expect market volatility to remain elevated. Geopolitical uncertainty remains high and economic data has been increasingly mixed. After three recent short-term interest rate cuts, the Fed remains on hold. Against this backdrop, we continue to aim to deliver long-term capital appreciation by focusing mainly on individual stock selection. We believe a combination of certain characteristics has the potential to outperform throughout a market cycle. We emphasize companies that have strong free cash flow generation potential, improving revenue and earnings trends, high or rising returns on invested capital and sound or improving balance sheets.

1

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN INTEGRATED RESEARCH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $ 11,852,382

Sector Allocation[1] As of December 31, 2019

Top Ten Holdings[2] As of December 31, 2019

Holding	% of Total Net Assets
Microsoft Corp.	5.78%
Alphabet, Inc., Class C	4.58%
Amazon.com, Inc.	4.15%
Apple, Inc.	3.31%
JPMorgan Chase & Co.	2.74%
Bank of America Corp.	2.66%
MasterCard, Inc., Class A	2.63%
Citigroup, Inc.	2.23%
Cisco Systems, Inc.	2.11%
Adobe, Inc.	2.09%
Total	32.28%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	27.09%	—	—	11.35%
Standard & Poor’s 500® Index		31.49%	—	—	14.96%

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Integrated Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any. The Fund replaced its sub-adviser and modified its principal investment strategies as of October 1, 2019. The performance shown in the chart above prior to that date reflects the performance of the Fund’s prior sub-adviser and principal investment strategies.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$ 1,000.00	$1,101.60	$5.09	0.96%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 98.5%

Aerospace & Defense – 3.4%

L3Harris Technologies, Inc.	758	$149,985

Northrop Grumman Corp.	510	175,425

Spirit AeroSystems Holdings, Inc., Class A	1,157	84,322

		409,732
Airlines – 1.3%

Delta Air Lines, Inc.	2,729	159,592

		159,592
Automobiles – 1.3%

General Motors Co.	4,164	152,402

		152,402
Banks – 9.9%

Bank of America Corp.	8,956	315,430

Citigroup, Inc.	3,304	263,957

JPMorgan Chase & Co.	2,327	324,384

KeyCorp	8,831	178,739

Popular, Inc.	1,488	87,420

		1,169,930
Beverages – 1.7%

PepsiCo, Inc.	1,460	199,538

		199,538
Biotechnology – 2.5%

Alexion Pharmaceuticals, Inc.(1)	666	72,028

BioMarin Pharmaceutical, Inc.(1)	864	73,051

Exact Sciences Corp.(1)	671	62,054

Vertex Pharmaceuticals, Inc.(1)	425	93,054

		300,187
Building Products – 1.2%

Masco Corp.	2,944	141,283

		141,283
Communications Equipment – 2.1%

Cisco Systems, Inc.	5,228	250,735

		250,735
Electric Utilities – 2.5%

American Electric Power Co., Inc.	1,663	157,170

Xcel Energy, Inc.	2,120	134,599

		291,769
Energy Equipment & Services – 0.5%

TechnipFMC PLC	2,648	56,773

		56,773
Entertainment – 3.4%

Electronic Arts, Inc.(1)	1,601	172,124

The Walt Disney Co.	1,597	230,974

		403,098
Equity Real Estate Investment – 3.2%

American Tower Corp. REIT	747	171,675

Equity LifeStyle Properties, Inc. REIT	1,536	108,119

Medical Properties Trust, Inc. REIT	4,652	98,204

		377,998

December 31, 2019	Shares	Value
Food Products – 1.3%

Mondelez International, Inc., Class A	2,831	$155,931

		155,931
Health Care Equipment & Supplies – 5.3%

Abbott Laboratories	2,762	239,907

Baxter International, Inc.	1,812	151,519

Medtronic PLC	2,115	239,947

		631,373
Health Care Providers & Services – 1.6%

Cigna Corp.	950	194,265

		194,265
Household Products – 1.5%

Kimberly-Clark Corp.	1,281	176,202

		176,202
Insurance – 3.0%

Lincoln National Corp.	2,503	147,702

The Allstate Corp.	1,868	210,057

		357,759
Interactive Media & Services – 4.6%

Alphabet, Inc., Class C(1)	406	542,830

		542,830
Internet & Direct Marketing Retail – 4.6%

Amazon.com, Inc.(1)	266	491,525

Chewy, Inc., Class A(1)	1,958	56,782

		548,307
IT Services – 4.5%

International Business Machines Corp.	1,635	219,156

MasterCard, Inc., Class A	1,043	311,429

		530,585
Machinery – 2.3%

Ingersoll-Rand PLC	1,028	136,642

Stanley Black & Decker, Inc.	792	131,266

		267,908
Media – 3.6%

Comcast Corp., Class A	5,199	233,799

Discovery, Inc., Class A(1)	4,361	142,779

DISH Network Corp., Class A(1)	1,574	55,830

		432,408
Metals & Mining – 1.1%

Barrick Gold Corp.	6,752	125,520

		125,520
Multi-Utilities – 1.1%

Ameren Corp.	1,747	134,170

		134,170
Multiline Retail – 1.3%

Target Corp.	1,174	150,519

		150,519
Oil, Gas & Consumable Fuels – 2.5%

Chevron Corp.	1,797	216,556

EOG Resources, Inc.	934	78,232

		294,788

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2019	Shares	Value
Pharmaceuticals – 2.6%

Bristol-Myers Squibb Co.	1,876	$120,421

Eli Lilly & Co.	1,419	186,499

		306,920
Road & Rail – 2.7%

Norfolk Southern Corp.	720	139,774

Union Pacific Corp.	985	178,078

		317,852
Semiconductors & Semiconductor Equipment – 5.1%

Broadcom, Inc.	750	237,015

NVIDIA Corp.	549	129,180

NXP Semiconductors N.V.	1,180	150,167

Qorvo, Inc.(1)	767	89,148

		605,510
Software – 8.8%

Adobe, Inc.(1)	752	248,017

Microsoft Corp.	4,347	685,522

NortonLifeLock, Inc.	4,329	110,476

		1,044,015
Specialty Retail – 2.0%

The Home Depot, Inc.	1,071	233,885

		233,885
Technology Hardware, Storage & Peripherals – 3.3%

Apple, Inc.	1,337	392,610

		392,610
Tobacco – 1.6%

Philip Morris International, Inc.	2,193	186,602

		186,602

December 31, 2019	Shares	Value
Wireless Telecommunication Services – 1.1%

T-Mobile U.S., Inc.(1)	1,717	$134,647

		134,647

Total Common Stocks (Cost $10,046,861)		11,677,643

	Principal Amount	Value
Short–Term Investment – 1.8%
Repurchase Agreements – 1.8%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $211,001, due 1/2/2020(2)	$211,000	211,000

Total Repurchase Agreements (Cost $211,000)		211,000

Total Investments – 100.3% (Cost $10,257,861)		11,888,643

Liabilities in excess of other assets – (0.3)%		(36,261)

Total Net Assets – 100.0%		$11,852,382

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$210,000	$215,712

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$11,677,643	$—	$—	$11,677,643
Repurchase Agreements	—	211,000	—	211,000
Total	$11,677,643	$211,000	$—	$11,888,643

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$11,888,643

Cash	5,545

Dividends/interest receivable	14,419

Reimbursement receivable from adviser	11,179

Prepaid expenses	559

Total Assets	11,920,345

Liabilities

Accrued audit fees	22,105

Accrued custodian and accounting fees	11,871

Accrued administrative fees	11,865

Accrued shareholder reports fees	7,818

Investment advisory fees payable	5,477

Distribution fees payable	2,490

Accrued trustees’ and officers’ fees	64

Accrued expenses and other liabilities	6,273

Total Liabilities	67,963

Total Net Assets	$11,852,382

Net Assets Consist of:

Paid-in capital	$6,077,870

Distributable earnings	5,774,512

Total Net Assets	$11,852,382

Investments, at Cost	$10,257,861

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	828,389

Net Asset Value Per Share	$14.31

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Dividends	$227,003

Interest	200

Withholding taxes on foreign dividends	(165)

Total Investment Income	227,038

Expenses

Investment advisory fees	61,290

Custodian and accounting fees	47,530

Administrative fees	47,460

Professional fees	30,294

Distribution fees	27,859

Shareholder reports	21,324

Transfer agent fees	12,253

Trustees’ and officers’ fees	4,495

Other expenses	3,865

Total Expenses	256,370

Less: Fees waived	(149,391)

Total Expenses, Net	106,979

Net Investment Income/(Loss)	120,059

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	932,990

Net change in unrealized appreciation/(depreciation) on investments	1,577,603

Net Gain on Investments	2,510,593

Net Increase in Net Assets Resulting From Operations	$2,630,652

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$120,059	$106,317

Net realized gain/(loss) from investments	932,990	538,433

Net change in unrealized appreciation/(depreciation) on investments	1,577,603	(1,521,435)

Net Increase/(Decrease) in Net Assets Resulting from Operations	2,630,652	(876,685)

Capital Share Transactions

Proceeds from sales of shares	403,248	258,696

Cost of shares redeemed	(995,721)	(1,738,400)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(592,473)	(1,479,704)

Net Increase/(Decrease) in Net Assets	2,038,179	(2,356,389)

Net Assets

Beginning of year	9,814,203	12,170,592

End of year	$11,852,382	$9,814,203

Other Information:

Shares

Sold	32,023	21,136

Redeemed	(75,608)	(140,091)

Net Decrease	(43,585)	(118,955)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$11.26	$0.14	$2.91	$3.05	$14.31	27.09%

Year Ended 12/31/18	12.28	0.12	(1.14)	(1.02)	11.26	(8.31)%

Year Ended 12/31/17	10.24	0.09	1.95	2.04	12.28	19.92%

Period Ended 12/31/16(4)	10.00	0.03	0.21	0.24	10.24	2.40	%(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$11,852	0.96%		2.30%		1.08%		(0.26)%		117%

9,814	0.96%		2.39%		0.93%		(0.50)%		58%

12,171	0.96%		1.91%		0.84%		(0.11)%		80%

14,915	0.96%	(5)	2.65%	(5)	0.92%	(5)	(0.77)%	(5)	15%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Integrated Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.55% up to $100 million, 0.50% up to $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $149,391.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2022	2021	2020
$507,014	$149,391	$162,831	$194,792

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with Columbia Management Investment Advisers LLC (“CMIA”). CMIA is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $27,859 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $12,903,686 and $13,462,328, respectively, for the year ended December 31, 2019. During the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Integrated Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Integrated Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and sub-advisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 4-5, 2019 (the “Meeting”), the Board considered and approved the proposed sub-advisory agreement (the “Sub-advisory Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and Columbia Management Investment Advisers, LLC (the “Sub-adviser”) engaged to serve as Sub-adviser to Guardian Integrated Research VIP Fund (the “Fund”). The Trustees who are not parties to the Sub-advisory Agreement or “interested persons” (as defined in the 1940 Act) of a party to the Sub-advisory Agreement (the “Independent Trustees”) unanimously approved the Sub-advisory Agreement for an initial term of two years.

The Board is responsible for overseeing the management of the Fund. In determining whether to approve the Sub-advisory Agreement, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting, the Trustees received materials and information designed to assist their consideration of the Sub-advisory Agreement. At the Meeting, the Board received a presentation from the Sub-adviser regarding the services to be rendered to the Fund. The Manager also discussed proposed changes to the Fund’s principal investment strategies. The Trustees received written responses from the Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent counsel on behalf of the Independent Trustees. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Sub-advisory

Agreement and the process and criteria used by the Manager to identify and select the Sub-adviser.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Sub-advisory Agreement in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or the Sub-adviser.

In reaching its decision to approve the Sub-advisory Agreement, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to the Sub-advisory Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Sub-advisory Agreement. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Sub-advisory Agreement rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Fund by the Sub-adviser; (ii) the investment performance of accounts managed by the Sub-adviser with strategies similar to the Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for the Fund, and the extent to which the Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Sub-adviser (or its affiliates) from its relationships with the Fund.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Fund by the Sub-adviser. The Trustees also considered, among other things, the terms of the Sub-advisory Agreement and the range of investment advisory services to be provided by the Sub-adviser under the oversight of the Manager. In evaluating the investment advisory services, the Trustees considered, among other things, the Sub-adviser’s investment philosophy, style and process and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Sub-adviser with similar strategies as the Fund, including performance and portfolio characteristics. The Trustees received and evaluated information regarding the background, education, expertise and/or experience

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

of the investment professionals that would serve as portfolio managers for the Fund and the capabilities, resources and reputation of the Sub-adviser.

Based upon these considerations, the Board concluded, within the context of their full deliberations, that the nature, extent and quality of services to be provided to the Fund by the Sub-adviser were appropriate.

Investment Performance

Because the Sub-adviser is new to the Fund, the Board was not able to evaluate an investment performance record for the Fund with respect to the Sub-adviser. The Board did consider the Sub-adviser’s performance history with respect to similarly-managed investment accounts. While there was no historical Sub-adviser performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of the Sub-advisory Agreement.

Costs and Profitability

The Trustees considered the proposed sub-advisory fees to be paid under the Sub-advisory Agreement and evaluated the reasonableness of the fees. The Trustees considered information regarding the fees charged to funds and accounts managed by the Sub-adviser with similar strategies as the Fund. The Trustees also considered that the fees to be paid to the Sub-adviser would be paid by the Manager and not the Fund and that the Manager had negotiated the fees with the Sub-adviser at arm’s-length.

The Trustees did not request or consider any projected profitability information from the Sub-adviser because the Manager would be responsible for payment of the sub-advisory fees and had negotiated the fees with the Sub-adviser at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed sub-advisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Fund by the Sub-adviser.

Economies of Scale

The Board considered that the sub-advisory fee schedule offered breakpoints. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Sub-advisory Agreement or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than the sub-advisory fee, that the Sub-adviser and its affiliates may receive because of their relationships with the Fund, including the ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that the benefits that may accrue to the Sub-adviser and its affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Sub-advisory Agreement.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8170

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Diversified Research VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Diversified Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

FUND COMMENTARY OF PUTNAM INVESTMENT

MANAGEMENT, LLC, SUB-ADVISER (unaudited)

Highlights

•	Guardian Diversified Research VIP Fund (the “Fund”) returned 33.87%, outperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”), for the 12 months ended December 31, 2019. The Fund’s outperformance relative to the Index was due to positive security selection across all sectors but utilities. Sector allocation effect had minimal impact on relative performance but was slightly negative in the period.

•	The Index returned 31.49% for the period. The strong return can primarily be attributed to the information technology sector which contributed roughly one-third of the Index performance. Other sectors with meaningful contributions were financials, communication services, health care, consumer discretionary, industrials, and consumer staples.

Market Overview

U.S. equities started 2019 on a strong note following the fourth quarter sell-off in 2018. The first quarter return of the Index was its best quarterly performance in nearly 10 years and set the stage for the best calendar year performance since 1997. Equities were supported throughout the year by solid corporate earnings, broadly positive economic data and the U.S. Federal Reserve’s (the “Fed”) interest rate policy. However, volatility spiked several times as global trade conflict and tensions between the U.S. and China, a U.S. Treasury yield curve inversion in the first quarter, and mixed economic data in the third and fourth quarters weighed on markets.

In the first quarter, stocks were boosted by positive corporate earnings, a vote by the Fed to hold interest rates steady, positive economic data, and increased optimism about a resolution to the U.S.-China trade conflict. However, stocks tumbled briefly in the quarter after the U.S. Treasury yield curve inverted for the first time since 2007 — historically an indicator of an impending recession.

Strength continued in the second quarter on the back of corporate earnings reports and better than expected economic growth. Data from the Institute for Supply Management showed that manufacturing had rebounded in March. However, volatility spiked once again in May as U.S.-China trade talks stalled and the nations’ leaders engaged in retaliatory tariff increases.

Equity markets pushed higher in the third quarter with the Index posting gains for the third consecutive quarter. However, the global trade conflict continued to weigh on markets. In August, stocks struggled as the U.S. and China engaged in back-and forth exchanges of tariff threats. The Chinese government devalued the yuan to fall below a 7-to-1 ratio versus the U.S. dollar. Also weighing on stocks was mixed economic data as job growth slowed, but wage growth supported an increase in consumer spending. By the end of the quarter, U.S. and China officials had agreed to hold more trade talks and the Fed cut short-term interest rates for the second time in the year. This helped to move stocks higher to end the quarter.

U.S. equities posted strong gains in the fourth quarter, despite continued U.S. and China trade concerns and market volatility. All three major U.S. stock indexes recorded solid gains. Stocks tumbled briefly following a report that manufacturing activity contracted for the fourth straight month in November. Other economic data was positive. The consumer sector remained strong, with increased retail sales, including record holiday spending. The Fed reduced its target range for the federal funds rate by another 25 basis points at its October meeting. Following the rate cut, the Index closed at a record high. In December the Fed held rates steady and noted a favorable economic outlook for 2020. The U.S.-China trade conflict continued to spark volatility throughout the quarter. Stocks and bonds both suffered after President Trump said that a trade deal with China was not likely to be signed until after the 2020 election. However, subsequent reports that the two nations were approaching a preliminary “phase 1” agreement lifted stocks.

Portfolio Review

The Fund’s outperformance relative to the Index was due to positive security selection across all sectors but utilities. Sector allocation effects had minimal impact on relative performance but were slightly negative in the period. The strongest relative performing sectors within the portfolio were industrials, health care, financials, and energy. Relative underperformance within the utilities and information technology sectors was a result of

1

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

unfavorable security selection within the utilities sector and an underweight to the information technology sector.

Outlook

The U.S. equity market continued to rally and reach new highs in the closing months of 2019. This was despite many developments that could have sent investors fleeing from stocks. The year also saw its share of volatility, and many issues for investors remain unresolved. Many people are concerned about China’s slowing economy and its impact on global economic growth. Also, nearly two years after the start of the U.S.-China trade conflict, we have yet to see a meaningful resolution, and we do not believe we are likely to see one any time soon. A look across global markets features a host of additional uncertainties, such as the seemingly endless challenges of Brexit, Italian debt, and anemic growth in Europe overall.

What has received much less attention are the factors that could drive equity markets meaningfully higher from here. Many market observers believe equities today are overpriced and therefore are not a risk worth taking given their limited upside potential. The reality is that price/earnings (“P/E”) multiples are in line with their average in recent decades.

We believe there is a reasonable case to be made that P/E multiples will expand from current levels. This could be fueled by historically low long-term bond yields. In fact, for much of the second half of 2019, the dividend yield on the Index was higher than the U.S. 10-year U.S. Treasury yield. Also, the earnings yield of stocks has been higher than the U.S. 10-year U.S. Treasury bond yield since the turn of the century. The difference between them has been near an extreme recently, which makes equities arguably undervalued. When comparing stocks with bonds, stocks have almost never been cheaper.

What might prevent multiple expansion? One issue is concern about economic growth and how a slowdown, or even a recession, might lead to downward earnings revisions. However, stock market valuations could move higher in an environment where some pressures are alleviated — a trade deal with China coupled with a slight acceleration in global growth, for example.

High-quality companies with durable profit streams and dividends have been strong performers and have benefited via multiple expansion from low interest rates. This “bond proxy” cohort is expensive as compared to historical measures and the valuations would likely contract, with stock prices falling in the event that bond yields were to rise. Growth stocks and technology stocks in particular, have powered the market over the past five years. Yet, in our view, valuations for many of the large- and mega-cap technology stocks remain attractive. At the same time, a number of undervalued sectors, such as financials, energy, and basic materials, are priced well below historical averages and we believe could help drive equity market gains in the years ahead.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $196,049,973

Sector Allocation[1] As of December 31, 2019

Top Ten Holdings[2] As of December 31, 2019

Holding	% of Total Net Assets
Microsoft Corp.	4.73%
Apple, Inc.	3.13%
Alphabet, Inc., Class A	3.00%
Amazon.com, Inc.	2.76%
BP PLC	1.98%
The Procter & Gamble Co.	1.93%
Bank of America Corp.	1.90%
Facebook, Inc., Class A	1.87%
Fidelity National Information Services, Inc.	1.79%
Activision Blizzard, Inc.	1.78%
Total	24.87%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	33.87%	—	—	14.81%
Standard & Poor’s 500® Index		31.49%	—	—	14.96%

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Diversified Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$1,000.00	$1,113.80	$5.38	1.01%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.14	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 98.0%

Aerospace & Defense – 2.4%

General Dynamics Corp.	3,913	$690,057

Northrop Grumman Corp.	2,500	859,925

Raytheon Co.	4,250	933,895

The Boeing Co.	2,430	791,597

TransDigm Group, Inc.	887	496,720

United Technologies Corp.	6,254	936,599

		4,708,793
Airlines – 0.3%

Air Canada (Canada)(1)	14,999	560,318

		560,318
Automobiles – 1.1%

General Motors Co.	58,914	2,156,252

		2,156,252
Banks – 6.2%

Bank of America Corp.	105,937	3,731,101

Citigroup, Inc.	43,035	3,438,066

JPMorgan Chase & Co.	16,809	2,343,175

The PNC Financial Services Group, Inc.	11,007	1,757,047

Wells Fargo & Co.	15,737	846,651

		12,116,040
Beverages – 2.1%

PepsiCo, Inc.	5,322	727,358

The Coca-Cola Co.	60,788	3,364,616

		4,091,974
Biotechnology – 2.6%

AbbVie, Inc.	20,098	1,779,477

Amgen, Inc.	5,538	1,335,046

Biogen, Inc.(1)	1,618	480,109

Gilead Sciences, Inc.	5,967	387,736

Regeneron Pharmaceuticals, Inc.(1)	1,118	419,786

Vertex Pharmaceuticals, Inc.(1)	2,943	644,370

		5,046,524
Building Products – 1.0%

Fortune Brands Home & Security, Inc.	18,986	1,240,545

Johnson Controls International PLC	16,948	689,953

		1,930,498
Capital Markets – 4.1%

Apollo Global Management, Inc.	21,180	1,010,498

BlackRock, Inc.	2,361	1,186,875

E*TRADE Financial Corp.	17,712	803,593

Intercontinental Exchange, Inc.	10,171	941,326

KKR & Co., Inc., Class A	25,813	752,965

Quilter PLC (United Kingdom)(2)	97,281	208,063

Raymond James Financial, Inc.	10,401	930,473

The Goldman Sachs Group, Inc.	9,199	2,115,126

		7,948,919
Chemicals – 1.6%

Albemarle Corp.	2,060	150,463

Dow, Inc.	10,381	568,152

December 31, 2019	Shares	Value
Chemicals (continued)

DuPont de Nemours, Inc.	4,438	$284,920

Eastman Chemical Co.	3,211	254,504

Ecolab, Inc.	1,266	244,325

Linde PLC	1,947	414,516

The Sherwin-Williams Co.	1,913	1,116,312

		3,033,192

Commercial Services & Supplies – 0.2%

Waste Connections, Inc.	3,580	325,028

		325,028
Construction Materials – 0.1%

Summit Materials, Inc., Class A(1)	5,959	142,420

		142,420
Containers & Packaging – 0.5%

Avery Dennison Corp.	2,136	279,431

Ball Corp.	5,855	378,643

Packaging Corp. of America	2,624	293,862

		951,936
Diversified Financial Services – 0.4%

Berkshire Hathaway, Inc., Class B(1)	3,517	796,601

		796,601
Diversified Telecommunication Services – 0.8%

Verizon Communications, Inc.	26,620	1,634,468

		1,634,468
Electric Utilities – 2.3%

American Electric Power Co., Inc.	18,392	1,738,228

Exelon Corp.	14,195	647,150

NextEra Energy, Inc.	5,346	1,294,588

The Southern Co.	12,719	810,200

		4,490,166
Electrical Equipment – 0.8%

Eaton Corp. PLC	16,696	1,581,445

		1,581,445
Entertainment – 4.4%

Activision Blizzard, Inc.	58,715	3,488,845

Live Nation Entertainment, Inc.(1)	23,146	1,654,245

Netflix, Inc.(1)	5,288	1,711,038

World Wrestling Entertainment, Inc., Class A	26,143	1,695,896

		8,550,024
Equity Real Estate Investment – 1.0%

Gaming and Leisure Properties, Inc. REIT	43,508	1,873,019

		1,873,019
Food & Staples Retailing – 1.8%

BJ’s Wholesale Club Holdings, Inc.(1)	14,914	339,144

Costco Wholesale Corp.	3,008	884,111

Walmart, Inc.	19,829	2,356,479

		3,579,734
Food Products – 1.4%

Kellogg Co.	4,122	285,078

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2019	Shares	Value
Food Products (continued)

McCormick & Co., Inc.	4,845	$822,342

The Hershey Co.	6,080	893,638

Tyson Foods, Inc., Class A	7,735	704,194

		2,705,252
Health Care Equipment & Supplies – 3.3%

Abbott Laboratories	17,402	1,511,538

Baxter International, Inc.	12,949	1,082,795

Boston Scientific Corp.(1)	20,413	923,076

Danaher Corp.	6,399	982,119

Intuitive Surgical, Inc.(1)	1,313	776,180

Medtronic PLC	11,230	1,274,043

		6,549,751
Health Care Providers & Services – 2.3%

Cigna Corp.	13,838	2,829,733

CVS Health Corp.	6,059	450,123

UnitedHealth Group, Inc.	4,390	1,290,572

		4,570,428
Hotels, Restaurants & Leisure – 2.1%

Aramark	8,792	381,573

Chipotle Mexican Grill, Inc.(1)	1,129	945,097

Hilton Worldwide Holdings, Inc.	9,329	1,034,679

Wynn Resorts Ltd.	7,412	1,029,305

Yum China Holdings, Inc.	14,781	709,636

		4,100,290
Household Products – 1.9%

The Procter & Gamble Co.	30,279	3,781,847

		3,781,847
Independent Power and Renewable Electricity Producers – 0.9%

NRG Energy, Inc.	42,912	1,705,752

		1,705,752
Industrial Conglomerates – 1.9%

3M Co.	2,705	477,216

General Electric Co.	58,034	647,660

Honeywell International, Inc.	11,915	2,108,955

Roper Technologies, Inc.	1,613	571,373

		3,805,204
Insurance – 3.3%

American International Group, Inc.	37,297	1,914,455

Assured Guaranty Ltd.	52,085	2,553,207

AXA S.A. (France)	12,915	364,365

Prudential PLC (United Kingdom)	88,588	1,704,560

		6,536,587
Interactive Media & Services – 4.9%

Alphabet, Inc., Class A(1)	4,390	5,879,922

Facebook, Inc., Class A(1)	17,848	3,663,302

		9,543,224
Internet & Direct Marketing Retail – 3.5%

Amazon.com, Inc.(1)	2,928	5,410,476

Booking Holdings, Inc.(1)	718	1,474,578

		6,885,054

December 31, 2019	Shares	Value
IT Services – 5.6%

Fidelity National Information Services, Inc.	25,328	$3,522,871

Fiserv, Inc.(1)	17,918	2,071,858

MasterCard, Inc., Class A	8,776	2,620,426

Visa, Inc., Class A	15,024	2,823,010

		11,038,165
Leisure Products – 0.4%

Hasbro, Inc.	7,364	777,712

		777,712
Life Sciences Tools & Services – 0.9%

Mettler-Toledo International, Inc.(1)	494	391,880

Thermo Fisher Scientific, Inc.	4,170	1,354,708

		1,746,588
Machinery – 0.6%

Deere & Co.	3,380	585,619

Stanley Black & Decker, Inc.	3,943	653,513

		1,239,132
Media – 1.1%

Charter Communications, Inc., Class A(1)	4,550	2,207,114

		2,207,114
Metals & Mining – 1.0%

Anglo American PLC (United Kingdom)	27,181	784,494

Freeport-McMoRan, Inc.	87,296	1,145,323

		1,929,817
Multi-Utilities – 0.3%

Ameren Corp.	8,826	677,837

		677,837
Oil, Gas & Consumable Fuels – 4.4%

BP PLC (United Kingdom)	617,819	3,878,264

Cairn Energy PLC (United Kingdom)(1)	209,358	571,264

Cenovus Energy, Inc. (Canada)	147,996	1,504,406

Encana Corp. (Canada)	119,639	560,167

Enterprise Products Partners LP	56,592	1,593,631

Kosmos Energy Ltd.	74,301	423,516

		8,531,248
Pharmaceuticals – 4.0%

Bristol-Myers Squibb Co.	11,436	734,077

Eli Lilly & Co.	7,149	939,593

Johnson & Johnson	13,966	2,037,221

Merck & Co., Inc.	24,064	2,188,621

Pfizer, Inc.	31,062	1,217,009

Zoetis, Inc.	5,938	785,894

		7,902,415
Professional Services – 0.2%

CoStar Group, Inc.(1)	640	382,912

		382,912
Road & Rail – 1.2%

Norfolk Southern Corp.	4,340	842,524

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2019	Shares	Value
Road & Rail (continued)

Union Pacific Corp.	8,563	$1,548,105

		2,390,629
Semiconductors & Semiconductor Equipment – 4.3%

Cree, Inc.(1)	19,328	891,987

NVIDIA Corp.	7,397	1,740,514

NXP Semiconductors N.V.	16,128	2,052,449

ON Semiconductor Corp.(1)	67,543	1,646,699

Texas Instruments, Inc.	15,992	2,051,614

		8,383,263
Software – 7.2%

Adobe, Inc.(1)	8,964	2,956,417

Dassault Systemes SE (France)	6,364	1,049,712

Microsoft Corp.	58,766	9,267,398

salesforce.com, Inc.(1)	5,733	932,415

		14,205,942

Specialty Retail – 2.8%

Advance Auto Parts, Inc.	2,061	330,090

Burlington Stores, Inc.(1)	1,293	294,843

CarMax, Inc.(1)	9,104	798,147

The Home Depot, Inc.	14,153	3,090,732

The TJX Cos., Inc.	12,987	792,986

Ulta Beauty, Inc.(1)	756	191,374

		5,498,172
Technology Hardware, Storage & Peripherals – 3.1%

Apple, Inc.	20,913	6,141,102

		6,141,102
Textiles, Apparel & Luxury Goods – 0.9%

Levi Strauss & Co., Class A	23,265	448,782

NIKE, Inc., Class B	12,836	1,300,415

		1,749,197
Trading Companies & Distributors – 0.8%

Fastenal Co.	7,635	282,113

United Rentals, Inc.(1)	4,639	773,646

December 31, 2019	Shares	Value
Trading Companies & Distributors (continued)

Yellow Cake PLC (United Kingdom)(1)(2)	188,828	$503,235

		1,558,994

Total Common Stocks (Cost $162,987,293)		192,060,979

	Principal Amount	Value
Short-Term Investment – 1.7%

Repurchase Agreements – 1.7%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $3,360,022, due 1/2/2020(3)	$3,360,000	3,360,000

Total Repurchase Agreements (Cost $3,360,000)		3,360,000

Total Investments – 99.7% (Cost $166,347,293)		195,420,979

Assets in excess of other liabilities – 0.3%		628,994

Total Net Assets – 100.0%		$196,049,973

(1)	Non-income–producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2019, the aggregate market value of these securities amounted to $711,298, representing 0.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$3,340,000	$3,430,855

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$182,997,022	$9,063,957	*	$—	$192,060,979
Repurchase Agreements	—	3,360,000		—	3,360,000
Total	$182,997,022	$12,423,957		$—	$195,420,979

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$195,420,979

Cash	30,476

Foreign currency, at value	753

Receivable for investments sold	1,298,349

Dividends/interest receivable	107,895

Foreign tax reclaims receivable	1,400

Prepaid expenses	8,943

Total Assets	196,868,795

Liabilities

Payable for investments purchased	481,817

Payable for fund shares redeemed	126,020

Investment advisory fees payable	98,841

Distribution fees payable	41,184

Accrued audit fees	22,105

Accrued custodian and accounting fees	13,775

Accrued trustees’ and officers’ fees	895

Accrued expenses and other liabilities	34,185

Total Liabilities	818,822

Total Net Assets	$196,049,973

Net Assets Consist of:

Paid-in capital	$150,435,866

Distributable earnings	45,614,107

Total Net Assets	$196,049,973

Investments, at Cost	$166,347,293

Foreign Currency, at Cost	$747

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	12,372,835

Net Asset Value Per Share	$15.85

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Dividends	$3,010,994

Interest	6,648

Withholding taxes on foreign dividends	(11,962)

Total Investment Income	3,005,680

Expenses

Investment advisory fees	1,011,701

Distribution fees	421,542

Trustees’ and officers’ fees	67,604

Professional fees	62,489

Custodian and accounting fees	59,970

Administrative fees	47,460

Shareholder reports	25,409

Transfer agent fees	18,710

Other expenses	19,995

Total Expenses	1,734,880

Less: Fees waived	(27,756)

Total Expenses, Net	1,707,124

Net Investment Income/(Loss)	1,298,556

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	10,510,483

Net realized gain/(loss) from foreign currency transactions	(6,744)

Net change in unrealized appreciation/(depreciation) on investments	37,626,311

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	11

Net Gain on Investments and Foreign Currency Transactions	48,130,061

Net Increase in Net Assets Resulting From Operations	$49,428,617

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$1,298,556	$865,646

Net realized gain/(loss) from investments and foreign currency transactions	10,503,739	2,286,862

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	37,626,322	(10,289,156)

Net Increase/(Decrease) in Net Assets Resulting from Operations	49,428,617	(7,136,648)

Capital Share Transactions

Proceeds from sales of shares	25,656,494 [1]	159,081,293

Cost of shares redeemed	(27,228,367)	(15,880,682)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,571,873)	143,200,611

Net Increase in Net Assets	47,856,744	136,063,963

Net Assets

Beginning of year	148,193,229	12,129,266

End of year	$196,049,973	$148,193,229

Other Information:

Shares

Sold	1,773,980	12,769,094

Redeemed	(1,914,785)	(1,214,013)

Net Increase/(Decrease)	(140,805)	11,555,081

[1]	Includes in-kind subscriptions of $22,345,743. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$11.84	$0.11	$3.90	$4.01	$15.85	33.87%

Year Ended 12/31/18	12.65	0.09	(0.90)	(0.81)	11.84	(6.40)%

Year Ended 12/31/17	10.37	0.08	2.20	2.28	12.65	21.99%

Period Ended 12/31/16(4)	10.00	0.04	0.33	0.37	10.37	3.70%	(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$196,050	1.01%		1.03%		0.77%		0.75%		88%

148,193	1.02%		1.09%		0.68%		0.61%		88%

12,129	0.96%		2.43%		0.67%		(0.80)%		154%

10,139	0.96%	(5)	3.07%	(5)	1.12%	(5)	(0.99)%	(5)	61%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Diversified Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.02% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $27,756.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020
$293,198	$60,975	$232,223

Park Avenue has entered into a Sub-Advisory Agreement with Putnam Investment Management LLC (“Putnam”). Putnam is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $421,542 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments and in-kind transactions) amounted to $147,293,950 and $172,588,879, respectively, for the year ended December 31, 2019. During the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Diversified Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Diversified Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committe of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8168

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Large Cap Disciplined Value VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

FUND COMMENTARY OF BOSTON PARTNERS GLOBAL INVESTORS, INC., SUB-ADVISER (unaudited)

Highlights

•	Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) returned 23.41%, underperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”), for the 12 months ended December 31, 2019. The Fund’s underperformance relative to the Index was primarily due to stock selection in the information technology and health care sectors. Conversely, sector allocation was positive in the industrials sector due to our overweight positioning.

•	The Index returned 26.54% for the period. The financials and information technology sectors were two of the largest contributors to performance for the Index during the period.

Market Overview

It is understandable that many investors may cringe at recalling the final quarter of 2018 when the Standard & Poor’s 500® Index2 fell by -13.52%, which dragged the Index to a negative total return for the year. Then the backdrop was harsh: the implementation of a third round of tariffs on Chinese imports, a partial government shutdown, White House staff resignations and firings, 4 interest rate hikes in the year, the U.S. Federal Reserve (the “Fed”) statement that its balance sheet reduction “was on autopilot”, and a bank liquidity crunch which saw short-term funding rates gap to upwards of 10% and percolated recession fears.

Fast forward to 2019’s backdrop: the December 13th completion of a preliminary Phase 1 U.S./China trade deal, a resounding victory for Boris Johnson and his U.K. Brexit initiatives, three cumulative interest rate cuts by the Fed, a reversal of the Fed’s quantitative tightening program, the return of a positive slope to the U.S. Treasury yield curve, the bipartisan passing of a $1.4 trillion spending bill, the signing of the USMCA trade agreement between the U.S., Mexico, and Canada and record-breaking holiday retail sales. Given this positive backdrop, the Standard & Poor’s 500® Index responded correspondingly, gaining +3.02% in December, +9.07% during the quarter, and a resounding 31.49% for the year (its best since 2013), while hitting 35 record closes along the way.

Portfolio Review

For the 12 months ended December 2019, stock selection lagged in the health care, information technology, and communication services sectors. The health care sector underperformed during the first nine months of the year due to merger integration concerns and fear of nationalized health care, and rebounded in the fourth quarter as companies continued to exceed earnings expectations and the prospects for a “Medicare for All” health insurance plan diminished. Sector allocation in the industrials and information technology sectors offset the detrimental effect of the stock selections in the health care and energy sectors. Stock selections in consumer discretionary, financials, and consumer staples sectors aided performance this year. Investors are also attracted to the non-cyclicality of the property and casualty business in an uncertain economic environment.

Outlook

While geopolitics and monetary policies had an outsized impact on the markets in 2019, we believe economics and fundamentals should play a larger role in determining outcomes in 2020. The consensus estimate for U.S. GDP growth for the year is +1.9% but could exceed expectations if China follows through on its Phase 1 promise. Global GDP is expected to grow at a +3.4% pace, led by a +4.6% advance in emerging markets and a +1.7% gain for developed markets. These figures could also have upside potential if the economic drag imposed by the trade war is alleviated, which we believe would most likely prompt an increase in business investment. Though economics and fundamentals should play a larger role for returns in 2020, that does not imply that geopolitics will have little influence on what transpires during the course of the year, as a confluence of potential market moving events sit on the horizon: the presidential impeachment proceedings, the Democratic Party nomination and the 2020 general election, as well as the recent escalation of tensions between the U.S., Iran, and North Korea.

Given the expectation of only a modest increase in inflation over the year, and with 2020 being an election year, we expect the Fed to remain on the sidelines with

1

The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

regards to rate hikes/cuts. Currently, Fed fund futures are showing less than a 50% chance of one additional rate cut during the year. The current expansion of the Fed’s balance sheet should continue to put marginal pressure on the dollar, which in turn would benefit the results posted by both multi-national and emerging market companies. While the “Fed put” of supporting the stock market with interest rate cuts and changes to monetary policies seems to be firmly in place, we believe it is highly unlikely that the dramatic P/E rerating that occurred in 2019 will be repeated in 2020. Earnings for the Standard & Poor’s 500® Index are forecasted to grow by about 10% in 2020, though, with history as a guide, we believe that number should be revised down to something closer to 5% as the year progresses.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $213,249,474

Sector Allocation[1] As of December 31, 2019

Top Ten Holdings[2] As of December 31, 2019

Holding	% of Total Net Assets
Berkshire Hathaway, Inc., Class B	4.60%
Bank of America Corp.	4.52%
JPMorgan Chase & Co.	3.53%
Citigroup, Inc.	2.71%
Wells Fargo & Co.	2.55%
The Procter & Gamble Co.	2.50%
Cigna Corp.	2.48%
Comcast Corp., Class A	2.34%
Chubb Ltd.	2.31%
Verizon Communications, Inc.	2.31%
Total	29.85%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	23.41%	—	—	10.93%
Russell 1000® Value Index		26.54%	—	—	10.78%

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Value VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$1,000.00	$1,097.00	$5.13	0.97%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94	0.97%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 98.0%

Aerospace & Defense – 2.2%

United Technologies Corp.	31,891	$4,775,996

		4,775,996
Air Freight & Logistics – 2.1%

CH Robinson Worldwide, Inc.	12,003	938,635

United Parcel Service, Inc., Class B	29,568	3,461,230

		4,399,865
Airlines – 0.7%

Southwest Airlines Co.	28,367	1,531,251

		1,531,251
Banks – 14.9%

Bank of America Corp.	273,889	9,646,371

Citigroup, Inc.	72,307	5,776,606

ING Groep N.V., ADR	129,972	1,566,163

JPMorgan Chase & Co.	54,021	7,530,527

Truist Financial Corp.	30,911	1,740,907

Wells Fargo & Co.	100,986	5,433,047

		31,693,621
Biotechnology – 0.8%

Biogen, Inc.(1)	5,950	1,765,543

		1,765,543
Building Products – 0.8%

Owens Corning	25,116	1,635,554

		1,635,554
Chemicals – 3.5%

Corteva, Inc.	52,794	1,560,591

DuPont de Nemours, Inc.	49,181	3,157,420

FMC Corp.	12,438	1,241,561

The Mosaic Co.	65,410	1,415,472

		7,375,044
Construction Materials – 1.1%

CRH PLC, ADR	58,796	2,371,243

		2,371,243
Consumer Finance – 0.6%

Discover Financial Services	14,941	1,267,296

		1,267,296
Diversified Financial Services – 4.6%

Berkshire Hathaway, Inc., Class B(1)	43,343	9,817,189

		9,817,189
Diversified Telecommunication Services – 2.3%

Verizon Communications, Inc.	80,031	4,913,903

		4,913,903
Electric Utilities – 1.4%

Edison International	38,538	2,906,151

		2,906,151
Electrical Equipment – 0.8%

Eaton Corp. PLC	17,911	1,696,530

		1,696,530

December 31, 2019	Shares	Value
Equity Real Estate Investment – 0.6%

Equity Residential REIT	15,862	$1,283,553

		1,283,553
Food Products – 1.2%

Mondelez International, Inc., Class A	29,716	1,636,757

Tyson Foods, Inc., Class A	9,780	890,371

		2,527,128
Health Care Equipment & Supplies – 3.0%

Medtronic PLC	38,432	4,360,110

Zimmer Biomet Holdings, Inc.	14,139	2,116,326

		6,476,436
Health Care Providers & Services – 10.4%

Anthem, Inc.	10,590	3,198,498

Cigna Corp.	25,827	5,281,363

CVS Health Corp.	38,646	2,871,011

Humana, Inc.	4,964	1,819,405

McKesson Corp.	16,977	2,348,259

Quest Diagnostics, Inc.	13,920	1,486,517

UnitedHealth Group, Inc.	11,533	3,390,471

Universal Health Services, Inc., Class B	12,053	1,729,124

		22,124,648
Hotels, Restaurants & Leisure – 1.6%

Las Vegas Sands Corp.	37,925	2,618,342

Wyndham Destinations, Inc.	17,094	883,589

		3,501,931
Household Durables – 2.3%

Lennar Corp., Class A	29,771	1,660,924

Mohawk Industries, Inc.(1)	9,206	1,255,514

Toll Brothers, Inc.	24,379	963,215

Whirlpool Corp.	7,145	1,054,102

		4,933,755
Household Products – 2.5%

The Procter & Gamble Co.	42,665	5,328,858

		5,328,858
Insurance – 6.6%

American International Group, Inc.	78,767	4,043,110

Aon PLC	3,592	748,178

Chubb Ltd.	31,692	4,933,177

Everest Re Group Ltd.	7,866	2,177,623

The Travelers Cos., Inc.	15,123	2,071,095

		13,973,183
Interactive Media & Services – 2.2%

Alphabet, Inc., Class A(1)	3,494	4,679,829

		4,679,829
Internet & Direct Marketing Retail – 0.4%

Booking Holdings, Inc.(1)	452	928,286

		928,286
Machinery – 1.1%

Dover Corp.	19,466	2,243,651

		2,243,651

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2019	Shares	Value
Media – 4.5%

Altice USA, Inc., Class A(1)	32,998	$902,166

Comcast Corp., Class A	110,958	4,989,781

Discovery, Inc., Class A(1)	32,026	1,048,531

FOX Corp., Class A	73,500	2,724,645

		9,665,123
Metals & Mining – 1.5%

Barrick Gold Corp.	176,216	3,275,855

		3,275,855
Oil, Gas & Consumable Fuels – 9.4%

Cimarex Energy Co.	34,143	1,792,166

ConocoPhillips	65,000	4,226,950

Marathon Petroleum Corp.	68,730	4,140,982

Noble Energy, Inc.	95,807	2,379,846

TOTAL S.A., ADR	58,390	3,228,967

Valero Energy Corp.	45,526	4,263,510

		20,032,421
Pharmaceuticals – 3.5%

GlaxoSmithKline PLC, ADR	46,548	2,187,291

Novo Nordisk A/S, ADR	14,206	822,243

Pfizer, Inc.	112,357	4,402,147

		7,411,681
Road & Rail – 2.2%

Kansas City Southern	17,957	2,750,294

Union Pacific Corp.	10,100	1,825,979

		4,576,273
Semiconductors & Semiconductor Equipment – 4.4%

KLA Corp.	10,803	1,924,771

Lam Research Corp.	6,955	2,033,642

Micron Technology, Inc.(1)	49,141	2,642,803

NXP Semiconductors N.V.	21,513	2,737,744

		9,338,960
Software – 2.3%

Microsoft Corp.	8,240	1,299,448

NortonLifeLock, Inc.	60,908	1,554,372

December 31, 2019	Shares	Value
Software (continued)

Oracle Corp.	38,248	$2,026,379

		4,880,199
Specialty Retail – 2.2%

AutoZone, Inc.(1)	2,757	3,284,442

Best Buy Co., Inc.	16,979	1,490,756

		4,775,198
Textiles, Apparel & Luxury Goods – 0.3%

PVH Corp.	8,572	901,346

		901,346

Total Common Stocks (Cost $184,920,156)		209,007,500

	Principal Amount	Value
Short–Term Investment – 2.0%

Repurchase Agreements – 2.0%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $4,284,029, due 1/2/2020(2)	$4,284,000	4,284,000

Total Repurchase Agreements (Cost $4,284,000)		4,284,000

Total Investments – 100.0% (Cost $189,204,156)		213,291,500

Liabilities in excess of other assets – (0.0)%		(42,026)

Total Net Assets – 100.0%		$213,249,474

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$4,255,000	$4,370,745

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$209,007,500	$—	$—	$209,007,500
Repurchase Agreements	—	4,284,000	—	4,284,000
Total	$209,007,500	$4,284,000	$—	$213,291,500

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$213,291,500

Cash	38,476

Dividends/interest receivable	147,666

Reimbursement receivable from adviser	6,314

Foreign tax reclaims receivable	3,393

Prepaid expenses	9,722

Total Assets	213,497,071

Liabilities

Investment advisory fees payable	111,933

Distribution fees payable	44,869

Accrued audit fees	22,105

Payable for fund shares redeemed	16,385

Accrued shareholder reports fees	14,523

Accrued custodian and accounting fees	13,191

Accrued trustees’ and officers’ fees	1,299

Accrued expenses and other liabilities	23,292

Total Liabilities	247,597

Total Net Assets	$213,249,474

Net Assets Consist of:

Paid-in capital	$182,728,811

Distributable earnings	30,520,663

Total Net Assets	$213,249,474

Investments, at Cost	$189,204,156

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	15,086,648

Net Asset Value Per Share	$14.13

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Dividends	$4,548,999

Interest	13,665

Withholding taxes on foreign dividends	(57,092)

Total Investment Income	4,505,572

Expenses

Investment advisory fees	1,285,187

Distribution fees	514,661

Trustees’ and officers’ fees	83,764

Professional fees	72,831

Custodian and accounting fees	52,077

Administrative fees	47,460

Shareholder reports	30,991

Transfer agent fees	14,646

Other expenses	24,670

Total Expenses	2,126,287

Less: Fees waived	(129,401)

Total Expenses, Net	1,996,886

Net Investment Income/(Loss)	2,508,686

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(1,102,304)

Net realized gain/(loss) from foreign currency transactions	227

Net change in unrealized appreciation/(depreciation) on investments	41,059,881

Net Gain on Investments and Foreign Currency Transactions	39,957,804

Net Increase in Net Assets Resulting From Operations	$42,466,490

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$2,508,686	$1,842,916

Net realized gain/(loss) from investments and foreign currency transactions	(1,102,077)	530,348

Net change in unrealized appreciation/(depreciation) on investments	41,059,881	(19,482,381)

Net Increase/(Decrease) in Net Assets Resulting from Operations	42,466,490	(17,109,117)

Capital Share Transactions

Proceeds from sales of shares	9,894,910	204,091,727

Cost of shares redeemed	(24,475,346)	(17,523,968)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(14,580,436)	186,567,759

Net Increase in Net Assets	27,886,054	169,458,642

Net Assets

Beginning of year	185,363,420	15,904,778

End of year	$213,249,474	$185,363,420

Other Information:

Shares

Sold	779,521	16,317,390

Redeemed	(1,876,554)	(1,371,590)

Net Increase/(Decrease)	(1,097,033)	14,945,800

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$11.45	$0.16	$2.52	$2.68	$14.13	23.41%

Year Ended 12/31/18	12.85	0.15	(1.55)	(1.40)	11.45	(10.89)%

Year Ended 12/31/17	10.78	0.10	1.97	2.07	12.85	19.20%

Period Ended 12/31/16(4)	10.00	0.03	0.75	0.78	10.78	7.80%	(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$213,249	0.97%		1.03%		1.22%		1.16%		66%

185,363	0.97%		1.08%		1.16%		1.05%		56%

15,905	0.98%		1.91%		0.89%		(0.04)%		71%

17,081	0.98%	(5)	2.70%	(5)	0.88%	(5)	(0.84)%	(5)	19%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.97% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $129,401.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020
$284,909	$62,448	$222,461

Park Avenue has entered into a Sub-Advisory Agreement with Boston Partners Global Investors, Inc. (“Boston Partners”). Boston Partners is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $514,661 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $133,090,849 and $148,595,124, respectively, for the year ended December 31, 2019. During the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

20

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8174

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Growth & Income VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Growth & Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GROWTH & INCOME VIP FUND

FUND COMMENTARY OF ALLIANCEBERNSTEIN L.P. (unaudited)

Highlights

•	Guardian Growth & Income VIP Fund returned 23.96%, underperforming the Russell 1000® Value Index[1] (the “Index”), which is the Fund’s benchmark, for the 12 months ended December 31, 2019. Stock selection drove the majority of the Fund’s underperformance relative to the Index for the period, especially in the health care sector.

•	The Index returned 26.54% for the year. For the period, growth stocks generally outperformed their value counterparts and high beta stocks outperformed low beta stocks.

Market Overview

U.S. markets advanced in 2019, as it looked increasingly likely that a phase-one trade deal between the U.S. and China was on the horizon and as monetary policy remained supportive. While investors remained concerned about slow economic and corporate profit growth and elevated equity valuations, there were signs late in the year that growth might be stabilizing in the U.S. and globally. The Index ended the year up 26.54%.

Capital markets were supported by accommodative monetary policy put in place by the U.S. Federal Reserve and the world’s central banks to offset the effects of the ongoing trade war and counteract restrained business spending and rising tariffs. Towards the end of the period, continued improvement in industrial survey data suggested a stabilization in the manufacturing sector, as well as moderating, but positive earnings growth.

After months of fitful negotiation, the U.S. and China appeared to reach a preliminary phase-one trade agreement. Although the details remain unclear, the announcement of an immediate elimination, or reduction, of many tariffs was greeted with relief by global equity markets. Ongoing negotiations are expected to lead to a signed trade deal early in 2020. As the year concluded, diminishing trade war headwinds, increased industrial production and favorable monetary policy drove U.S. and global equity markets higher.

Portfolio Review

While the Fund’s portfolio continues to hold shares of high quality companies with strong fundamental prospects, the strong risk-on market resulted in the Fund underperforming the Index due to the defensive nature of its holdings.

Stock selection within the health care sector was particularly challenging in 2019 as political risk from the upcoming 2020 U.S. presidential election resulted in broad sector underperformance and investor concerns grew throughout the year due to possible implications of health care reform took hold. While we believe there will be reform, we do not believe the “healthcare for all” plan offered by the Democratic Party candidates will become law. We believe that private insurance companies will remain relevant in the marketplace. As such, the Fund continues to overweight the sector as company fundamentals remain strong for our health care positions and trade at attractive valuations.

Outlook

Strong absolute market returns without corresponding fundamental profit growth concern us, especially with many valuation measures at or above prior market peaks. In addition to uncertainty surrounding U.S.-China trade negotiations, the 2020 U.S. presidential campaign and impeachment proceedings may sour investor sentiment and cloud the planning horizon for corporate capital expenditure. Given this backdrop, the markets could become more challenging, creating opportunities for those willing to be liquidity providers in times of stress.

We continue to evaluate at the company level, watching for signs of precipitous demand change. In terms of late-cycle dynamics, we rigorously assess companies’ abilities to manage cost pressures, such as labor. We seek to own attractively valued companies that are good businesses and exhibit signs of improving success. The Fund’s portfolio’s holdings have attractive fundamentals that are consistent with our philosophy — high free-cash-flow yields, low earnings variability and low leverage. These well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value potential of their shares.

1

The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN GROWTH & INCOME VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN GROWTH & INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $ 187,172,481

Sector Allocation[1] As of December 31, 2019

Top Ten Holdings[2] As of December 31, 2019

Holding	% of Total Net Assets
Berkshire Hathaway, Inc., Class B	3.89%
Pfizer, Inc.	3.86%
Verizon Communications, Inc.	3.81%
Walmart, Inc.	3.66%
JPMorgan Chase & Co.	3.50%
Comcast Corp., Class A	3.21%
Roche Holding AG, ADR	3.18%
Raytheon Co.	3.01%
Wells Fargo & Co.	2.89%
The Allstate Corp.	2.72%
Total	33.73%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN GROWTH & INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	23.96%	—	—	12.11%
Russell 1000® Value Index		26.54%	—	—	10.78%

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Growth & Income VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$1,000.00	$1,087.70	$5.31	1.01%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.14	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 95.9%

Aerospace & Defense – 4.1%

Curtiss-Wright Corp.	7,330	$1,032,724

Hexcel Corp.	14,256	1,045,107

Raytheon Co.	25,613	5,628,201

		7,706,032
Airlines – 2.3%

Alaska Air Group, Inc.	15,338	1,039,150

Delta Air Lines, Inc.	23,794	1,391,473

Southwest Airlines Co.	35,039	1,891,405

		4,322,028
Auto Components – 1.7%

BorgWarner, Inc.	43,364	1,881,130

Gentex Corp.	45,406	1,315,866

		3,196,996
Banks – 9.0%

Citigroup, Inc.	60,900	4,865,301

JPMorgan Chase & Co.	47,048	6,558,491

Wells Fargo & Co.	100,498	5,406,793

		16,830,585
Biotechnology – 4.0%

Alexion Pharmaceuticals, Inc.(1)	21,426	2,317,222

Amgen, Inc.	7,659	1,846,355

Gilead Sciences, Inc.	51,191	3,326,391

		7,489,968
Capital Markets – 2.8%

Northern Trust Corp.	17,430	1,851,763

The Goldman Sachs Group, Inc.	15,054	3,461,366

		5,313,129
Chemicals – 0.6%

LyondellBasell Industries N.V., Class A	10,802	1,020,573

		1,020,573
Communications Equipment – 2.5%

Cisco Systems, Inc.	49,901	2,393,252

F5 Networks, Inc.(1)	15,861	2,214,989

		4,608,241
Construction & Engineering – 0.8%

EMCOR Group, Inc.	16,688	1,440,174

		1,440,174
Consumer Finance – 2.6%

Capital One Financial Corp.	47,262	4,863,732

		4,863,732
Diversified Financial Services – 3.9%

Berkshire Hathaway, Inc., Class B(1)	32,137	7,279,030

		7,279,030
Diversified Telecommunication Services – 4.3%

AT&T, Inc.	25,002	977,078

Verizon Communications, Inc.	116,184	7,133,698

		8,110,776

December 31, 2019	Shares	Value
Electrical Equipment – 0.5%

Hubbell, Inc.	6,503	$961,273

		961,273
Electronic Equipment, Instruments & Components – 1.9%

Dolby Laboratories, Inc., Class A	37,585	2,585,848

Littelfuse, Inc.	5,389	1,030,916

		3,616,764
Energy Equipment & Services – 0.3%

Dril-Quip, Inc.(1)	13,760	645,482

		645,482
Equity Real Estate Investment – 2.8%

Mid-America Apartment Communities, Inc. REIT	9,930	1,309,370

Regency Centers Corp. REIT	62,610	3,950,065

		5,259,435
Food & Staples Retailing – 3.7%

Walmart, Inc.	57,589	6,843,877

		6,843,877
Health Care Providers & Services – 5.2%

Anthem, Inc.	10,071	3,041,744

Cigna Corp.	19,052	3,895,943

Quest Diagnostics, Inc.	26,592	2,839,760

		9,777,447
Household Durables – 2.3%

D.R. Horton, Inc.	55,433	2,924,091

Garmin Ltd.	14,252	1,390,425

		4,314,516
Insurance – 6.4%

Aflac, Inc.	35,112	1,857,425

Fidelity National Financial, Inc.	57,564	2,610,527

Reinsurance Group of America, Inc.	14,642	2,387,524

The Allstate Corp.	45,239	5,087,126

		11,942,602
Internet & Direct Marketing Retail – 0.4%

Expedia Group, Inc.	7,127	770,714

		770,714
IT Services – 2.7%

Akamai Technologies, Inc.(1)	17,925	1,548,362

Cognizant Technology Solutions Corp., Class A	24,873	1,542,623

Leidos Holdings, Inc.	7,933	776,561

MAXIMUS, Inc.	14,903	1,108,634

		4,976,180
Machinery – 2.3%

Altra Industrial Motion Corp.	26,080	944,357

Crane Co.	28,446	2,457,165

Parker-Hannifin Corp.	4,668	960,768

		4,362,290
Media – 5.0%

Comcast Corp., Class A	133,837	6,018,650

Discovery, Inc., Class A(1)	99,947	3,272,265

		9,290,915

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2019	Shares	Value
Metals & Mining – 0.3%

BHP Group Ltd., ADR	10,450	$571,719

		571,719
Oil, Gas & Consumable Fuels – 7.2%

Chevron Corp.	11,171	1,346,217

ConocoPhillips	73,301	4,766,764

Exxon Mobil Corp.	36,337	2,535,596

Phillips 66	44,089	4,911,955

		13,560,532
Pharmaceuticals – 7.0%

Pfizer, Inc.	184,378	7,223,930

Roche Holding AG, ADR	146,360	5,950,998

		13,174,928
Professional Services – 0.8%

Robert Half International, Inc.	22,405	1,414,876

		1,414,876
Real Estate Management & Development – 2.2%

CBRE Group, Inc., Class A(1)	65,562	4,018,295

		4,018,295
Road & Rail – 1.3%

Kansas City Southern	6,987	1,070,129

Norfolk Southern Corp.	7,337	1,424,332

		2,494,461
Specialty Retail – 2.5%

Advance Auto Parts, Inc.	11,862	1,899,818

Murphy USA, Inc.(1)	23,733	2,776,761

		4,676,579
Technology Hardware, Storage & Peripherals – 0.6%

Apple, Inc.	3,889	1,142,005

		1,142,005

December 31, 2019	Shares	Value
Tobacco – 1.9%

Philip Morris International, Inc.	41,112	$3,498,220

		3,498,220

Total Common Stocks (Cost $157,052,995)		179,494,374

	Principal Amount	Value
Short–Term Investment – 4.2%

Repurchase Agreements – 4.2%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $7,790,052, due 1/2/2020(2)	$7,790,000	7,790,000

Total Repurchase Agreements (Cost $7,790,000)		7,790,000

Total Investments – 100.1% (Cost $164,842,995)		187,284,374

Liabilities in excess of other assets – (0.1)%		(111,893)

Total Net Assets – 100.0%		$187,172,481

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$7,740,000	$7,950,543

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$179,494,374	$—	$—	$179,494,374
Repurchase Agreements	—	7,790,000	—	7,790,000
Total	$179,494,374	$7,790,000	$—	$187,284,374

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$187,284,374

Cash	34,178

Dividends/interest receivable	127,717

Foreign tax reclaims receivable	32,192

Receivable for fund shares subscribed	12,380

Reimbursement receivable from adviser	616

Prepaid expenses	8,666

Total Assets	187,500,123

Liabilities

Payable for fund shares redeemed	118,166

Investment advisory fees payable	99,463

Distribution fees payable	39,674

Accrued audit fees	22,105

Accrued custodian and accounting fees	10,353

Accrued trustees’ and officers’ fees	1,131

Accrued expenses and other liabilities	36,750

Total Liabilities	327,642

Total Net Assets	$187,172,481

Net Assets Consist of:

Paid-in capital	$154,471,652

Distributable earnings	32,700,829

Total Net Assets	$187,172,481

Investments, at Cost	$164,842,995

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	12,784,355

Net Asset Value Per Share	$14.64

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Dividends	$3,689,820

Interest	32,073

Withholding taxes on foreign dividends	(24,144)

Total Investment Income	3,697,749

Expenses

Investment advisory fees	1,146,179

Distribution fees	456,741

Trustees’ and officers’ fees	74,366

Professional fees	67,798

Administrative fees	47,460

Custodian and accounting fees	44,935

Shareholder reports	25,639

Transfer agent fees	19,525

Other expenses	21,576

Total Expenses	1,904,219

Less: Fees waived	(58,984)

Total Expenses, Net	1,845,235

Net Investment Income/(Loss)	1,852,514

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	2,160,236

Net change in unrealized appreciation/(depreciation) on investments	34,541,886

Net Gain on Investments	36,702,122

Net Increase in Net Assets Resulting From Operations	$38,554,636

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$1,852,514	$1,336,466

Net realized gain/(loss) from investments	2,160,236	3,393,124

Net change in unrealized appreciation/(depreciation) on investments	34,541,886	(13,699,311)

Net Increase/(Decrease) in Net Assets Resulting from Operations	38,554,636	(8,969,721)

Capital Share Transactions

Proceeds from sales of shares	8,957,181	183,635,093

Cost of shares redeemed	(25,200,352)	(20,346,714)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(16,243,171)	163,288,379

Net Increase in Net Assets	22,311,465	154,318,658

Net Assets

Beginning of year	164,861,016	10,542,358

End of year	$187,172,481	$164,861,016

Other Information:

Shares

Sold	683,179	14,707,417

Redeemed	(1,860,190)	(1,566,707)

Net Increase/(Decrease)	(1,177,011)	13,140,710

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$11.81	$0.14	$2.69	$2.83	$14.64	23.96%

Year Ended 12/31/18	12.85	0.12	(1.16)	(1.04)	11.81	(8.09)%

Year Ended 12/31/17	10.70	0.09	2.06	2.15	12.85	20.09%

Period Ended 12/31/16(4)	10.00	0.04	0.66	0.70	10.70	7.00%	(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$187,172	1.01%		1.04%		1.01%		0.98%		36%

164,861	1.01%		1.08%		0.94%		0.87%		58%

10,542	0.98%		2.04%		0.81%		(0.25)%		85%

9,457	0.98%	(5)	3.11%	(5)	1.20%	(5)	(0.93)%	(5)	11%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Growth & Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $58,984.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020
$192,471	$45,009	$147,462

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $456,741 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $62,292,806 and $76,534,448, respectively, for the year ended December 31, 2019. During the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Growth & Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Growth & Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

20

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8169

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Mid Cap Traditional Growth VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Traditional Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

FUND COMMENTARY OF JANUS CAPITAL MANAGEMENT LLC, SUB-ADVISER (unaudited)

Highlights

•	Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) returned 36.19% for the 12 months ended December 31, 2019, outperforming its benchmark, the Russell Midcap® Growth Index[1] (the “Index”). Stock selection in the industrials sector was a notable contributor to relative performance. Stock selection in the consumer discretionary sector detracted.

•	The Index returned 35.47% and delivered strong gains for 2019, led by stocks in the information technology sector. Energy stocks had the weakest performance for the Index over the period.

Market Overview

Mid-cap stocks ended the year with strong gains despite periods of volatility sparked by uncertainty over the global economic outlook and trade policy. Corporate earnings growth was solid, though it slowed somewhat from the 2018 pace. Despite resilience in the U.S. economy, especially in the consumer sector, the U.S. Federal Reserve responded to global economic risks with three interest rate cuts. Stocks ended the year on a strong note, supported by positive economic news and reports that the U.S. and China made progress toward an initial trade deal.

Portfolio Review

The Fund outperformed the Index during the period. Stock selection in the industrials sector contributed to relative performance. Stock selection in the consumer discretionary sector detracted from relative performance.

Outlook

While 2019 was a strong year for market performance, we would caution that such returns are not the norm and, as we look ahead to 2020, we remain cognizant of risks posed by global economic uncertainty, ongoing U.S. and China trade negotiations and the resulting reconfiguration of global supplier relationships. As we enter an election cycle, we also acknowledge that populist rhetoric from both sides of the political spectrum may create uncertainty for certain economic sectors, such as health care.

Additionally, we continue to see excessive valuations in certain high-growth stocks and sectors of the market. Our valuation discipline had led us to reduce holdings and move to underweights in such sectors, even in cases where we like the management teams and business models. We are not, on the other hand, turning our attention to value stocks, where technological change is increasingly disrupting established profit pools. We continue to pursue a middle way as we seek growth companies with sustainable competitive advantages, strong earnings growth potential and experienced, forward-looking management teams. And while we will not sacrifice these criteria in pursuit of attractive valuations, we also will not pay an excessive price for growth. In our current view, this middle way represents the most prudent strategy for seeking positive long-term performance.

1

The Russell Midcap® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in mid-size companies involves risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $ 125,058,476

Sector Allocation[1] As of December 31, 2019

Top Ten Holdings[2] As of December 31, 2019

Holding	% of Total Net Assets
Sensata Technologies Holding PLC	2.59%
WEX, Inc.	2.55%
Constellation Software, Inc. (Canada)	2.54%
Microchip Technology, Inc.	2.41%
LPL Financial Holdings, Inc.	2.33%
Lamar Advertising Co., Class A REIT	2.24%
Aon PLC	2.22%
SS&C Technologies Holdings, Inc.	2.22%
TE Connectivity Ltd.	2.18%
TD Ameritrade Holding Corp.	2.17%
Total	23.45%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	36.19%	—	—	16.65%
Russell Midcap® Growth Index		35.47%	—	—	15.58%

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Traditional Growth VIP Fund and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$1,000.00	$1,074.60	$5.75	1.10%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 97.9%

Aerospace & Defense – 2.8%

L3Harris Technologies, Inc.	8,350	$1,652,214

Teledyne Technologies, Inc.(1)	5,427	1,880,673

		3,532,887
Airlines – 1.4%

Ryanair Holdings PLC, ADR(1)	12,366	1,083,385

Southwest Airlines Co.	11,635	628,058

		1,711,443
Auto Components – 0.5%

Visteon Corp.(1)	7,010	606,996

		606,996
Banks – 0.6%

SVB Financial Group(1)	2,793	701,155

		701,155
Biotechnology – 1.3%

Neurocrine Biosciences, Inc.(1)	8,011	861,102

Sage Therapeutics, Inc.(1)	2,551	184,157

Sarepta Therapeutics, Inc.(1)	4,229	545,710

		1,590,969
Capital Markets – 5.9%

Cboe Global Markets, Inc.	7,221	866,520

LPL Financial Holdings, Inc.	31,618	2,916,760

MSCI, Inc.	3,176	819,980

TD Ameritrade Holding Corp.	54,568	2,712,030

		7,315,290
Commercial Services & Supplies – 3.3%

Cimpress PLC(1)	12,886	1,620,672

Edenred (France)	18,748	970,115

Ritchie Bros Auctioneers, Inc.	35,417	1,521,160

		4,111,947
Consumer Finance – 0.6%

Synchrony Financial	21,642	779,328

		779,328
Containers & Packaging – 1.3%

Sealed Air Corp.	42,128	1,677,958

		1,677,958
Diversified Consumer Services – 1.4%

frontdoor, Inc.(1)	13,918	659,992

ServiceMaster Global Holdings, Inc.(1)	27,843	1,076,410

		1,736,402
Electrical Equipment – 2.6%

Sensata Technologies Holding PLC(1)	60,189	3,242,382

		3,242,382
Electronic Equipment, Instruments & Components – 6.1%

Belden, Inc.	13,374	735,570

Dolby Laboratories, Inc., Class A	19,082	1,312,842

Flex Ltd.(1)	106,571	1,344,926

National Instruments Corp.	34,962	1,480,291

December 31, 2019	Shares	Value
Electronic Equipment, Instruments & Components (continued)

TE Connectivity Ltd.	28,469	$2,728,469

		7,602,098
Entertainment – 0.6%

Liberty Media Corp-Liberty Formula One, Class C(1)	15,874	729,648

		729,648
Equity Real Estate Investment – 4.4%

Crown Castle International Corp. REIT	18,675	2,654,651

Lamar Advertising Co., Class A REIT	31,371	2,800,176

		5,454,827
Health Care Equipment & Supplies – 7.0%

Boston Scientific Corp.(1)	58,390	2,640,396

Dentsply Sirona, Inc.	14,599	826,157

ICU Medical, Inc.(1)	3,989	746,422

STERIS PLC	1,815	276,642

Teleflex, Inc.	3,043	1,145,507

The Cooper Cos., Inc.	7,271	2,336,100

Varian Medical Systems, Inc.(1)	5,850	830,758

		8,801,982
Hotels, Restaurants & Leisure – 3.2%

Aramark	27,620	1,198,708

Dunkin’ Brands Group, Inc.	22,271	1,682,351

Norwegian Cruise Line Holdings Ltd.(1)	20,150	1,176,962

		4,058,021
Industrial Conglomerates – 0.9%

Carlisle Cos., Inc.	7,263	1,175,444

		1,175,444
Insurance – 6.4%

Aon PLC	13,349	2,780,463

Intact Financial Corp. (Canada)	18,931	2,047,123

Willis Towers Watson PLC	5,264	1,063,012

WR Berkley Corp.	31,114	2,149,977

		8,040,575
Internet & Direct Marketing Retail – 0.3%

Wayfair, Inc., Class A(1)	4,333	391,573

		391,573
IT Services – 11.9%

Amdocs Ltd.	27,943	2,017,205

Broadridge Financial Solutions, Inc.	16,843	2,080,784

Euronet Worldwide, Inc.(1)	4,335	683,023

Fidelity National Information Services, Inc.	14,319	1,991,630

Gartner, Inc.(1)	1,391	214,353

Global Payments, Inc.	14,418	2,632,150

GoDaddy, Inc., Class A(1)	30,087	2,043,509

WEX, Inc.(1)	15,219	3,187,772

		14,850,426
Life Sciences Tools & Services – 5.5%

IQVIA Holdings, Inc.(1)	11,257	1,739,319

PerkinElmer, Inc.	26,589	2,581,792

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2019	Shares	Value
Life Sciences Tools & Services (continued)

PRA Health Sciences, Inc.(1)	8,394	$932,993

Waters Corp.(1)	7,079	1,654,008

		6,908,112
Machinery – 3.5%

Ingersoll-Rand PLC	5,569	740,231

Rexnord Corp.(1)	43,576	1,421,449

The Middleby Corp.(1)	6,732	737,289

Westinghouse Air Brake Technologies Corp.	18,620	1,448,636

		4,347,605
Media – 0.7%

Omnicom Group, Inc.	11,061	896,162

		896,162
Pharmaceuticals – 2.1%

Bristol-Myers Squibb Co.	10,177	653,262

Catalent, Inc.(1)	25,789	1,451,921

Elanco Animal Health, Inc.(1)	17,639	519,468

		2,624,651
Professional Services – 3.7%

CoStar Group, Inc.(1)	2,104	1,258,823

IHS Markit Ltd.(1)	18,354	1,382,974

Verisk Analytics, Inc.	13,100	1,956,354

		4,598,151
Road & Rail – 0.5%

Old Dominion Freight Line, Inc.	2,970	563,647

		563,647
Semiconductors & Semiconductor Equipment – 7.9%

KLA Corp.	11,747	2,092,963

Lam Research Corp.	6,902	2,018,145

Microchip Technology, Inc.	28,720	3,007,558

ON Semiconductor Corp.(1)	86,357	2,105,384

Xilinx, Inc.	6,737	658,676

		9,882,726
Software – 8.3%

Atlassian Corp. PLC, Class A(1)	9,516	1,145,156

Constellation Software, Inc. (Canada)	3,271	3,176,816

Intuit, Inc.	2,447	640,943

Nice Ltd., ADR(1)	16,982	2,634,757

SS&C Technologies Holdings, Inc.	45,103	2,769,324

		10,366,996

December 31, 2019	Shares	Value
Specialty Retail – 1.2%

CarMax, Inc.(1)	9,706	$850,925

Williams-Sonoma, Inc.	9,421	691,878

		1,542,803
Textiles, Apparel & Luxury Goods – 1.3%

Gildan Activewear, Inc.	55,778	1,647,124

		1,647,124
Trading Companies & Distributors – 0.7%

Ferguson PLC (United Kingdom)	9,629	874,858

		874,858

Total Common Stocks (Cost $100,155,228)		122,364,186
Rights – 0.0%

Pharmaceuticals – 0.0%

Bristol-Myers Squibb Co., expiring 3/31/2021(1)	10,177	30,633

Total Rights (Cost $21,677)		30,633

	Principal Amount	Value
Short–Term Investment – 2.2%

Repurchase Agreements – 2.2%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $2,774,018, due 1/2/2020(2)	$2,774,000	2,774,000

Total Repurchase Agreements (Cost $2,774,000)		2,774,000

Total Investments – 100.1% (Cost $102,950,905)		125,168,819

Liabilities in excess of other assets – (0.1)%		(110,343)

Total Net Assets – 100.0%		$125,058,476

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$2,755,000	$2,829,942

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$120,519,213	$1,844,973	*	$—	$122,364,186
Rights	30,633	—		—	30,633
Repurchase Agreements	—	2,774,000		—	2,774,000
Total	$120,549,846	$4,618,973		$—	$125,168,819

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$125,168,819

Cash	23,385

Foreign currency, at value	9,586

Dividends/interest receivable	41,022

Receivable for investments sold	33,050

Reimbursement receivable from adviser	11,199

Prepaid expenses	5,632

Total Assets	125,292,693

Liabilities

Investment advisory fees payable	83,357

Payable for fund shares redeemed	57,914

Distribution fees payable	26,370

Accrued audit fees	22,105

Accrued administrative fees	11,865

Accrued shareholder reports fees	11,855

Accrued custodian and accounting fees	10,585

Accrued trustees’ and officers’ fees	780

Accrued expenses and other liabilities	9,386

Total Liabilities	234,217

Total Net Assets	$125,058,476

Net Assets Consist of:

Paid-in capital	$89,278,796

Distributable earnings	35,779,680

Total Net Assets	$125,058,476

Investments, at Cost	$102,950,905

Foreign Currency, at Cost	$9,532

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	7,485,932

Net Asset Value Per Share	$16.71

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Dividends	$1,270,836

Interest	11,685

Withholding taxes on foreign dividends	(31,126)

Total Investment Income	1,251,395

Expenses

Investment advisory fees	969,875

Distribution fees	306,625

Professional fees	54,740

Custodian and accounting fees	50,594

Trustees’ and officers’ fees	50,026

Administrative fees	47,460

Shareholder reports	30,349

Transfer agent fees	13,660

Other expenses	15,463

Total Expenses	1,538,792

Less: Fees waived	(189,643)

Total Expenses, Net	1,349,149

Net Investment Income/(Loss)	(97,754)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	6,801,698

Net realized gain/(loss) from foreign currency transactions	57

Net change in unrealized appreciation/(depreciation) on investments	30,649,001

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	41

Net Gain on Investments and Foreign Currency Transactions	37,450,797

Net Increase in Net Assets Resulting From Operations	$37,353,043

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$(97,754)	$(70,021)

Net realized gain/(loss) from investments and foreign currency transactions	6,801,755	5,091,851

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	30,649,042	(10,889,842)

Net Increase/(Decrease) in Net Assets Resulting from Operations	37,353,043	(5,868,012)

Capital Share Transactions

Proceeds from sales of shares	1,287,937	120,913,855

Cost of shares redeemed	(23,647,691)	(17,662,081)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(22,359,754)	103,251,774

Net Increase in Net Assets	14,993,289	97,383,762

Net Assets

Beginning of year	110,065,187	12,681,425

End of year	$125,058,476	$110,065,187

Other Information:

Shares

Sold	81,649	9,277,053

Redeemed	(1,564,608)	(1,305,053)

Net Increase/(Decrease)	(1,482,959)	7,972,000

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$12.27	$(0.01)	$4.45	$4.44	$16.71	36.19%

Year Ended 12/31/18	12.72	(0.01)	(0.44)	(0.45)	12.27	(3.54)%

Year Ended 12/31/17	9.99	(0.02)	2.75	2.73	12.72	27.33%

Period Ended 12/31/16(4)	10.00	0.00 (5)	(0.01)	(0.01)	9.99	(0.10)%	(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$125,058	1.10%		1.26%		(0.07)%		(0.23)%		10%

110,065	1.10%		1.31%		(0.07)%		(0.28)%		30%

12,681	1.09%		2.15%		(0.20)%		(1.26)%		35%

13,272	1.09%	(6)	2.93%	(6)	0.14%	(6)	(1.70)%	(6)	5%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)	Rounds to $0.00 per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% up to $100 million, 0.75% up to $300 million, and 0.73% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.10% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $189,643.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020
$247,059	$54,113	$192,946

Park Avenue has entered into a Sub-Advisory Agreement with Janus Capital Management LLC (“Janus Capital”). Janus Capital is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $306,625 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $12,269,881 and $34,795,176, respectively, for the year ended December 31, 2019. During the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Traditional Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Traditional Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

20

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8177

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Mid Cap Relative Value VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

FUND COMMENTARY OF WELLS CAPITAL MANAGEMENT INCORPORATED, SUB-ADVISER (unaudited)

Highlights

•	Guardian Mid Cap Relative Value VIP Fund (the “Fund”) returned 35.51% for the 12 months ended December 31, 2019, and outperformed its benchmark, the Russell Midcap® Value Index[1] (the “Index”). The Fund’s outperformance relative to the Index was primarily due to security selection in the industrials, real estate, energy, and financials sectors. The Fund’s exposure to cash was the largest detractor to relative performance. In addition, overweights to the materials and health care sectors were minor detractors.

•	The Index delivered a positive return of 27.06% in 2019. The market appreciation was broad across the Index, with all sectors except energy advancing double digit returns.

Market Overview

Equity markets rallied for much of 2019, primarily driven by a change in direction from central bank policies across the globe and optimism around a potential resolution to the U.S./China trade dispute. The December 2018 sell-off was quickly erased as the U.S. Federal Reserve (the “Fed”) signaled a more accommodative policy and the fear of a policy induced recession was greatly reduced. The Fed’s decision to hold, ease and hold again was viewed favorably by the equity markets. Growth continued its outperformance over value, although value saw a short resurgence later in the year as investors began to price in a softer economic landing and cyclical stocks rallied.

The Index sharply advanced during the period. The information technology, industrials, and financials sectors advanced the most, although the strength was broad based across the Index with all sectors posting positive double-digit returns with the exception of the energy sector.

Portfolio Review

The Fund’s laudable relative performance premium was driven largely by stock selection during the period although relative sector weight allocation differences also added value. Notably, stock selection in the industrials, real estate, materials, energy, and financials sectors were the largest contributors to relative performance. The Fund benefited as many of its industrial and materials holdings recovered from the input cost pressures they faced in 2018, leading to strong margin recovery in 2019. The Fund’s exposure to cash was the largest detractor, although the Fund was also negatively impacted by its overweight to the materials and health care sectors.

Outlook

Global financial markets across asset classes have rallied around a consensus view of a broad economic and inflationary recovery in 2020. Rather than try to predict economic indicators, we take confidence in our modeling process’s ability to pick up how changes in interests rates affect discount rates and borrowing costs as well as if future risks are accurately being reflected in a company’s current stock price.

We continue to maintain a favorable outlook for the Fund but believe any hiccup in economic data, the U.S. and China trade negotiations, and headlines around the 2020 U.S. presidential election could produce increased volatility. We will continue to monitor and be opportunistic with any volatility that is created from these headlines. We are not experts in forecasting macro or political events; however, it is commonly the macro-driven volatility that creates inefficiencies in individual stock prices.

We will continue to execute our process to identify and capitalize on the mispricing of stocks. We invest in companies that we believe control their own destiny via durable asset bases that provide distinct long-term competitive advantages; flexible balance sheets; and strong, sustainable free cash flow generation. We believe our strong fundamental analysis, risk management, and active investment process are well suited for taking advantage of new opportunities as the equity market evolves. While volatility may return, the strong balance sheets and stable cash flows of the companies in our portfolio should support consistent long-term performance.

[1]

The Russell Midcap® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in mid-size companies involves risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $235,341,508

Sector Allocation[1] As of December 31, 2019

Top Ten Holdings[2] As of December 31, 2019

Holding	% of Total Net Assets
Amdocs Ltd.	2.84%
Brown & Brown, Inc.	2.81%
CBRE Group, Inc., Class A	2.31%
Alcon, Inc.	2.22%
Humana, Inc.	2.21%
Varian Medical Systems, Inc.	2.18%
Arch Capital Group Ltd.	2.16%
Kansas City Southern	2.13%
Stanley Black & Decker, Inc.	2.12%
Jacobs Engineering Group, Inc.	2.10%
Total	23.08%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	35.51%	—	—	10.45%
Russell Midcap® Value Index		27.06%	—	—	9.21%

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Relative Value VIP Fund and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$1,000.00	$1,109.10	$5.32	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 96.1%

Auto Components – 1.2%

Aptiv PLC	30,200	$2,868,094

		2,868,094
Banks – 6.5%

Fifth Third Bancorp	142,312	4,374,671

PacWest Bancorp	83,044	3,178,094

Regions Financial Corp.	271,082	4,651,767

Zions Bancorporation N.A.	59,100	3,068,472

		15,273,004
Beverages – 1.8%

Molson Coors Beverage Co., Class B	78,689	4,241,337

		4,241,337
Building Products – 2.1%

AO Smith Corp.	51,223	2,440,264

Masco Corp.	53,328	2,559,210

		4,999,474
Capital Markets – 2.2%

Cboe Global Markets, Inc.	21,848	2,621,760

Northern Trust Corp.	23,312	2,476,667

		5,098,427
Chemicals – 2.0%

PPG Industries, Inc.	34,480	4,602,735

		4,602,735
Commercial Services & Supplies – 2.1%

Republic Services, Inc.	54,802	4,911,903

		4,911,903
Construction & Engineering – 2.1%

Jacobs Engineering Group, Inc.	55,060	4,946,040

		4,946,040
Containers & Packaging – 3.4%

International Paper Co.	57,568	2,651,006

Packaging Corp. of America	27,144	3,039,857

Sealed Air Corp.	60,161	2,396,213

		8,087,076
Electric Utilities – 3.6%

American Electric Power Co., Inc.	43,016	4,065,442

FirstEnergy Corp.	92,455	4,493,313

		8,558,755
Energy Equipment & Services – 1.9%

Baker Hughes Co.	76,019	1,948,367

National Oilwell Varco, Inc.	98,012	2,455,201

		4,403,568
Equity Real Estate Investment – 5.5%

American Campus Communities, Inc. REIT	76,999	3,621,263

Invitation Homes, Inc. REIT	152,409	4,567,698

Mid-America Apartment Communities, Inc. REIT	24,900	3,283,314

Park Hotels & Resorts, Inc. REIT	55,954	1,447,530

		12,919,805

December 31, 2019	Shares	Value
Food Products – 0.6%

Lamb Weston Holdings, Inc.	17,532	$1,508,278

		1,508,278
Health Care Equipment & Supplies – 7.1%

Alcon, Inc.(1)	92,560	5,236,119

STERIS PLC	14,655	2,233,715

Varian Medical Systems, Inc.(1)	36,125	5,130,111

Zimmer Biomet Holdings, Inc.	26,870	4,021,902

		16,621,847
Health Care Providers & Services – 3.1%

Humana, Inc.	14,158	5,189,190

Universal Health Services, Inc., Class B	15,396	2,208,710

		7,397,900
Hotels, Restaurants & Leisure – 3.0%

Vail Resorts, Inc.	13,034	3,125,944

Yum China Holdings, Inc.	79,847	3,833,455

		6,959,399
Household Durables – 2.7%

D.R. Horton, Inc.	55,571	2,931,370

Mohawk Industries, Inc.(1)	25,487	3,475,917

		6,407,287
Household Products – 0.4%

Church & Dwight Co., Inc.	14,948	1,051,442

		1,051,442
Industrial Conglomerates – 1.9%

Carlisle Cos., Inc.	27,927	4,519,706

		4,519,706
Insurance – 11.3%

Arch Capital Group Ltd.(1)	118,297	5,073,759

Brown & Brown, Inc.	167,248	6,602,951

Fidelity National Financial, Inc.	79,842	3,620,835

Loews Corp.	84,178	4,418,503

The Allstate Corp.	40,778	4,585,486

Willis Towers Watson PLC	11,046	2,230,629

		26,532,163
IT Services – 4.1%

Amdocs Ltd.	92,578	6,683,206

Euronet Worldwide, Inc.(1)	19,624	3,091,957

		9,775,163
Life Sciences Tools & Services – 1.2%

Charles River Laboratories International, Inc.(1)	18,113	2,766,942

		2,766,942
Machinery – 2.8%

Cummins, Inc.	9,134	1,634,621

Stanley Black & Decker, Inc.	30,091	4,987,282

		6,621,903
Media – 2.0%

Discovery, Inc., Class C(1)	157,950	4,815,895

		4,815,895

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2019	Shares	Value
Metals & Mining – 1.1%

Barrick Gold Corp.	133,501	$2,481,784

		2,481,784
Mortgage Real Estate Investment – 1.5%

Annaly Capital Management, Inc. REIT	373,242	3,515,940

		3,515,940
Multiline Retail – 1.2%

Kohl’s Corp.	56,369	2,872,001

		2,872,001
Oil, Gas & Consumable Fuels – 4.1%

Cimarex Energy Co.	36,393	1,910,268

Devon Energy Corp.	61,131	1,587,572

Hess Corp.	30,459	2,034,966

Valero Energy Corp.	19,418	1,818,496

WPX Energy, Inc.(1)	170,030	2,336,212

		9,687,514
Real Estate Management & Development – 2.3%

CBRE Group, Inc., Class A(1)	88,875	5,447,149

		5,447,149
Road & Rail – 2.1%

Kansas City Southern	32,730	5,012,927

		5,012,927
Semiconductors & Semiconductor Equipment – 1.2%

Analog Devices, Inc.	22,980	2,730,943

		2,730,943
Software – 0.5%

Check Point Software Technologies Ltd.(1)	10,351	1,148,547

		1,148,547
Technology Hardware, Storage & Peripherals – 1.8%

NCR Corp.(1)	117,558	4,133,339

		4,133,339
Textiles, Apparel & Luxury Goods – 1.2%

Carter’s, Inc.	4,780	522,645

PVH Corp.	22,288	2,343,583

		2,866,228

December 31, 2019	Shares	Value
Trading Companies & Distributors – 2.9%

AerCap Holdings N.V.(1)	58,960	$3,624,271

United Rentals, Inc.(1)	18,724	3,122,602

		6,746,873
Water Utilities – 1.6%

American Water Works Co., Inc.	29,870	3,669,529

		3,669,529

Total Common Stocks (Cost $195,928,488)		226,200,917

	Principal Amount	Value
Short-Term Investment – 4.2%
Repurchase Agreements – 4.2%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $9,936,066, due 1/2/2020(2)	$9,936,000	$9,936,000

Total Repurchase Agreements (Cost $9,936,000)		9,936,000

Total Investments – 100.3% (Cost $205,864,488)		236,136,917

Liabilities in excess of other assets – (0.3)%		(795,409)

Total Net Assets – 100.0%		$235,341,508

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$9,870,000	$10,138,484

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$226,200,917	$—	$—	$226,200,917
Repurchase Agreements	—	9,936,000	—	9,936,000
Total	$226,200,917	$9,936,000	$—	$236,136,917

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$236,136,917

Cash	41,091

Dividends/interest receivable	363,278

Reimbursement receivable from adviser	13,886

Prepaid expenses	10,681

Total Assets	236,565,853

Liabilities

Payable for investments purchased	883,428

Investment advisory fees payable	136,889

Payable for fund shares redeemed	77,967

Distribution fees payable	49,494

Accrued audit fees	22,105

Accrued custodian and accounting fees	13,449

Accrued trustees’ and officers’ fees	1,454

Accrued expenses and other liabilities	39,559

Total Liabilities	1,224,345

Total Net Assets	$235,341,508

Net Assets Consist of:

Paid-in capital	$188,672,937

Distributable earnings	46,668,571

Total Net Assets	$235,341,508

Investments, at Cost	$205,864,488

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	16,897,481

Net Asset Value Per Share	$13.93

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Dividends	$4,144,645

Interest	32,393

Withholding taxes on foreign dividends	(970)

Total Investment Income	4,176,068

Expenses

Investment advisory fees	1,576,944

Distribution fees	569,755

Trustees’ and officers’ fees	92,881

Professional fees	77,607

Custodian and accounting fees	53,714

Administrative fees	47,460

Shareholder reports	34,995

Transfer agent fees	19,123

Other expenses	26,207

Total Expenses	2,498,686

Less: Fees waived	(219,666)

Total Expenses, Net	2,279,020

Net Investment Income/(Loss)	1,897,048

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	10,568,878

Net change in unrealized appreciation/(depreciation) on investments	55,598,138

Net Gain on Investments	66,167,016

Net Increase in Net Assets Resulting From Operations	$68,064,064

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$1,897,048	$1,132,362

Net realized gain/(loss) from investments	10,568,878	1,377,970

Net change in unrealized appreciation/(depreciation) on investments	55,598,138	(26,909,351)

Net Increase/(Decrease) in Net Assets Resulting from Operations	68,064,064	(24,399,019)

Capital Share Transactions

Proceeds from sales of shares	358,860	233,892,549

Cost of shares redeemed	(37,266,799)	(18,104,929)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(36,907,939)	215,787,620

Net Increase in Net Assets	31,156,125	191,388,601

Net Assets

Beginning of year	204,185,383	12,796,782

End of year	$235,341,508	$204,185,383

Other Information:

Shares

Sold	28,354	20,351,298

Redeemed	(2,984,859)	(1,562,377)

Net Increase/(Decrease)	(2,956,505)	18,788,921

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights Per Share Operating Performance
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$10.28	$0.10	$3.55	$3.65	$13.93	35.51%

Year Ended 12/31/18	12.02	0.08	(1.82)	(1.74)	10.28	(14.48)%

Year Ended 12/31/17	10.81	0.10	1.11	1.21	12.02	11.19%

Period Ended 12/31/16(4)	10.00	0.03	0.78	0.81	10.81	8.10%	(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

	Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$235,342	1.00%		1.10%		0.83%		0.73%		37%

204,185	1.00%		1.14%		0.66%		0.52%		31%

12,797	1.09%		2.09%		0.87%		(0.13)%		76%

14,921	1.09%	(5)	2.80%	(5)	0.93%	(5)	(0.76)%	(5)	14%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Mid Cap Relative Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.72% up to $100 million, 0.67% up to $300 million, 0.62% up to $500 million, and 0.60% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $219,666.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020
$244,076	$52,843	$191,233

Park Avenue has entered into a Sub-Advisory Agreement with Wells Capital Management Incorporated (“Wells Capital”). Wells Capital is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $569,755 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $81,217,403 and $120,535,826, respectively, for the year ended December 31, 2019. During the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Relative Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Relative Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior.

John H. Walter (bornd 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

20

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8176

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian International Growth VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL GROWTH VIP FUND

FUND COMMENTARY BY J.P. MORGAN INVESTMENT MANAGEMENT INC., SUB-ADVISER

Highlights

•	Guardian International Growth VIP Fund (the “Fund”) returned 32.13%, outperforming its benchmark, the MSCI® EAFE® Growth Index[1] (the “Index”), for the 12 months ended December 31, 2019. The Fund’s outperformance relative to the Index was primarily due to security selection, especially in consumer discretionary and industrials sectors. Stock selection in health care was the sole detractor to Fund’s performance.

•	The Index returned 27.90% for the year. This performance was contributed by information technology, health care and materials sectors.

Market Overview

Global equity markets rallied strongly in 2019, with the MSCI® World Index2 rising 27.3% in local currency terms. Despite the generally unpredictable political environment, the end of the year saw a reduction in uncertainty around global trade and British politics, largely encouraging U.S. economic and corporate data and rising crude oil prices. Stocks rallied on a breakthrough in U.S.-China trade talks as the U.S. decided against proceeding with a planned tariff hike on consumer goods imported from China and the two countries entered into the first phase of a trade deal. Elsewhere, the victory of the Conservative party in the UK general election uplifted investor sentiment as the chances of a no-deal Brexit diminished. Corporate profits largely beat market expectations in both the U.S. and Europe; however, earnings forecasts continued to be lowered.

In terms of economic data, the manufacturing Purchasing Managers’ Index3 in Europe continued to be soft, dragged down by weakness in German output but activity data in the U.S. and China was more encouraging. U.S. labour markets and housing sales also showed resilience. Additionally, crude oil prices rallied as the Organization of the Petroleum Exporting Countries announced steep production cuts for 2020. Major central banks continued to take accommodative policy positions. In terms of sector performance, information technology, healthcare and materials rallied the most this year while the real estate and communication services sectors saw more muted gains.

Portfolio Review

In a positive performance period for international equities, the Fund’s outperformance was driven primarily by stock selection. The Fund’s stock selection in consumer discretionary and industrials contributed to performance. Stock selection in the health care sector detracted from performance.

Throughout the period, we maintained a preference for more cyclical sectors such as consumer discretionary and financials, where we found individual stocks with attractive valuations and strong earnings growth on a forward-looking basis.

Outlook

2019 was a year of very strong equity market returns against a backdrop of deteriorating economic data, particularly in the manufacturing sector. Investors instead focused on robust services data, strong labor markets, consumer confidence and easing monetary policy conditions. From here, we expect returns to be much more modest and dependent on the path of economic growth. For now, with signs that economic data may have bottomed, supportive central banks and easing trade tensions, the path looks positive. However, we expect investors to be looking for signs of slowing economic growth and its impact on corporate profits and hiring. Valuations remain reasonable, and we still expect positive earnings growth ahead and see ample opportunity for active investors within sectors. However, consensus earnings expectations for 2020 still appear too high and investors should be wary of this as these numbers start to be used in calculating forward valuation multiples. In recent years, investors have had a clear preference for both perceived long-term structural winners and defensive stocks, coupled with an aversion to companies seen as more economically sensitive or vulnerable to disruption. These trends have resulted in historically wide valuation spreads (the gap between the most expensive and cheapest stocks) within both sectors and countries, while international and emerging market stocks have been at an unusually wide discount to U.S. equities. For the rest of the year, investors are likely to continue to focus on U.S. and China trade negotiations, the path of economic growth and monetary policy conditions and begin to focus more on the 2020 U.S. presidential election as we move through the year.

1

MSCI® EAFE® Growth Index (the “Index”) is a subset of the MSCI® EAFE® Index. The MSCI® EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The MSCI® World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

3

The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $146,554,757

Geographic Region Allocation[1] As of December 31, 2019

Sector Allocation[2] As of December 31, 2019

3

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Top Ten Holdings[1] As of December 31, 2019

Holding	Country	% of Total Net Assets
Nestle S.A. (Reg S)	Switzerland	5.68%
Roche Holding AG	Switzerland	4.24%
ASML Holding N.V.	Netherlands	3.37%
AIA Group Ltd.	Hong Kong	3.15%
LVMH Moet Hennessy Louis Vuitton SE	France	3.02%
SAP SE	Germany	2.97%
Unilever PLC	United Kingdom	2.71%
Diageo PLC	United Kingdom	2.69%
Novo Nordisk A/S, Class B	Denmark	2.65%
Novartis AG (Reg S)	Switzerland	2.49%
Total		32.97%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	32.13%	—	—	9.49%
MSCI® EAFE® Growth Index		27.90%	—	—	9.93%

4

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Growth VIP Fund and the MSCI® EAFE® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$1,000.00	$1,091.10	$6.22	1.18%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 98.9%

Cayman Islands – 3.0%

Alibaba Group Holding Ltd., ADR(1)	11,268	$2,389,943

Tencent Holdings Ltd.	42,000	2,026,019

		4,415,962
China – 1.3%

Ping An Insurance Group Co. of China Ltd., Class H	155,000	1,836,170

		1,836,170
Denmark – 4.0%

Genmab A/S(1)	8,543	1,901,524

Novo Nordisk A/S, Class B	67,054	3,889,110

		5,790,634
France – 9.0%

EssilorLuxottica S.A.	17,873	2,730,237

L’Oreal S.A.	11,615	3,449,352

LVMH Moet Hennessy Louis Vuitton SE	9,491	4,420,254

Safran S.A.	16,498	2,557,427

		13,157,270
Germany – 15.2%

adidas AG	9,224	2,997,863

Beiersdorf AG	18,166	2,173,712

Continental AG	10,649	1,382,863

Delivery Hero SE(1)(2)	39,001	3,086,877

Deutsche Boerse AG	14,005	2,202,541

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Reg S)	7,961	2,348,610

SAP SE	32,339	4,358,321

Symrise AG	17,743	1,866,631

Zalando SE(1)(2)	36,869	1,868,159

		22,285,577
Hong Kong – 4.9%

AIA Group Ltd.	438,400	4,612,694

Hong Kong Exchanges & Clearing Ltd.	78,900	2,557,271

		7,169,965
India – 1.5%

HDFC Bank Ltd., ADR	34,693	2,198,495

		2,198,495
Ireland – 1.5%

Linde PLC	10,221	2,194,135

		2,194,135
Japan – 12.1%

Daikin Industries Ltd.	18,100	2,545,414

Keyence Corp.	9,600	3,397,951

Makita Corp.	56,400	1,952,515

Nidec Corp.	16,500	2,253,968

Shimano, Inc.	12,100	1,964,557

SMC Corp.	5,400	2,468,385

Sony Corp.	47,300	3,219,559

		17,802,349

December 31, 2019	Shares	Value
Luxembourg – 1.2%

Spotify Technology S.A.(1)	11,740	$1,755,717

		1,755,717
Netherlands – 7.1%

Adyen N.V.(1)(2)	2,206	1,815,214

Airbus SE	24,534	3,599,572

ASML Holding N.V.	16,573	4,935,608

		10,350,394
Spain – 1.6%

Industria de Diseno Textil S.A.	67,193	2,380,174

		2,380,174
Sweden – 3.3%

Assa Abloy AB, Class B	100,414	2,346,459

Atlas Copco AB, Class A	64,060	2,553,597

		4,900,056
Switzerland – 16.6%

Alcon, Inc.(1)	35,528	2,012,651

Lonza Group AG (Reg S)(1)	6,294	2,295,516

Nestle S.A. (Reg S)	76,763	8,316,238

Novartis AG (Reg S)	38,508	3,648,339

Partners Group Holding AG	2,040	1,869,595

Roche Holding AG	19,177	6,218,297

		24,360,636
Taiwan – 1.6%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	40,483	2,352,062

		2,352,062
United Kingdom – 15.0%

Burberry Group PLC	63,512	1,858,723

Diageo PLC	93,677	3,947,518

InterContinental Hotels Group PLC	28,025	1,930,477

Intertek Group PLC	33,031	2,563,625

London Stock Exchange Group PLC	27,094	2,798,597

RELX PLC	105,611	2,666,413

Smith & Nephew PLC	91,129	2,201,363

Unilever PLC	69,478	3,977,564

		21,944,280

Total Common Stocks (Cost $119,904,285)		144,893,876

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2019	Principal Amount	Value
Short-Term Investment – 1.1%

Repurchase Agreements – 1.1%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $1,631,011, due 1/2/2020(3)	$1,631,000	$1,631,000

Total Repurchase Agreements (Cost $1,631,000)		1,631,000

Total Investments – 100.0% (Cost $121,535,285)		146,524,876

Assets in excess of other liabilities – 0.0%		29,881

Total Net Assets – 100.0%		$146,554,757
(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2019, the aggregate market value of these securities amounted to $6,770,250, representing 4.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$1,620,000	$1,664,067

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Cayman Islands	$2,389,943	$2,026,019	*	$—	$4,415,962
China	—	1,836,170	*	—	1,836,170
Denmark	—	5,790,634	*	—	5,790,634
France	—	13,157,270	*	—	13,157,270
Germany	—	22,285,577	*	—	22,285,577
Hong Kong	—	7,169,965	*	—	7,169,965
India	2,198,495	—		—	2,198,495
Ireland	—	2,194,135	*	—	2,194,135
Japan	—	17,802,349	*	—	17,802,349
Luxembourg	1,755,717	—		—	1,755,717
Netherlands	—	10,350,394	*	—	10,350,394
Spain	—	2,380,174	*	—	2,380,174
Sweden	—	4,900,056	*	—	4,900,056
Switzerland	—	24,360,636	*	—	24,360,636
Taiwan	2,352,062	—		—	2,352,062
United Kingdom	—	21,944,280	*	—	21,944,280
Repurchase Agreements	—	1,631,000		—	1,631,000
Total	$8,696,217	$137,828,659		$—	$146,524,876

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$146,524,876

Cash	27,651

Foreign tax reclaims receivable	222,514

Dividends/interest receivable	30,901

Reimbursement receivable from adviser	5,283

Prepaid expenses	6,639

Total Assets	146,817,864

Liabilities

Investment advisory fees payable	96,258

Payable for fund shares redeemed	58,233

Distribution fees payable	30,670

Accrued audit fees	23,684

Accrued custodian and accounting fees	18,637

Accrued shareholder reports fees	13,162

Accrued trustees’ and officers’ fees	913

Accrued expenses and other liabilities	21,550

Total Liabilities	263,107

Total Net Assets	$146,554,757

Net Assets Consist of:

Paid-in capital	$130,823,597

Distributable earnings	15,731,160

Total Net Assets	$146,554,757

Investments, at Cost	$121,535,285

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	10,832,066

Net Asset Value Per Share	$13.53

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Dividends	$2,725,133

Interest	8,463

Withholding taxes on foreign dividends	(256,564)

Total Investment Income	2,477,032

Expenses

Investment advisory fees	1,120,606

Distribution fees	356,869

Custodian and accounting fees	79,279

Professional fees	62,618

Trustees’ and officers’ fees	58,250

Administrative fees	47,460

Shareholder reports	43,893

Transfer agent fees	15,227

Other expenses	17,207

Total Expenses	1,801,409

Less: Fees waived	(116,989)

Total Expenses, Net	1,684,420

Net Investment Income/(Loss)	792,612

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(3,730,651)

Net realized gain/(loss) from foreign currency transactions	5,332

Net change in unrealized appreciation/(depreciation) on investments	42,749,754

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	2,846

Net Gain on Investments and Foreign Currency Transactions	39,027,281

Net Increase in Net Assets Resulting From Operations	$39,819,893

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$792,612	$1,153,053

Net realized gain/(loss) from investments and foreign currency transactions	(3,725,319)	(8,649,086)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	42,752,600	(19,844,261)

Net Increase/(Decrease) in Net Assets Resulting from Operations	39,819,893	(27,340,294)

Capital Share Transactions

Proceeds from sales of shares	3,516,589	163,773,670

Cost of shares redeemed	(27,918,350)	(15,932,351)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(24,401,761)	147,841,319

Net Increase in Net Assets	15,418,132	120,501,025

Net Assets

Beginning of year	131,136,625	10,635,600

End of year	$146,554,757	$131,136,625

Other Information:

Shares

Sold	311,020	13,300,264

Redeemed	(2,289,980)	(1,332,858)

Net Increase/(Decrease)	(1,978,960)	11,967,406

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$10.24	$0.07		$3.22	$3.29	$13.53	32.13%

Year Ended 12/31/18	12.61	0.12		(2.49)	(2.37)	10.24	(18.79)%

Year Ended 12/31/17	9.62	0.09		2.90	2.99	12.61	31.08%

Period Ended 12/31/16(4)	10.00	(0.00	)(5)	(0.38)	(0.38)	9.62	(3.80)%	(6)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$146,555	1.18%		1.26%		0.56%		0.48%		25%

131,137	1.18%		1.32%		1.07%		0.93%		61%

10,636	1.22%		2.49%		0.79%		(0.48)%		32%

10,980	1.22%	(6)	3.20%	(6)	(0.06)%	(6)	(2.04)%	(6)	8%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)	Rounds to $(0.00) per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian International Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return consisting of long-term capital growth and current income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.18% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $116,989.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020
$223,235	$48,645	$174,590

Park Avenue has entered into a Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (“J.P. Morgan”). J.P. Morgan is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $356,869 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $35,508,538 and $58,801,277, respectively, for the year ended December 31, 2019. During the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month

LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8171

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian International Value VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL VALUE VIP FUND

FUND COMMENTARY OF LAZARD ASSET MANAGEMENT LLC, SUB-ADVISER (unaudited)

Highlights

•	Guardian International Value VIP Fund (the “Fund”) returned 21.38%, underperforming its benchmark, the MSCI® EAFE® Index (Europe, Australasia, and Far East)[1] (the “Index”), for the 12 months ended December 31, 2019. The Index returned 22.01% for the year.

•	The Fund’s underperformance relative to the Index was primarily due to stock selection, especially in the financials, materials, and consumer staples sectors. Positioning in emerging markets and greater-than-benchmark weight in the industrials sector also contributed to the Fund’s relative performance. Stock selection in the consumer discretionary and real estate sectors, and a cash position and an underweight in the consumer discretionary and health care sectors were detractors from the Fund’s performance.

Market Overview

The year 2019 was a big one for equities, and international equities were no exception. The Index rose 22.01% over the course of the year, while the MSCI® ACWI ex USA Index2, rose 21.5%. The fourth quarter was particularly strong, as markets anticipated a cyclical upturn in both the global economy and corporate profits. However, the nature of the gains was as important as the raw numbers. We entered the year feeling cautious about corporate fundamentals and that stance turned out to be justified. Equity returns were driven by multiple expansion rather than earnings, which came in much lower than expected across regions. In the first three quarters of the year, the shift in policy from monetary tightening to easing from the U.S. Federal Reserve (the “Fed”), as well as the European Central Bank’s (the “ECB”) return to quantitative easing, drove asset prices higher. Equities owed their strong rise in the fourth quarter, equivalent to 40% on an annualized basis, to a turn in risk sentiment, thanks to a preliminary agreement on a trade deal between the U.S. and China and a decisive election in the United Kingdom. A market that reacted with a loud, long sigh of relief at every sign of stabilization and largely ignored fundamentals posed challenges for stock pickers, even as stocks overall enjoyed good returns.

Behind the impressive performance stocks enjoyed in most regions, the prevailing mood for 2019 was one of anxiety. U.S. and China trade tensions, a global manufacturing slowdown, and pessimism around global growth prospects were all at the top of investors’ minds.

We believe that it is telling that the three major developments that boosted international equities in 2019 all made an uncertain world feel a bit more certain. The Fed’s about-face on monetary tightening, which was followed by easing from the ECB and many emerging markets central banks, made fears of rising interest rates a moot point. British voters ushered in some clarity around Brexit by delivering a decisive victory to Prime Minister Boris Johnson’s Conservative Party in the fourth quarter. And finally, the U.S. and China announced in December that they had reached an agreement on a Phase 1 trade deal.

Given the underlying uncertainty, we are not surprised that high-quality stocks fared particularly well in 2019. Within the high-quality world, those with the highest growth and valuations, climbed 39% in the year and were particularly strong in the fourth quarter. As we enter 2020, the expectations for this group are high, with a nearly 8-point valuation premium versus the Index (23.7x vs. 15.8x on a price-to-earnings basis).

That is not to say value didn’t have its moments in 2019. For a short period of time, global value stocks started to outpace global growth stocks late in the third quarter, as fears of a recession began to subside, a trade deal began to seem more possible, sentiment improved, and investors hoped weak global manufacturing activity would bottom. Armed with renewed confidence, we believe investors felt comfortable, at least for a short period of time, taking advantage of an unusually wide valuation gap between value and growth stocks. The appetite for value began to flag as the third-quarter earnings season got underway, however, and wasn’t ultimately strong enough to compete with demand for growth stocks.

The growth stock versus value stock paradigm held right down to the sector and region level. Technology stocks, a classic growth sector, soared. Energy stocks lagged, as investors worried about the potential for depressed prices in the face of abundant oil supplies and a global manufacturing slowdown.

Portfolio Review

The Fund slightly underperformed the Index for the year. Stock selection in the financials sector helped relative returns. Stock selection in the materials sector also drove positive relative returns. Lastly, positioning in emerging markets was additive to relative returns.

In contrast, a lower-than-benchmark weight and stock selection in the consumer discretionary sector detracted from relative returns. Elsewhere, strategy

1

GUARDIAN INTERNATIONAL VALUE VIP FUND

returns were hurt by stock selection in the real estate sector. Lastly, cash was the largest detractor from performance. Cash is a residual of our process, not a strategic asset in the portfolio. Corporate fundamentals weakened throughout the year, while increasingly positive sentiment drove valuations higher. As a result, stocks in our portfolio reached target valuations faster than we could find high-quality relative value investments to replace them with. This resulted in slightly elevated cash levels, which weighed down performance relative to the Index.

Outlook

Entering 2020, the question we think investors must ask themselves is whether corporate earnings and monetary stimulus can continue to offset geopolitical and economic uncertainty. We believe such optimism may have powered markets through 2019, but could fade in 2020 unless corporate fundamentals improve. U.S. markets in particular have largely priced in both the return to global monetary stimulus, which drove expectations for improvement in corporate profits, and some short-term positive geopolitical developments, such as the Phase 1 trade deal between the U.S. and China and Brexit. International equities, however, have not priced in these developments to the same degree. Partly as a result, the United States is trading at a higher premium to international equities than it has in two decades. Should the U.S. market’s high hopes for increasing stability and a pickup in economic growth fail to materialize, the discount on international stocks could provide more of a cushion for investors relative to the U.S. should valuations fall.

On the monetary front, interest rates are already extremely low relative to history, while central bank balance sheets remain elevated. We think it is significant that both the Fed and ECB are set to engage in a series of discussions this year about how they would counteract a financial crisis, given their limited firepower. We believe the bar for further meaningful stimulus in developed markets is relatively high. What’s more, we do not expect additional monetary stimulus to provide the same relief to markets as the Fed’s about-face on tightening did in late 2018 and early 2019.

In terms of the global economy, an upturn in growth that seemed imminent entering the fourth quarter of 2019 faded a bit by the end. While manufacturing activity seemed to stabilize early in the second half of 2019, purchasing managers’ indices dipped downward again at the very end of the year — even after the announcement of the Phase 1 trade deal the absence of which had supposedly been weighing on manufacturing activity.

That dip begs a bigger question: will the geopolitical events that gave investors comfort in 2019 translate into a stronger economy, and therefore, stronger corporate profits? While it’s true that the UK election and U.S.-China trade deal seemed to create a bit more certainty in the world, we believe that certainty is, to some degree, an illusion. The UK must still negotiate crucial trade agreements with the European Union before a self-imposed December 2020 deadline. Similarly, it remains to be seen what Phase 2 trade negotiations between the U.S. and China will look like, or if they will materialize at all. Finally, it is an election year in the U.S., which could have unpredictable consequences for both volatility and performance.

With the factors that drove stock prices in 2019 seemingly running out of steam and the stocks that powered 2019 trading at very high valuations, another year of rapid multiple expansion looks unlikely. In that environment, we believe stock picking will become increasingly important.

1

The MSCI® EAFE® Index (Europe, Australasia, and Far East) (the “Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The MSCI® ACWI ex USA Index (the “ACWI Index”) tracks the performance of publicly traded large- and mid-cap stocks of companies in 22 of 23 developed markets and 26 emerging markets. You may not invest in the ACWI Index and, unlike the Fund, the ACWI Index does not incur fees or expenses.

2

GUARDIAN INTERNATIONAL VALUE VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

3

GUARDIAN INTERNATIONAL VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $220,988,948

Geographic Region Allocation[1] As of December 31, 2019

Sector Allocation[2] As of December 31, 2019

4

GUARDIAN INTERNATIONAL VALUE VIP FUND

Top Ten Holdings[1] As of December 31, 2019

Holding	Country	% of Total Net Assets
Novartis AG (Reg S)	Switzerland	3.18%
SAP SE	Germany	3.15%
Medtronic PLC	Ireland	3.07%
Royal Dutch Shell PLC, Class A	United Kingdom	2.96%
Sanofi	France	2.76%
RELX PLC	United Kingdom	2.62%
Volkswagen AG	Germany	2.55%
Samsung Electronics Co. Ltd.	Republic of Korea	2.55%
Safran S.A.	France	2.39%
Assa Abloy AB, Class B	Sweden	2.21%
Total		27.44%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Value VIP Fund	9/1/2016	21.38%	—	—	6.01%
MSCI® EAFE® Index		22.01%	—	—	8.57%

5

GUARDIAN INTERNATIONAL VALUE VIP FUND

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Value VIP Fund and the MSCI® EAFE® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$1,000.00	$1,049.20	$4.86	0.94%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 95.6%

Canada – 5.5%

Canadian National Railway Co.	26,247	$2,374,367

National Bank of Canada	53,949	2,994,605

Suncor Energy, Inc.	134,610	4,411,845

TMX Group Ltd.	28,200	2,442,024

		12,222,841
Cayman Islands – 0.4%

ESR Cayman Ltd.(1)(2)	384,400	868,221

		868,221
China – 1.6%

Ping An Insurance Group Co. of China Ltd., Class H	300,000	3,553,878

		3,553,878
Denmark – 1.5%

Carlsberg A/S, Class B	22,638	3,377,043

		3,377,043
Finland – 2.4%

Nordea Bank Abp	317,856	2,571,210

Sampo OYJ, Class A	64,144	2,798,641

		5,369,851
France – 13.3%

Air Liquide S.A.	26,198	3,723,433

BNP Paribas S.A.	38,024	2,263,462

Engie S.A.	286,320	4,626,928

Safran S.A.	34,033	5,275,604

Sanofi	60,842	6,110,799

Vinci S.A.	23,200	2,577,413

Vivendi S.A.	165,546	4,798,365

		29,376,004
Germany – 5.3%

Fresenius Medical Care AG & Co. KGaA	20,687	1,534,312

Fresenius SE & Co. KGaA	28,283	1,596,466

SAP SE	51,724	6,970,834

Vonovia SE	28,391	1,528,461

		11,630,073
Indonesia – 0.4%

Bank Mandiri Persero Tbk PT	1,531,300	846,586

		846,586
Ireland – 4.5%

Medtronic PLC	59,779	6,781,928

Ryanair Holdings PLC, ADR(2)	36,194	3,170,956

		9,952,884
Israel – 1.2%

Bank Leumi Le-Israel BM	349,650	2,548,178

		2,548,178
Japan – 16.2%

Asahi Group Holdings Ltd.	46,200	2,110,402

Daiwa House Industry Co. Ltd.	129,812	4,021,773

Hitachi Ltd.	107,400	4,523,907

December 31, 2019	Shares	Value
Japan (continued)

Kao Corp.	40,630	$3,351,080

Makita Corp.	72,600	2,513,343

Nexon Co. Ltd.(2)	201,900	2,670,522

Nintendo Co. Ltd.	10,100	4,076,827

Pan Pacific International Holdings Corp.	124,328	2,063,585

Shin-Etsu Chemical Co. Ltd.	27,200	2,982,092

Sumitomo Mitsui Financial Group, Inc.	92,800	3,416,172

Suzuki Motor Corp.	46,200	1,935,163

Yamaha Corp.	40,700	2,243,538

		35,908,404
Luxembourg – 0.7%

ArcelorMittal S.A.	85,725	1,514,276

		1,514,276
Mexico – 0.4%

Arca Continental S.A.B. de C.V.	182,600	965,851

		965,851
Netherlands – 3.7%

ABN AMRO Bank N.V.(1)	115,769	2,114,536

Koninklijke DSM N.V.	27,802	3,629,174

Wolters Kluwer N.V.	32,435	2,370,777

		8,114,487
Norway – 3.6%

Equinor ASA	130,038	2,600,565

Mowi ASA	105,660	2,748,078

Telenor ASA	141,641	2,540,405

		7,889,048
Republic of Korea – 2.5%

Samsung Electronics Co. Ltd.	116,856	5,630,628

		5,630,628
Singapore – 2.7%

DBS Group Holdings Ltd.	206,480	3,979,955

NetLink NBN Trust	2,682,500	1,884,950

		5,864,905
Spain – 0.8%

Red Electrica Corp. S.A.	92,905	1,868,804

		1,868,804
Sweden – 3.7%

Assa Abloy AB, Class B	209,092	4,886,030

Epiroc AB, Class A	276,211	3,375,599

		8,261,629
Switzerland – 5.3%

ABB Ltd. (Reg S)	190,603	4,601,325

Novartis AG (Reg S)	74,076	7,018,136

		11,619,461
United Kingdom – 19.9%

Aon PLC	19,974	4,160,384

BHP Group PLC	123,061	2,906,693

Compass Group PLC	77,662	1,945,500

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2019	Shares	Value
United Kingdom (continued)

Ferguson PLC	29,998	$2,725,516

Howden Joinery Group PLC	153,925	1,379,614

Informa PLC	270,755	3,077,766

Network International Holdings PLC(1)(2)	145,982	1,239,015

Prudential PLC	232,283	4,469,458

RELX PLC	229,435	5,787,997

Royal Dutch Shell PLC, Class A	220,202	6,545,394

RSA Insurance Group PLC	288,736	2,179,510

Tesco PLC	1,105,471	3,744,802

The Weir Group PLC	70,566	1,412,025

Unilever PLC	41,029	2,348,880

		43,922,554

Total Common Stocks (Cost $196,712,593)		211,305,606
Preferred Stocks – 2.5%

Germany – 2.5%

Volkswagen AG, 3.00%	28,506	5,635,120

		5,635,120

Total Preferred Stocks (Cost $5,235,355)		5,635,120

December 31, 2019	Principal Amount	Value
Short-Term Investment – 2.2%

Repurchase Agreements – 2.2%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $4,821,032, due 1/2/2020(3)	$4,821,000	$4,821,000

Total Repurchase Agreements (Cost $4,821,000)		4,821,000

Total Investments – 100.3% (Cost $206,768,948)		221,761,726

Liabilities in excess of other assets – (0.3)%		(772,778)

Total Net Assets – 100.0%		$220,988,948

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2019, the aggregate market value of these securities amounted to $4,221,772, representing 1.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Non–income–producing security.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$4,790,000	$4,920,298

Legend:

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Canada	$12,222,841	$—		$—	$12,222,841
Cayman Islands	868,221	—		—	868,221
China	—	3,553,878	*	—	3,553,878
Denmark	—	3,377,043	*	—	3,377,043
Finland	—	5,369,851	*	—	5,369,851
France	—	29,376,004	*	—	29,376,004
Germany	—	11,630,073	*	—	11,630,073
Indonesia	—	846,586	*	—	846,586
Ireland	9,952,884	—		—	9,952,884
Israel	—	2,548,178	*	—	2,548,178
Japan	—	35,908,404	*	—	35,908,404
Luxembourg	—	1,514,276	*	—	1,514,276
Mexico	965,851	—		—	965,851
Netherlands	—	8,114,487	*	—	8,114,487
Norway	—	7,889,048	*	—	7,889,048
Republic of Korea	—	5,630,628	*	—	5,630,628
Singapore	—	5,864,905	*	—	5,864,905
Spain	—	1,868,804	*	—	1,868,804
Sweden	—	8,261,629	*	—	8,261,629
Switzerland	—	11,619,461	*	—	11,619,461
United Kingdom	4,160,384	39,762,170	*	—	43,922,554
Preferred Stocks
Germany	—	5,635,120	*	—	5,635,120
Repurchase Agreements	—	4,821,000		—	4,821,000
Total	$28,170,181	$193,591,545		$—	$221,761,726

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$221,761,726

Cash	39,863

Foreign currency, at value	393,217

Foreign tax reclaims receivable	134,228

Dividends/interest receivable	100,187

Reimbursement receivable from adviser	44,408

Receivable for investments sold	28,093

Prepaid expenses	10,146

Total Assets	222,511,868

Liabilities

Payable for investments purchased	1,206,425

Investment advisory fees payable	143,885

Distribution fees payable	46,546

Payable for fund shares redeemed	35,980

Accrued audit fees	24,868

Accrued custodian and accounting fees	23,591

Accrued trustees’ and officers’ fees	1,475

Accrued expenses and other liabilities	40,150

Total Liabilities	1,522,920

Total Net Assets	$220,988,948

Net Assets Consist of:

Paid-in capital	$210,447,837

Distributable earnings	10,541,111

Total Net Assets	$220,988,948

Investments, at Cost	$206,768,948

Foreign Currency, at Cost	$392,029

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	18,189,276

Net Asset Value Per Share	$12.15

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Dividends	$7,237,620

Interest	23,289

Withholding taxes on foreign dividends	(778,616)

Total Investment Income	6,482,293

Expenses

Investment advisory fees	1,707,773

Distribution fees	552,591

Trustees’ and officers’ fees	90,759

Custodian and accounting fees	90,045

Professional fees	79,979

Administrative fees	47,460

Shareholder reports	38,665

Transfer agent fees	17,635

Other expenses	26,416

Total Expenses	2,651,323

Less: Fees waived	(573,580)

Total Expenses, Net	2,077,743

Net Investment Income/(Loss)	4,404,550

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(4,729,241)

Net realized gain/(loss) from foreign currency transactions	(17,846)

Net change in unrealized appreciation/(depreciation) on investments	42,865,902

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(898)

Net Gain on Investments and Foreign Currency Transactions	38,117,917

Net Increase in Net Assets Resulting From Operations	$42,522,467

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$4,404,550	$3,066,124

Net realized gain/(loss) from investments and foreign currency transactions	(4,747,087)	(8,714,525)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	42,865,004	(29,759,290)

Net Increase/(Decrease) in Net Assets Resulting from Operations	42,522,467	(35,407,691)

Capital Share Transactions

Proceeds from sales of shares	5,539,328	252,164,387

Cost of shares redeemed	(35,254,386)	(19,708,380)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(29,715,058)	232,456,007

Net Increase in Net Assets	12,807,409	197,048,316

Net Assets

Beginning of year	208,181,539	11,133,223

End of year	$220,988,948	$208,181,539

Other Information:

Shares

Sold	507,283	21,623,258

Redeemed	(3,110,014)	(1,774,536)

Net Increase/(Decrease)	(2,602,731)	19,848,722

12	The accompanying notes are an integral part of these financial statements.

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13

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$10.01	$0.22	$1.92	$2.14	$12.15	21.38%

Year Ended 12/31/18	11.80	0.20	(1.99)	(1.79)	10.01	(15.17)%

Year Ended 12/31/17	9.63	0.15	2.02	2.17	11.80	22.53%

Period Ended 12/31/16(4)	10.00	0.01	(0.38)	(0.37)	9.63	(3.70)%	(5)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$220,989	0.94%		1.20%		1.99%		1.73%		32%

208,182	0.94%		1.23%		1.79%		1.50%		74%

11,133	1.11%		2.39%		1.40%		0.12%		61%

14,100	1.11%	(5)	3.11%	(5)	0.42%	(5)	(1.58)%	(5)	8%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian International Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.94% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $573,580.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020
$298,992	$58,226	$240,766

Park Avenue has entered into a Sub-Advisory Agreement with Lazard Asset Management LLC (“Lazard”). Lazard is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $552,591 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $69,334,653 and $90,582,797, respectively, for the year ended December 31, 2019. During the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8172

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Core Plus Fixed Income VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Core Plus Fixed Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

FUND COMMENTARY OF LORD, ABBETT & CO. LLC, SUB-ADVISER (unaudited)

Highlights

•	Guardian Core Plus Fixed Income VIP Fund (the “Fund”) returned 8.34%, slightly underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index[1] (the “Index”), for the 12 months ended December 31, 2019.

•	The Index returned 8.72% for the period.

Market Overview

Following a tumultuous fourth quarter of 2018, during which trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the Standard & Poor’s 500® Index2 posted its best January since 1987. Trade tensions continued to dominate headlines throughout the period, as trade negotiations between the U.S. and China remained volatile. Since the beginning of 2019, the U.S. and China have imposed tariffs on each other’s products of roughly $550 billion and $185 billion, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with the Fed Chairman Jerome Powell stating that the Fed will act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point interest rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October interest rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth interest rate cut dipping below 0.25%.

The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the U.S. 10-year Treasury note fell to its lowest level since 2016. After July, bond yields continued to fall, and in August, the spread between the yield on the U.S. 10-year Treasury note and that of the U.S. 2-year

Treasury note temporarily inverted. In September, a large rotation from growth into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “Phase 1” trade deal between the U.S. and China, which was ultimately reached in December. The agreement included structural reforms to China’s trade regime in areas such as intellectual property and agriculture as well as a commitment from China to make additional purchases of U.S. goods and services moving forward. In return, the U.S. agreed not to proceed with tariffs that were scheduled to go into effect in December on nearly $160 billion worth of Chinese goods and to cut the tariff rate imposed on September 1, 2019 on $120 billion worth of Chinese goods to 7.5%.

Portfolio Review

For the 12-month period ended December 2019, the portfolio’s overweight to high yield corporate bonds was the largest contributor to relative performance. Below investment-grade corporate credit experienced significant spread tightening during the year, alongside the U.S. equity market rally. Security selection in investment-grade corporate bonds also acted as a contributor to relative performance over the period. Specifically, selection within the financials sector contributed to performance. We remain attracted to select securities within the financials sector due to strict regulations, strong balance sheets, more conservative management teams, and improved quality relative to the pre-crisis period.

The largest detractor to the portfolio’s relative performance over the period was driven by an overweight to asset-backed securities (“ABS”). ABS underperformed relative to other spread products as the asset class did not drawdown as much in the fourth quarter of 2018, and therefore did not participate as much in the 2019 market rebound. Also detracting from relative performance was an underweight to investment-grade corporate bonds. An underweight to the asset class partially off-set the positive contribution from security selection within investment-grade corporate bonds.

1
1

The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Outlook

Given the explicit transparency from the Fed after the three rates cuts in 2019, we do not anticipate much interest rate movement heading into 2020. While we continue to closely monitor monetary policy, we think the current economic environment will support risk assets and that there will be a high bar needed for any further rate action. We believe the market has already priced in the positive resolution to global trade and geopolitical tensions with China and consider valuations to be full relative to domestic economic data. However, continued positive global momentum and improvements in domestic economic data may result in further compression of credit spreads.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. In a lower interest rate environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $350,048,722

Bond Sector Allocation[1] As of December 31, 2019

Bond Quality Allocation[2] As of December 31, 2019

3

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Top Ten Holdings[1] As of December 31, 2019

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Uniform Mortgage-Backed Security	3.500%	1/1/2050	24.30%
U.S. Treasury Bill	1.387%	1/30/2020	13.38%
Uniform Mortgage-Backed Security	3.000%	1/1/2050	6.43%
U.S. Treasury Bill	1.537%	5/7/2020	6.07%
U.S. Treasury Note Inflation Protected Security	0.625%	4/15/2023	5.02%
U.S. Treasury Bond	2.750%	11/15/2047	3.03%
U.S. Treasury Bill	1.507%	3/26/2020	2.82%
U.S. Treasury Note	1.750%	11/15/2029	1.97%
U.S. Treasury Note	1.750%	12/31/2024	1.82%
U.S. Treasury Bond	3.625%	8/15/2043	1.77%
Total			66.61%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Lord, Abbett & Co. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	8.34%	—	—	2.28%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	—	—	2.68%

4

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Results of a Hypothetical $10,000 Investment As of December 31, 2019

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Core Plus Fixed Income VIP Fund and the Bloomberg Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return	$1,000.00	$1,018.90	$4.02	0.79%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount	Value
Agency Mortgage–Backed Securities – 33.1%

Federal Home Loan Mortgage Corp. 4.00% due 10/1/2049	$864,063	$940,179

Federal National Mortgage Association 4.00% due 1/1/2048	1,062,349	1,161,610

Government National Mortgage Association 2017-168 AS 2.70% due 8/16/2058	94,470	94,862
2017-41 AS 2.60% due 6/16/2057	80,933	80,956
2017-69 AS 2.75% due 2/16/2058	43,607	43,881
2017-71 AS 2.70% due 4/16/2057	28,212	28,324
2017-89 AB 2.60% due 7/16/2058	27,866	27,885
2017-90 AS 2.70% due 7/16/2057	38,563	38,716

Uniform Mortgage-Backed Security 3.00% due 1/1/2050(1)	22,200,000	22,515,656
3.50% due 1/1/2050(1)	82,700,000	85,074,394
4.00% due 1/1/2050(1)	5,600,000	5,824,438

Total Agency Mortgage–Backed Securities (Cost $115,601,124)		115,830,901
Asset–Backed Securities – 21.3%

ACC Trust 2018-1 B 4.82% due 5/20/2021(2)	230,000	230,989
2019-1 B 4.47% due 10/20/2022(2)	294,000	297,698
2019-1 C 6.41% due 2/20/2024(2)	500,000	506,418

ALM VII Ltd. 2012-7A A2R2 3.851% (LIBOR 3 Month + 1.85%) due 7/15/2029(2)(3)	908,000	907,324

American Credit Acceptance Receivables Trust 2016-2 C 6.09% due 5/12/2022(2)	4,342	4,341
2018-4 A 3.38% due 12/13/2021(2)	173,602	173,765
2019-2 B 3.05% due 5/12/2023(2)	674,000	678,640

American Express Credit Account Master Trust 2017-1 A 1.93% due 9/15/2022	1,000,000	999,955
2017-3 A 1.77% due 11/15/2022	2,296,000	2,295,153

AmeriCredit Automobile Receivables Trust 2016-3 C 2.24% due 4/8/2022	2,097,000	2,097,609

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (continued)
2018-3 A2A 3.11% due 1/18/2022	$202,877	$203,356
2018-3 A2B 1.995% (LIBOR 1 Month + 0.25%) due 1/18/2022(3)	202,877	202,789
2019-1 A2A 2.93% due 6/20/2022	384,484	385,791
2019-1 A2B 2.005% (LIBOR 1 Month + 0.26%) due 6/20/2022(3)	425,343	425,366

Ares XLI CLO Ltd. 2016-41A AR 3.201% (LIBOR 3 Month + 1.20%) due 1/15/2029(2)(3)	1,450,000	1,448,767
2016-41A B 3.801% (LIBOR 3 Month + 1.80%) due 1/15/2029(2)(3)	500,000	499,503

Ascentium Equipment Receivables Trust 2016-2A B 2.50% due 9/12/2022(2)	2,521	2,521
2017-1A A3 2.29% due 6/10/2021(2)	5,295	5,299

Avery Point VII CLO Ltd. 2015-7A BR 3.751% (LIBOR 3 Month + 1.75%) due 1/15/2028(2)(3)	400,000	400,507
2015-7A CR 4.451% (LIBOR 3 Month + 2.45%) due 1/15/2028(2)(3)	250,000	249,500

Avid Automobile Receivables Trust 2019-1 A 2.62% due 2/15/2024(2)	467,273	467,305
2019-1 B 2.82% due 7/15/2026(2)	500,000	498,849

Avis Budget Rental Car Funding AESOP LLC 2015-2A A 2.63% due 12/20/2021(2)	826,000	828,587

Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR 3.216% (LIBOR 3 Month + 1.25%) due 1/20/2029(2)(3)	1,000,000	1,000,502

Benefit Street Partners CLO XIX Ltd. 2019-19A C 1.00% (LIBOR 3 Month + 2.60%) due 1/15/2033(2)(3)	250,000	250,000
2019-19A D 1.00% (LIBOR 3 Month + 3.80%) due 1/15/2033(2)(3)	250,000	250,000

BlueMountain CLO Ltd. 2016-1A BR 3.316% (LIBOR 3 Month + 1.35%) due 4/20/2027(2)(3)	822,000	808,458

BMW Vehicle Lease Trust 2019-1 A2 2.79% due 3/22/2021	532,214	533,754

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (continued)

BSPRT Issuer Ltd. 2018-FL4 A 2.79% (LIBOR 3 Month + 1.05%) due 9/15/2035(2)(3)	$522,000	$521,833

California Republic Auto Receivables Trust 2015-3 A4 2.13% due 5/17/2021	1,646	1,645
2015-4 A4 2.58% due 6/15/2021(2)	7,427	7,429

Capital Auto Receivables Asset Trust 2018-1 A3 2.79% due 1/20/2022(2)	785,665	787,464

Capital One Multi-Asset Execution Trust 2017-A1 A1 2.00% due 1/17/2023	1,000,000	1,000,121

Carlyle Global Market Strategies CLO Ltd. 2019-4A C 1.00% (LIBOR 3 Month + 4.00%) due 1/15/2033(2)(3)	264,480	264,480

CarMax Auto Owner Trust 2018-3 A2A 2.88% due 10/15/2021	183,839	184,195
2019-4 C 2.60% due 9/15/2025	196,000	194,850

Carvana Auto Receivables Trust 2019-1A E 5.64% due 1/15/2026(2)	500,000	514,861

Cedar Funding VI CLO Ltd. 2016-6A BR 3.566% (LIBOR 3 Month + 1.60%) due 10/20/2028(2)(3)	400,000	396,936

Chesapeake Funding II LLC 2017-2A A1 1.99% due 5/15/2029(2)	179,990	179,842
2017-3A A1 1.91% due 8/15/2029(2)	851,144	850,294

Chrysler Capital Auto Receivables Trust 2016-AA C 3.25% due 6/15/2022(2)	2,224	2,226

CIFC Funding Ltd. 2019-6A D 1.00% (LIBOR 3 Month + 3.95%) due 1/16/2033(2)(3)	250,000	250,000

Clear Creek CLO 2015-1A DR 4.916% (LIBOR 3 Month + 2.95%) due 10/20/2030(2)(3)	250,000	240,650

CPS Auto Receivables Trust 2017-D B 2.43% due 1/18/2022(2)	335,024	335,095
2018-B A 2.72% due 9/15/2021(2)	42,290	42,298
2018-B B 3.23% due 7/15/2022(2)	1,509,000	1,514,122

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (continued)
2018-B D 4.26% due 3/15/2024(2)	$750,000	$769,064

CPS Auto Trust 2018-C A 2.87% due 9/15/2021(2)	76,709	76,743
2018-C B 3.43% due 7/15/2022(2)	212,000	213,018

Credit Acceptance Auto Loan Trust 2019-3A B 2.86% due 1/16/2029(2)	1,029,000	1,027,094

Discover Card Execution Note Trust 2017-A2 A2 2.39% due 7/15/2024	1,277,000	1,289,622

DLL Securitization Trust 2017-A A3 2.14% due 12/15/2021(2)	528,497	528,593

DRB Prime Student Loan Trust 2015-D A2 3.20% due 1/25/2040(2)	168,749	170,048

Drive Auto Receivables Trust 2016-BA D 4.53% due 8/15/2023(2)	918,290	927,668
2016-CA D 4.18% due 3/15/2024(2)	13,256	13,416
2017-1 D 3.84% due 3/15/2023	3,156,000	3,188,067
2017-3 C 2.80% due 7/15/2022	12,299	12,303
2017-AA D 4.16% due 5/15/2024(2)	26,000	26,354
2017-BA D 3.72% due 10/17/2022(2)	942,698	946,585
2017-BA E 5.30% due 7/15/2024(2)	2,100,000	2,157,760
2018-3 B 3.37% due 9/15/2022	100,858	100,950
2019-2 A2A 2.93% due 3/15/2022	279,121	279,419

Enterprise Fleet Financing LLC 2018-1 A2 2.87% due 10/20/2023(2)	172,369	173,097

First Investors Auto Owner Trust 2017-3A A2 2.41% due 12/15/2022(2)	20,511	20,521
2019-2A C 2.71% due 12/15/2025(2)	392,000	390,691

Flagship Credit Auto Trust 2017-3 A 1.88% due 10/15/2021(2)	1,382	1,381
2017-3 B 2.59% due 7/15/2022(2)	20,000	20,017
2017-4 A 2.07% due 4/15/2022(2)	4,593	4,590
2018-1 A 2.59% due 6/15/2022(2)	9,976	9,983
2018-3 A 3.07% due 2/15/2023(2)	737,142	741,121
2018-3 B 3.59% due 12/16/2024(2)	479,000	486,248

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (continued)

Ford Credit Auto Owner Trust 2015-1 A 2.12% due 7/15/2026(2)	$1,758,000	$1,757,896
2016-2 A 2.03% due 12/15/2027(2)	2,000,000	2,000,324
2017-B A3 1.69% due 11/15/2021	653,521	652,878

Ford Credit Floorplan Master Owner Trust 2015-5 A 2.42% due 8/15/2022	697,000	698,579

Foursight Capital Automobile Receivables Trust 2016-1 A2 2.87% due 10/15/2021(2)	4,026	4,028
2018-1 B 3.53% due 4/17/2023(2)	100,000	100,919

Golden Credit Card Trust 2018-1A A 2.62% due 1/15/2023(2)	2,015,000	2,028,876

Halcyon Loan Advisors Funding Ltd. 2015-2A CR 4.09% (LIBOR 3 Month + 2.15%) due 7/25/2027(2)(3)	250,000	248,618

Hardee’s Funding LLC 2018-1A A23 5.71% due 6/20/2048(2)	410,555	431,428
2018-1A A2II 4.959% due 6/20/2048(2)	758,400	775,299

Honda Auto Receivables Owner Trust 2019-1 A2 2.75% due 9/20/2021	1,191,402	1,195,910

Hyundai Auto Lease Securitization Trust 2017-C A3 2.12% due 2/16/2021(2)	190,376	190,374

Jamestown CLO IX Ltd. 2016-9A BR 4.616% (LIBOR 3 Month + 2.65%) due 10/20/2028(2)(3)	500,000	499,384

KKR CLO 18 Ltd. 18 B 3.703% (LIBOR 3 Month + 1.70%) due 7/18/2030(2)(3)	526,000	518,534

KVK CLO Ltd. 2016-1A C 5.151% (LIBOR 3 Month + 3.15%) due 1/15/2029(2)(3)	483,000	482,090

LCM XXIV Ltd. 24A A 3.276% (LIBOR 3 Month + 1.31%) due 3/20/2030(2)(3)	439,000	439,112

Longtrain Leasing III LLC 2015-1A A2 4.06% due 1/15/2045(2)	464,000	477,435

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (continued)

Madison Park Funding XXXVI Ltd. 2019-36A C 2.60% (LIBOR 3 Month + 2.60%) due 1/15/2033(2)(3)	$277,545	$277,545
2019-36A D 3.75% (LIBOR 3 Month + 3.75%) due 1/15/2033(2)(3)	467,877	467,877

Master Credit Card Trust II Series 2018-1A A 2.275% (LIBOR 1 Month + 0.49%) due 7/21/2024(2)(3)	100,000	99,970

ME Funding LLC 2019-1 A2 6.448% due 7/30/2049(2)	470,820	485,905

Mercedes-Benz Auto Lease Trust 2018-B A2 3.04% due 12/15/2020	581,475	582,228

Mercedes-Benz Auto Receivables Trust 2016-1 A3 1.26% due 2/16/2021	575	575

MMAF Equipment Finance LLC 2017-AA A3 2.04% due 2/16/2022(2)	832,926	832,823

Navient Private Education Refi Loan Trust 2018-DA A2A 4.00% due 12/15/2059(2)	368,000	375,685

Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A D 5.603% (LIBOR 3 Month + 3.70%) due 1/19/2033(2)(3)	250,000	249,357

Nissan Auto Receivables Owner Trust 2016-A A4 1.59% due 7/15/2022	672,980	672,243

Northwoods Capital Ltd. 2019-20A C 4.701% (LIBOR 3 Month + 2.80%) due 1/25/2030(2)(3)	334,659	333,971
2019-20A D 6.151% (LIBOR 3 Month + 4.25%) due 1/25/2030(2)(3)	387,446	386,440

OHA Loan Funding Ltd. 2015-1A CR2 4.501% (LIBOR 3 Month + 2.65%) due 11/15/2032(2)(3)	250,000	249,514
2016-1A B1 3.766% (LIBOR 3 Month + 1.80%) due 1/20/2028(2)(3)	542,000	541,450

Orec Ltd. 2018-CRE1 A 2.92% (LIBOR 1 Month + 1.18%) due 6/15/2036(2)(3)	645,000	644,596

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (continued)

Palmer Square Loan Funding Ltd. 2018-5A A2 3.366% (LIBOR 3 Month + 1.40%) due 1/20/2027(2)(3)	$250,000	$249,254

Pennsylvania Higher Education Assistance Agency 2006-1 B 2.21% (LIBOR 3 Month + 0.27%) due 4/25/2038(3)	37,630	35,003

Planet Fitness Master Issuer LLC 2019-1A A2 3.858% due 12/5/2049(2)	342,000	340,944

Regatta VI Funding Ltd. 2016-1A CR 4.016% (LIBOR 3 Month + 2.05%) due 7/20/2028(2)(3)	314,000	310,414

Regatta XVI Funding Ltd. 2019-2A C 4.603% (LIBOR 3 Month + 2.70%) due 1/15/2033(2)(3)	250,000	249,489
2019-2A D 5.803% (LIBOR 3 Month + 3.90%) due 1/15/2033(2)(3)	250,000	249,357

Santander Drive Auto Receivables Trust 2017-3 C 2.76% due 12/15/2022	12,000	12,038
2018-1 B 2.63% due 7/15/2022	625,075	625,480
2018-1 D 3.32% due 3/15/2024	35,000	35,366

SCF Equipment Leasing LLC 2018-1A A2 3.63% due 10/20/2024(2)	479,635	479,975
2019-1A C 3.92% due 11/20/2026(2)	1,298,000	1,299,523
2019-2A B 2.76% due 8/20/2026(2)	797,000	790,765
2019-2A C 3.11% due 6/21/2027(2)	579,000	576,620

Shackleton CLO Ltd. 2019-14A A2 4.178% (LIBOR 3 Month + 1.90%) due 7/20/2030(2)(3)	1,042,000	1,038,124

SLC Student Loan Trust 2008-1 A4A 3.494% (LIBOR 3 Month + 1.60%) due 12/15/2032(3)	158,627	160,687

SoFi Professional Loan Program Trust 2017-F A1FX 2.05% due 1/25/2041(2)	442,671	442,353
2018-A A2A 2.39% due 2/25/2042(2)	223,810	224,254
2018-B A1FX 2.64% due 8/25/2047(2)	240,201	240,558

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (continued)

Sound Point CLO XI Ltd. 2016-1A AR 3.066% (LIBOR 3 Month + 1.10%) due 7/20/2028(2)(3)	$370,000	$369,976

Sound Point CLO XII Ltd. 2016-2A CR 4.566% (LIBOR 3 Month + 2.60%) due 10/20/2028(2)(3)	504,000	503,131

Sound Point CLO XV Ltd. 2017-1A C 4.434% (LIBOR 3 Month + 2.50%) due 1/23/2029(2)(3)	343,000	339,695

Sound Point CLO XVII Ltd. 2017-3A A2 3.566% (LIBOR 3 Month + 1.60%) due 10/20/2030(2)(3)	1,036,000	1,026,355

Synchrony Credit Card Master Note Trust 2015-1 A 2.37% due 3/15/2023	1,649,000	1,650,284
2017-1 A 1.93% due 6/15/2023	1,873,000	1,872,614

TCF Auto Receivables Owner Trust 2015-2A C 3.75% due 12/15/2021(2)	1,049,000	1,049,427
2016-1A B 2.32% due 6/15/2022(2)	69,000	68,952
2016-PT1A B 2.92% due 10/17/2022(2)	30,000	30,151

Textainer Marine Containers VII Ltd. 2019-1A A 3.96% due 4/20/2044(2)	372,987	376,220

Towd Point Asset Trust 2018-SL1 A 2.308% (LIBOR 1 Month + 0.60%) due 1/25/2046(2)(3)	499,801	492,729

Towd Point Mortgage Trust 2019-HY2 A1 2.792% (LIBOR 1 Month + 1.00%) due 5/25/2058(2)(3)	444,239	446,149

TPG Real Estate Finance Issuer Ltd. 2018-FL2 A 2.867% (LIBOR 1 Month + 1.13%) due 11/15/2037(2)(3)	658,000	657,589

Voya CLO Ltd. 2019-1A D 5.301% (LIBOR 3 Month + 3.30%) due 4/15/2029(2)(3)	100,000	99,991

Westgate Resorts LLC 2018-1A A 3.38% due 12/20/2031(2)	209,394	211,785

Westlake Automobile Receivables Trust 2018-1A B 2.67% due 5/17/2021(2)	142,790	142,824
2019-2A D 3.20% due 11/15/2024(2)	356,000	360,881

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (continued)

Wheels SPV 2 LLC 2018-1A A2 3.06% due 4/20/2027(2)	$212,010	$213,084

Wingstop Funding LLC 2018-1 A2 4.97% due 12/5/2048(2)	528,010	543,067

World Financial Network Credit Card Master Trust 2017-C M 2.66% due 8/15/2024	40,000	39,942

World Omni Auto Receivables Trust 2018-D A2A 3.01% due 4/15/2022	509,074	510,537

Total Asset–Backed Securities (Cost $74,300,845)		74,582,890
Corporate Bonds & Notes – 27.5%

Aerospace & Defense – 0.3%

Kratos Defense & Security Solutions, Inc. 6.50% due 11/30/2025(2)	169,000	180,830

Signature Aviation U.S. Holdings, Inc. 4.00% due 3/1/2028(2)	256,000	252,493

TransDigm, Inc. 6.375% due 6/15/2026	681,000	722,275

		1,155,598
Agriculture – 0.5%

BAT Capital Corp. 4.39% due 8/15/2037	1,199,000	1,214,180

MHP Lux S.A. 6.25% due 9/19/2029(2)	375,000	367,496
6.95% due 4/3/2026(2)	230,000	240,838

		1,822,514
Auto Manufacturers – 0.8%

Ford Motor Co. 7.45% due 7/16/2031	1,065,000	1,265,707

General Motors Co. 6.60% due 4/1/2036	50,000	59,015
6.75% due 4/1/2046	850,000	997,158

Tesla, Inc. 5.30% due 8/15/2025(2)	608,000	589,760

		2,911,640
Auto Parts & Equipment – 0.2%

Panther BF Aggregator 2 LP / Panther Finance Co., Inc. 8.50% due 5/15/2027(2)	338,000	359,125

ZF North America Capital, Inc. 4.75% due 4/29/2025(2)	319,000	335,651

		694,776
Beverages – 0.4%

Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70% due 2/1/2036	926,000	1,073,006

December 31, 2019	Principal Amount	Value
Beverages (continued)

Becle S.A.B. de C.V. 3.75% due 5/13/2025(2)	$150,000	$153,774

		1,226,780
Chemicals – 0.7%

CF Industries, Inc. 4.95% due 6/1/2043	351,000	365,917

CNAC HK Finbridge Co. Ltd. 3.50% due 7/19/2022	380,000	386,319
4.125% due 7/19/2027	790,000	828,909

Orbia Advance Corp. S.A.B. de C.V. 4.875% due 9/19/2022(2)	250,000	263,128

Phosagro OAO Via Phosagro Bond Funding DAC 3.949% due 4/24/2023(2)	300,000	308,850

Tronox, Inc. 6.50% due 4/15/2026(2)	180,000	185,436

		2,338,559
Coal – 0.2%

Indika Energy Capital III Pte Ltd. 5.875% due 11/9/2024(2)	410,000	393,779

Warrior Met Coal, Inc. 8.00% due 11/1/2024(2)	336,000	341,040

		734,819
Commercial Banks – 5.6%

Akbank T.A.S. 5.00% due 10/24/2022(2)	215,000	216,075

Banco de Credito e Inversiones S.A. 3.50% due 10/12/2027(2)	420,000	429,378

Bank of America Corp. 3.593% (3.593% fixed rate until 7/21/2027; LIBOR 3 Month + 1.37% thereafter) due 7/21/2028(3)	2,084,000	2,209,202
3.95% due 4/21/2025	25,000	26,699
4.00% due 1/22/2025	577,000	615,484
4.45% due 3/3/2026	250,000	274,577

Citigroup, Inc. 3.887% (3.887% fixed rate until 1/10/2027; LIBOR 3 Month + 1.563% thereafter) due 1/10/2028(3)	1,016,000	1,094,956
3.98% (3.98% fixed rate until 3/20/2029; LIBOR 3 Month + 1.338% thereafter) due 3/20/2030(3)	803,000	879,133
4.45% due 9/29/2027	361,000	397,743

JPMorgan Chase & Co. 3.782% (3.782% fixed rate until 2/1/2027; LIBOR 3 Month + 1.337% thereafter) due 2/1/2028(3)	2,344,000	2,527,734

Macquarie Group Ltd. 4.654% (4.654% fixed rate until 3/27/2028; LIBOR 3 Month + 1.727% thereafter) due 3/27/2029(2)(3)	963,000	1,061,465

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount	Value
Commercial Banks (continued)

Morgan Stanley 3.625% due 1/20/2027	$795,000	$846,527
3.875% due 1/27/2026	328,000	352,303
4.00% due 7/23/2025	1,404,000	1,519,218

Popular, Inc. 6.125% due 9/14/2023	361,000	388,526

Santander U.K. PLC 7.95% due 10/26/2029	87,000	111,321

The Goldman Sachs Group, Inc. 6.25% due 2/1/2041	405,000	566,335

The Toronto-Dominion Bank 3.625% (3.625% fixed rate until 9/15/2026; 5 Year USD Swap + 2.205% thereafter) due 9/15/2031(3)	1,537,000	1,607,541

Turkiye Garanti Bankasi A/S 5.875% due 3/16/2023(2)	400,000	411,000

UBS AG 5.125% due 5/15/2024	872,000	938,490
7.625% due 8/17/2022	900,000	1,014,579

Wachovia Corp. 7.574% due 8/1/2026(3)	151,000	191,077

Wells Fargo Bank N.A. 6.60% due 1/15/2038	1,250,000	1,809,294

		19,488,657
Commercial Services – 0.4%

Adani Ports & Special Economic Zone Ltd. 4.00% due 7/30/2027(2)	200,000	202,214

Ahern Rentals, Inc. 7.375% due 5/15/2023(2)	389,000	308,283

Ashtead Capital, Inc. 4.25% due 11/1/2029(2)	253,000	258,376

PayPal Holdings, Inc. 2.85% due 10/1/2029	354,000	357,288

United Rentals North America, Inc. 4.875% due 1/15/2028	335,000	348,812

		1,474,973
Computers – 0.3%

Dell International LLC / EMC Corp. 5.45% due 6/15/2023(2)	141,000	152,948
8.35% due 7/15/2046(2)	623,000	858,455

		1,011,403

Diversified Financial Services – 1.5%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50% due 1/15/2025	872,000	899,057
3.875% due 1/23/2028	567,000	588,904

Affiliated Managers Group, Inc. 3.50% due 8/1/2025	500,000	522,677
4.25% due 2/15/2024	25,000	26,778

Ally Financial, Inc. 8.00% due 11/1/2031	573,000	795,381

December 31, 2019	Principal Amount	Value
Diversified Financial Services (continued)

Brightsphere Investment Group, Inc. 4.80% due 7/27/2026	$315,000	$328,031

Global Aircraft Leasing Co. Ltd. 6.50% due 9/15/2024, Toggle PIK (6.50% Cash or 7.25% PIK)(2)(4)	544,000	567,637

International Lease Finance Corp. 5.875% due 8/15/2022	112,000	122,026

Navient Corp. 6.75% due 6/25/2025	334,000	368,736

Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.50% due 3/15/2027(2)	380,000	405,297
4.875% due 4/15/2045(2)	198,000	204,107

SURA Asset Management S.A. 4.375% due 4/11/2027(2)	400,000	428,004

		5,256,635
Electric – 2.0%

Ausgrid Finance Pty. Ltd. 4.35% due 8/1/2028(2)	486,000	529,602

Berkshire Hathaway Energy Co. 3.80% due 7/15/2048	653,000	702,834

Calpine Corp. 5.75% due 1/15/2025	170,000	174,462

Cleco Corporate Holdings LLC 3.375% due 9/15/2029(2)	273,000	274,176
4.973% due 5/1/2046	258,000	286,320

Dominion Energy South Carolina, Inc. 6.05% due 1/15/2038	343,000	467,162
6.625% due 2/1/2032	15,000	20,347

Electricite de France S.A. 5.00% due 9/21/2048(2)	318,000	379,337

Empresas Publicas de Medellin ESP 4.25% due 7/18/2029(2)	200,000	207,841

Entergy Arkansas LLC 4.20% due 4/1/2049	452,000	526,129

Entergy Louisiana LLC 4.00% due 3/15/2033	674,000	762,734

Exelon Generation Co. LLC 5.60% due 6/15/2042	49,000	56,063
5.75% due 10/1/2041	449,000	518,636

FirstEnergy Transmission LLC 4.55% due 4/1/2049(2)	448,000	513,600

Massachusetts Electric Co. 4.004% due 8/15/2046(2)	370,000	394,438

Minejesa Capital B.V. 4.625% due 8/10/2030(2)	200,000	207,006

Pennsylvania Electric Co. 3.60% due 6/1/2029(2)	370,000	389,742

PSEG Power LLC 8.625% due 4/15/2031	228,000	318,579

Vistra Operations Co. LLC 4.30% due 7/15/2029(2)	274,000	279,532

		7,008,540

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount	Value
Electronics – 0.2%

PerkinElmer, Inc. 3.30% due 9/15/2029	$520,000	$531,187

Trimble, Inc. 4.90% due 6/15/2028	18,000	19,664

		550,851
Energy–Alternate Sources – 0.1%

Enviva Partners LP / Enviva Partners Finance Corp. 6.50% due 1/15/2026(2)	324,000	346,884

		346,884
Engineering & Construction – 0.2%

China Railway Resources Huitung Ltd. 3.85% due 2/5/2023	581,000	600,963

		600,963
Entertainment – 0.2%

Penn National Gaming, Inc. 5.625% due 1/15/2027(2)	337,000	356,143

Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower LLC 7.00% due 7/15/2026(2)	159,000	172,118

		528,261
Food – 0.3%

Arcor SAIC 6.00% due 7/6/2023(2)	13,000	12,545

JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 6.50% due 4/15/2029(2)	620,000	688,994

Minerva Luxembourg S.A. 5.875% due 1/19/2028(2)	288,000	302,403

		1,003,942
Forest Products & Paper – 0.1%

Fibria Overseas Finance Ltd. 4.00% due 1/14/2025	390,000	402,971

		402,971
Gas – 0.2%

Dominion Energy Gas Holdings LLC 4.60% due 12/15/2044	708,000	790,256

		790,256
Hand & Machine Tools – 0.1%

Kennametal, Inc. 4.625% due 6/15/2028	360,000	381,849

		381,849
Healthcare – Services – 0.9%

Acadia Healthcare Co., Inc. 6.50% due 3/1/2024	341,000	353,361

Adventist Health System 2.952% due 3/1/2029	197,000	194,890

Advocate Health & Hospitals Corp. 3.387% due 10/15/2049	346,000	346,703

Centene Corp. 4.625% due 12/15/2029(2)	356,000	374,280

December 31, 2019	Principal Amount	Value
Healthcare–Services (continued)

CommonSpirit Health 3.347% due 10/1/2029	$1,114,000	$1,120,837

HCA, Inc. 5.25% due 6/15/2026	473,000	529,917

Tenet Healthcare Corp. 6.25% due 2/1/2027(2)	173,000	186,191

The New York and Presbyterian Hospital 3.954% due 8/1/2119	103,000	103,968

		3,210,147
Home Builders – 0.4%

Century Communities, Inc. 6.75% due 6/1/2027(2)	319,000	342,032

Toll Brothers Finance Corp. 4.35% due 2/15/2028	363,000	378,427

TRI Pointe Group, Inc. 5.25% due 6/1/2027	377,000	393,965

Williams Scotsman International, Inc. 6.875% due 8/15/2023(2)	182,000	191,555

		1,305,979
Household Products & Wares – 0.0%

Kimberly-Clark de Mexico S.A.B. de C.V. 3.80% due 4/8/2024(2)	100,000	102,000

		102,000
Insurance – 0.4%

Radian Group, Inc. 4.875% due 3/15/2027	526,000	553,615

Teachers Insurance & Annuity Association of America 4.90% due 9/15/2044(2)	697,000	856,197

		1,409,812
Internet – 0.6%

Match Group, Inc. 5.625% due 2/15/2029(2)	160,000	170,400

Netflix, Inc. 6.375% due 5/15/2029	606,000	690,082

Prosus N.V. 5.50% due 7/21/2025(2)	540,000	599,452

Tencent Holdings Ltd. 3.595% due 1/19/2028(2)	630,000	658,588

		2,118,522
Leisure Time – 0.4%

Carnival PLC 7.875% due 6/1/2027	525,000	685,914

Royal Caribbean Cruises Ltd. 3.70% due 3/15/2028	799,000	822,248

		1,508,162

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount	Value
Lodging – 0.2%

Wyndham Destinations, Inc. 5.75% due 4/1/2027	$660,000	$716,100

		716,100
Machinery – Diversified – 0.4%

Nvent Finance Sarl 4.55% due 4/15/2028	1,237,000	1,284,092

		1,284,092
Media – 1.3%

AMC Networks, Inc. 4.75% due 8/1/2025	701,000	703,629

CCO Holdings LLC / CCO Holdings Capital Corp. 5.00% due 2/1/2028(2)	338,000	354,670

Cox Communications, Inc. 4.50% due 6/30/2043(2)	539,000	561,461
4.70% due 12/15/2042(2)	496,000	537,783
8.375% due 3/1/2039(2)	63,000	94,743

DISH DBS Corp. 7.75% due 7/1/2026	366,000	387,737

Gray Television, Inc. 7.00% due 5/15/2027(2)	646,000	717,867

Scripps Escrow, Inc. 5.875% due 7/15/2027(2)	527,000	552,033

Time Warner Cable LLC 7.30% due 7/1/2038	274,000	357,429

Time Warner Entertainment Co. LP 8.375% due 7/15/2033	282,000	395,551

		4,662,903
Mining – 0.9%

Anglo American Capital PLC 4.00% due 9/11/2027(2)	800,000	838,358
4.75% due 4/10/2027(2)	978,000	1,069,815

Corp. Nacional del Cobre de Chile 4.50% due 9/16/2025(2)	450,000	486,283

Freeport-McMoRan, Inc. 3.875% due 3/15/2023	172,000	175,136

Glencore Finance Canada Ltd. 5.55% due 10/25/2042(2)	705,000	747,437

		3,317,029
Miscellaneous Manufacturing – 0.2%

General Electric Co. 2.271% (LIBOR 3 Month + 0.38%) due 5/5/2026(3)	448,000	425,420
6.15% due 8/7/2037	324,000	402,920

		828,340
Oil & Gas – 2.9%

Berry Petroleum Co. LLC 7.00% due 2/15/2026(2)	262,000	242,677

Centennial Resource Production LLC 6.875% due 4/1/2027(2)	524,000	544,960

Ecopetrol S.A. 4.125% due 1/16/2025	870,000	913,509
5.875% due 5/28/2045	190,000	223,963

December 31, 2019	Principal Amount	Value
Oil & Gas (continued)

Eni S.p.A. 5.70% due 10/1/2040(2)	$850,000	$1,026,884

Equinor ASA 7.15% due 11/15/2025	700,000	876,442

Gazprom PJSC Via Gaz Capital S.A. 4.95% due 2/6/2028(2)	200,000	222,846

MEG Energy Corp. 7.00% due 3/31/2024(2)	548,000	551,425

Oasis Petroleum, Inc. 6.875% due 3/15/2022	428,000	411,950

Pertamina Persero PT 4.70% due 7/30/2049(2)	200,000	212,742

Petrobras Global Finance B.V. 5.093% due 1/15/2030(2)	400,000	428,604

Petroleos Mexicanos 4.50% due 1/23/2026	803,000	799,627
5.35% due 2/12/2028	800,000	796,000

QEP Resources, Inc. 5.625% due 3/1/2026	201,000	196,025

Saudi Arabian Oil Co. 2.875% due 4/16/2024(2)	570,000	578,607

Sinopec Group Overseas Development Ltd. 4.375% due 10/17/2023(2)	200,000	213,923

SM Energy Co. 6.75% due 9/15/2026	414,000	405,720

Transocean, Inc. 7.25% due 11/1/2025(2)	158,000	154,840

Valero Energy Corp. 10.50% due 3/15/2039	486,000	819,139

YPF S.A. 8.50% due 7/28/2025(2)	415,000	392,175

		10,012,058
Oil & Gas Services – 0.4%

Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 4.08% due 12/15/2047	864,000	886,038

Nine Energy Service, Inc. 8.75% due 11/1/2023(2)	499,000	404,190

		1,290,228
Pharmaceuticals – 0.4%

AbbVie, Inc. 4.25% due 11/21/2049(2)	227,000	241,033

Bausch Health Americas, Inc. 9.25% due 4/1/2026(2)	319,000	366,403

Bausch Health Cos., Inc. 5.00% due 1/30/2028(2)	177,000	181,671

Bayer Corp. 6.65% due 2/15/2028(2)	11,000	13,529

CVS Health Corp. 5.05% due 3/25/2048	613,000	726,421

		1,529,057

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount	Value
Pipelines – 0.5%

Abu Dhabi Crude Oil Pipeline LLC 4.60% due 11/2/2047(2)	$200,000	$231,000

Buckeye Partners LP 6.375% (6.375% fixed rate until 1/22/2023; LIBOR 3 Month + 4.02% thereafter) due 1/22/2078(3)	472,000	347,038

Cheniere Corpus Christi Holdings LLC 3.70% due 11/15/2029(2)	215,000	219,562

Northern Natural Gas Co. 4.30% due 1/15/2049(2)	238,000	268,464

Sabine Pass Liquefaction LLC 5.875% due 6/30/2026	565,000	649,481

		1,715,545
Real Estate – 0.4%

China Evergrande Group 10.00% due 4/11/2023	700,000	663,168

Country Garden Holdings Co. Ltd. 4.75% due 1/17/2023	200,000	201,476
4.75% due 9/28/2023	200,000	200,722

Shimao Property Holdings Ltd. 4.75% due 7/3/2022	320,000	326,384

		1,391,750
Real Estate Investment Trusts – 1.1%

EPR Properties 4.95% due 4/15/2028	777,000	849,062

Healthcare Trust of America Holdings LP 3.10% due 2/15/2030	510,000	506,507

Spirit Realty LP 3.40% due 1/15/2030	488,000	490,568

VEREIT Operating Partnership LP 4.875% due 6/1/2026	1,300,000	1,440,384

WEA Finance LLC 3.50% due 6/15/2029(2)	520,000	539,097

		3,825,618
Retail – 0.0%

Lithia Motors, Inc. 4.625% due 12/15/2027(2)	158,000	162,402

		162,402
Semiconductors – 0.5%

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.625% due 1/15/2024	151,000	156,500

Broadcom, Inc. 3.625% due 10/15/2024(2)	1,505,000	1,565,033

		1,721,533
Software – 0.2%

Oracle Corp. 6.125% due 7/8/2039	497,000	701,112

		701,112

December 31, 2019	Principal Amount	Value
Sovereign – 0.1%

CBB International Sukuk Co. 6 S.P.C. 5.25% due 3/20/2025(2)	$410,000	$441,775

		441,775
Telecommunications – 0.7%

AT&T, Inc. 6.25% due 3/29/2041	835,000	1,087,371

Ooredoo International Finance Ltd. 3.75% due 6/22/2026(2)	200,000	210,834

Sprint Capital Corp. 6.875% due 11/15/2028	324,000	349,110

Verizon Communications, Inc. 3.01% (LIBOR 3 Month + 1.10%) due 5/15/2025(3)	297,000	303,807

ViaSat, Inc. 5.625% due 4/15/2027(2)	332,000	355,240

		2,306,362
Toys, Games & Hobbies – 0.2%

Mattel, Inc. 6.75% due 12/31/2025(2)	522,000	561,046

		561,046
Water – 0.1%

Aqua America, Inc. 3.566% due 5/1/2029	400,000	420,813

		420,813

Total Corporate Bonds & Notes (Cost $90,997,539)		96,273,256
Municipals – 0.7%

California Health Facilities Financing Authority 3.034% due 6/1/2034	195,000	193,333

Foothill-Eastern Transportation Corridor Agency Series A 4.094% due 1/15/2049	354,000	353,416

Massachusetts School Building Authority Series B 3.395% due 10/15/2040	490,000	489,853

Michigan Finance Authority 3.084% due 12/1/2034	515,000	513,053

Permanent University Fund–Texas A&M University System Series B 3.66% due 7/1/2047	375,000	383,595

State of California 7.625% due 3/1/2040	190,000	304,234
7.30% due 10/1/2039	130,000	198,512

Total Municipals (Cost $2,459,293)		2,435,996
Non–Agency Mortgage–Backed Securities – 6.2%

Atrium Hotel Portfolio Trust 2018-ATRM A 2.69% due 6/15/2035(2)(3)(5)	349,000	347,691

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

BAMLL Commercial Mortgage Securities Trust 2013-WBRK A 3.534% due 3/10/2037(2)(3)(5)	$3,900,000	$4,032,153

BBCMS Mortgage Trust 2019-BWAY A 2.696% due 11/25/2034(2)(3)(5)	365,000	363,173
2019-BWAY B 3.05% due 11/25/2034(2)(3)(5)	160,000	159,199

BX Trust 2018-GW A 2.54% due 5/15/2035(2)(3)(5)	987,000	981,570
2019-OC11 A 3.202% due 12/9/2041(2)	688,000	705,352

Citigroup Commercial Mortgage Trust 2016-GC36 D 2.85% due 2/10/2049(2)	1,685,000	1,454,235

Commercial Mortgage Trust 2015-PC1 AM 4.29% due 7/10/2050(3)(5)	310,000	332,628
2015-PC1 B 4.436% due 7/10/2050(3)(5)	100,000	106,170
2015-PC1 D 4.436% due 7/10/2050(3)(5)	33,000	31,003
2016-COR1 AM 3.494% due 10/10/2049	167,000	172,858

Credit Suisse Mortgage Trust 2019-UVIL A 3.16% due 12/15/2041(2)	337,000	342,054

CSAIL Commercial Mortgage Trust 2019-C18 AS 3.321% due 12/15/2052	394,045	397,409

DBWF Mortgage Trust 2018-GLKS A 2.794% due 11/19/2035(2)(3)(5)	630,000	629,219

Great Wolf Trust 2019-WOLF A 2.756% due 12/15/2029(2)(3)(5)	878,000	874,389
2019-WOLF E 4.454% due 12/15/2029(2)(3)(5)	342,000	341,454

GS Mortgage Securities Corp. Trust 2012-BWTR A 2.954% due 11/5/2034(2)	1,273,000	1,289,738
2018-RIVR A 2.69% due 7/15/2035(2)(3)(5)	438,000	437,881

JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ A 2.74% due 6/15/2032(2)(3)(5)	930,021	929,439
2018-LAQ B 3.04% due 6/15/2032(2)(3)(5)	622,709	622,707
2018-LAQ D 3.84% due 6/15/2032(2)(3)(5)	464,561	464,434
2018-MINN A 2.786% due 11/15/2035(2)(3)(5)	339,000	336,437

December 31, 2019	Principal Amount		Value
Non–Agency Mortgage–Backed Securities (continued)
2018-WPT AFL 2.654% due 7/5/2033(2)(3)(5)		$242,000	$242,000
2018-WPT BFL 2.954% due 7/5/2033(2)(3)(5)		724,000	724,000
2018-WPT BFX 4.549% due 7/5/2033(2)		218,000	231,837
2018-WPT CFX 4.95% due 7/5/2033(2)		290,000	309,109

JPMBB Commercial Mortgage Securities Trust 2015-C30 C 4.268% due 7/15/2048(3)(5)		13,000	13,365

Morgan Stanley Capital Barclays Bank Trust 2016-MART C 2.817% due 9/13/2031(2)		100,000	99,756

PFP Ltd. 2019-6 A 2.964% due 4/14/2037(2)(3)(5)		416,000	416,000

ReadyCap Commercial Mortgage Trust 2019-6 A 2.832% due 10/25/2052(2)		323,339	322,953

The Bancorp Commercial Mortgage Trust 2018-CR3 A 2.59% due 1/15/2033(2)(3)(5)		12,755	12,742

Wells Fargo Commercial Mortgage Trust 2015-C28 D 4.113% due 5/15/2048(3)(5)		1,500,000	1,408,848
2016-C35 C 4.176% due 7/15/2048(3)(5)		131,000	134,231
2017-C41 AS 3.785% due 11/15/2050(3)(5)		279,000	295,605

WFLD Mortgage Trust 2014-MONT A 3.755% due 8/10/2031(2)(3)(5)		2,000,000	2,088,420

Total Non–Agency Mortgage–Backed Securities (Cost $21,160,856)			21,650,059
Foreign Government – 3.2%

Angolan Government International Bond 8.25% due 5/9/2028(2)	USD	320,000	345,021
9.50% due 11/12/2025(2)	USD	200,000	233,775

Bahamas Government International Bond 6.00% due 11/21/2028(2)	USD	400,000	446,000

Bermuda Government International Bond 3.717% due 1/25/2027(2)	USD	400,000	420,004

Dominican Republic International Bond 6.40% due 6/5/2049(2)	USD	290,000	317,912

Egypt Government International Bond 6.588% due 2/21/2028(2)	USD	350,000	364,875

16	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019	Principal Amount		Value
Foreign Government (continued)
7.903% due 2/21/2048(2)	USD	200,000	$209,659
4.55% due 11/20/2023(2)	USD	200,000	204,187

Export Credit Bank of Turkey 8.25% due 1/24/2024(2)	USD	250,000	271,850

Ghana Government International Bond 8.125% due 3/26/2032(2)	USD	320,000	325,634

Indonesia Government International Bond 3.40% due 9/18/2029	USD	925,000	962,654

Japan Bank for International Cooperation 2.125% due 2/10/2025	USD	1,936,000	1,940,851
2.50% due 5/23/2024	USD	1,590,000	1,622,592

Kenya Government International Bond 7.00% due 5/22/2027(2)	USD	520,000	553,329

Mexico Government International Bond 3.75% due 1/11/2028	USD	395,000	410,405
4.00% due 10/2/2023	USD	560,000	589,641

Nigeria Government International Bond 7.143% due 2/23/2030(2)	USD	200,000	203,566

Provincia de Mendoza Argentina 8.375% due 5/19/2024(6)(7)	USD	300,000	223,500

Qatar Government International Bond 3.25% due 6/2/2026(2)	USD	555,000	584,053
5.103% due 4/23/2048(2)	USD	210,000	269,660

Romanian Government International Bond 6.125% due 1/22/2044(2)	USD	8,000	10,353

Turkey Government International Bond 5.625% due 3/30/2021	USD	530,000	545,498
5.75% due 3/22/2024	USD	200,000	204,409

Total Foreign Government (Cost $10,954,165)			11,259,428
U.S. Government Securities – 38.8%

U.S. Treasury Bill 1.387% due 1/30/2020(8)		$46,874,000	46,820,948
1.507% due 3/26/2020(8)		9,917,100	9,882,211
1.537% due 5/7/2020(8)		21,360,000	21,246,084

U.S. Treasury Bond 2.25% due 8/15/2049		3,004,000	2,922,329
2.375% due 11/15/2049		2,926,000	2,924,514
2.75% due 11/15/2047		9,882,000	10,624,308
3.625% due 8/15/2043		5,029,000	6,179,777

U.S. Treasury Note 1.50% due 11/30/2024		3,867,000	3,835,732
1.75% due 12/31/2024		6,340,000	6,360,060
1.75% due 11/15/2029		6,988,000	6,888,093
2.875% due 10/31/2020		406,000	410,044

December 31, 2019	Principal Amount	Value
U.S. Government Securities (continued)

U.S. Treasury Note Inflation Protected Security 0.625% due 4/15/2023	$17,321,418	$17,589,487

Total U.S. Government Securities (Cost $134,277,371)		135,683,587
Short–Term Investment – 1.2%

Repurchase Agreements – 1.2%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $4,362,029, due 1/2/2020(9)	4,362,000	4,362,000

Total Repurchase Agreements (Cost $4,362,000)		4,362,000

Total Investments(10) – 132.0% (Cost $454,113,193)		462,078,117

Liabilities in excess of other assets(11) – (32.0)%		(112,029,395)

Total Net Assets – 100.0%		$350,048,722

(1)	TBA — To be announced.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2019, the aggregate market value of these securities amounted to $110,263,308, representing 31.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2019.
(4)

Payment–in–kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2019, interest payments had been made in cash.

(5)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(6)

Security that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2019, the aggregate market value of this security amounted to $223,500, representing 0.1% of net assets. This security has been deemed illiquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(7)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Provincia de Mendoza Argentina	300,000	$317,021	$223,500	4/9/2018 – 4/18/2018	0.06%

(8)	Interest rate shown reflects the discount rate at time of purchase.
(9)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$4,335,000	$4,452,921

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

(10)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(11)	Liabilities in excess of other assets include net unrealized depreciation on futures contracts as follows:

Open futures contracts at December 31, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2020	208	Long	$44,857,519	$44,824,000	$(33,519)
U.S. 5-Year Treasury Note	March 2020	117	Long	13,928,695	13,877,297	(51,398)
U.S. Long Bond	March 2020	240	Long	38,385,449	37,417,500	(967,949)
Total				$97,171,663	$96,118,797	$(1,052,866)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Ultra 10-Year Treasury Note	March 2020	208	Short	$(29,595,642)	$(29,266,250)	$329,392
U.S. Ultra Long Bond	March 2020	57	Short	(10,727,254)	(10,354,406)	372,848
Total				$(40,322,896)	$(39,620,656)	$702,240

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

PIK — Payment–In–Kind

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$115,830,901	$—	$115,830,901
Asset–Backed Securities	—	74,582,890	—	74,582,890
Corporate Bonds & Notes	—	96,273,256	—	96,273,256
Municipals	—	2,435,996	—	2,435,996
Non–Agency Mortgage–Backed Securities	—	21,650,059	—	21,650,059
Foreign Government	—	11,259,428	—	11,259,428
U.S. Government Securities	—	135,683,587	—	135,683,587
Repurchase Agreements	—	4,362,000	—	4,362,000
Total	$—	$462,078,117	$—	$462,078,117
Other Financial Instruments
Futures Contracts
Assets	$702,240	$—	$—	$702,240
Liabilities	(1,052,866)	—	—	(1,052,866)
Total	$(350,626)	$—	$—	$(350,626)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$462,078,117

Cash	62,034

Interest receivable	1,886,825

Cash deposits with brokers for futures contracts	442,176

Reimbursement receivable from adviser	12,702

Receivable for variation margin on futures contracts	4,725

Receivable for fund shares subscribed	1,372

Prepaid expenses	16,236

Total Assets	464,504,187

Liabilities

Payable for investments purchased	113,973,193

Payable for fund shares redeemed	172,579

Investment advisory fees payable	132,516

Distribution fees payable	74,860

Accrued audit fees	26,842

Accrued custodian and accounting fees	26,151

Accrued trustees’ and officers’ fees	2,490

Accrued expenses and other liabilities	46,834

Total Liabilities	114,455,465

Total Net Assets	$350,048,722

Net Assets Consist of:

Paid-in capital	$320,815,149

Distributable earnings	29,233,573

Total Net Assets	$350,048,722

Investments, at Cost	$454,113,193

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	32,479,284

Net Asset Value Per Share	$10.78

Statement of Operations For the Year Ended December 31, 2019
Investment Income

Interest	$11,817,390

Total Investment Income	11,817,390

Expenses

Investment advisory fees	1,575,578

Distribution fees	890,987

Trustees’ and officers’ fees	146,705

Professional fees	114,014

Custodian and accounting fees	103,143

Shareholder reports	67,542

Administrative fees	47,460

Transfer agent fees	19,890

Other expenses	39,132

Total Expenses	3,004,451

Less: Fees waived	(188,933)

Total Expenses, Net	2,815,518

Net Investment Income/(Loss)	9,001,872

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	6,748,672

Net realized gain/(loss) from futures contracts	2,864,137

Net change in unrealized appreciation/(depreciation) on investments	11,002,890

Net change in unrealized appreciation/(depreciation) on futures contracts	(740,607)

Net Gain on Investments and Derivative Contracts	19,875,092

Net Increase in Net Assets Resulting From Operations	$28,876,964

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/19	For the Year Ended 12/31/18

Operations

Net investment income/(loss)	$9,001,872	$7,136,517

Net realized gain/(loss) from investments and derivative contracts	9,612,809	(4,534,096)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	10,262,283	(2,733,566)

Net Increase/(Decrease) in Net Assets Resulting from Operations	28,876,964	(131,145)

Capital Share Transactions

Proceeds from sales of shares	23,766,078	381,440,464

Cost of shares redeemed	(57,663,884)	(49,335,564)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(33,897,806)	332,104,900

Net Increase/(Decrease) in Net Assets	(5,020,842)	331,973,755

Net Assets

Beginning of year	355,069,564	23,095,809

End of year	$350,048,722	$355,069,564

Other Information:

Shares

Sold	2,270,849	38,416,835

Redeemed	(5,493,029)	(5,007,402)

Net Increase/(Decrease)	(3,222,180)	33,409,433

20	The accompanying notes are an integral part of these financial statements.

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21

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/19	$9.95	$0.26	$0.57	$0.83	$10.78	8.34%

Year Ended 12/31/18	10.08	0.26	(0.39)	(0.13)	9.95	(1.29)%

Year Ended 12/31/17	9.73	0.17	0.18	0.35	10.08	3.60%

Period Ended 12/31/16(4)	10.00	0.04	(0.31)	(0.27)	9.73	(2.70)%	(5)

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$350,049	0.79%		0.84%		2.53%		2.48%		211%

355,070	0.79%		0.87%		2.60%		2.52%		543%

23,096	0.81%		1.77%		1.69%		0.73%		409%

24,888	0.81%	(5)	2.54%	(5)	1.18%	(5)	(0.55)%	(5)	107%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Core Plus Fixed Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks income and capital appreciation to produce a high total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

24

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

25

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

The Fund enters into credit default swaps primarily for asset allocation and risk exposure management. There were no credit default swaps held as of December 31, 2019.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2019.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be

26

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.79% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $188,933.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the

Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2019 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020
$370,663	$86,166	$284,497

Park Avenue has entered into a Sub-Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”). Lord Abbett is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund paid distribution fees in the amount of $890,987 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity

27

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

(“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2019, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$156,609,001	$407,981,131
Sales	150,358,106	411,045,835

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2019, Guardian Core Plus Fixed Income VIP Fund held one illiquid security.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The

28

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. LIBOR Risk Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2019 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2019, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$702,240

Liability Derivatives
Futures Contracts[1]	$(1,052,866)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2019 were as follows:

Interest Rate Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$2,864,137

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$(740,607)

Average Number of Notional Amounts
Futures Contracts[3]	884

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

29

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the year ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-18”). ASU 2017-08 provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods, and interim periods within those annual periods, that begin after December 15, 2018. As such, the Schedule of Investments and financial statements herein have been updated to conform with ASU 2017-08. The amortized cost was reduced and unrealized appreciation of investments was increased by immaterial amounts, and had no impact on net assets or overall results of operations.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of Guardian Core Plus Fixed Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Core Plus Fixed Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, and the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008-2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998-2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

34

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8167

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Multi-Sector Bond VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Multi-Sector Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MULTI-SECTOR BOND VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, INVESTMENT ADVISER (unaudited)

Highlights

•	Guardian Multi-Sector Bond VIP Fund (the “Fund”) returned 0.30%, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index[1] (the “Index”), for the period between its inception on October 21, 2019 and December 31, 2019. The Index returned 0.35% for the period.

•	The Fund’s underperformance relative to the Index was primarily due to its underweight allocation to agency residential mortgage-backed securities (“RMBS”).

Market Overview

After a woeful 2018, securities markets roared back in 2019. Returns of 25% or more were commonplace among major equity indexes and returns for traditionally riskier fixed income asset classes also broke into the double digits as the U.S. Federal Reserve (the “Fed”) and other central banks around the world reassured investors and encouraged risk taking by cutting interest rates.

The rally defied a daunting array of real and potential threats at home and abroad: cooling economies and heated politics; trade disputes; volatile energy prices; Brexit drama; the impeachment of President Trump; high valuations for many asset classes; and potential early warning signs of recession in the Treasury market. While these concerns caused bursts of anxiety, investors mostly took comfort from central bank support, steady (if lackluster) economic growth, extremely low unemployment, and strong consumer spending.

The Standard & Poor’s 500® Index2 returned 31.49% for the year. In fixed income, the U.S. 10-year Treasury returned 8.9%.

The market’s momentum was firmly established by the potent rally in the first quarter after the Fed dramatically reversed its formerly bullish tone on the U.S. economy and indicated it could soon switch from raising interest rates to cutting them, which it did three times during the year. The cuts came amid diminishing expectations for economic growth, escalating trade tensions, and a persistent inversion of the U.S. Treasury yield curve. In such yield curve inversions, which have been a reliable sign that a recession was coming within a year or two, yields on certain shorter-term U.S. Treasurys exceed yields on longer-term notes.

Despite the inversion of the U.S. Treasury yield curve, which has since resolved, most economists are not forecasting a recession within the year given the very low unemployment rate and generally positive, if diminished, economic momentum. The Fed is estimating 2020 economic growth at, or slightly below, 2.0% and inflation slightly below its 2.0% target. Unemployment, most recently at 3.5%, is expected to remain below 4.0%.

Portfolio Review

The Fund’s underweights in RMBS and AAA- through A-rated corporate bonds with maturities over 25 years detracted from relative performance. We viewed an emphasis on less volatile bonds as prudent, and this also detracted from relative performance given the risk-on market during the period.

In a period when longer-maturity securities outperformed, the Fund benefitted from having a duration longer than the Index. The Fund’s overweight in BBB-rated corporate bonds with maturities of 3 to 10 years was the largest contributor to performance relative to the Index. An out-of-Index allocation to high-yield corporate bonds also contributed to relative performance as riskier assets outperformed in the period.

Outlook

We believe that while the Fed’s renewed focus on supporting economic growth may bear fruit slowly for the U.S. economy, it had a soothing impact on securities markets throughout 2019. We believe that much will continue to depend on whether investors view central banks as both committed to supporting growth and capable of doing so.

1

The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN MULTI-SECTOR BOND VIP FUND

However, risks appear to be growing as valuations and corporate debt levels increase while the current expansion, already the longest ever, continues to age. We would note that a market leaning too heavily on central bank support could be fragile if the Fed proves unwilling or unable to prevent a downturn. We continue to view global growth concerns, domestic politics, trade tensions, and energy prices as key potential catalysts for shifts in risk.

As we attempt to balance the genuine benefit of current Fed policy and the minimal risk of imminent recession with the fact that the economy is decelerating and there are few obvious catalysts to boost returns, we believe it is important to take a disciplined approach to risk. We are not counting on broad-based spread tightening or short-term trading. We currently see the greatest potential benefit in generating carry, which means holding investments for yield where we believe that the yield compensates properly for risk.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. In a lower interest rate environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $309,876,941

Bond Sector Allocation[1] As of December 31, 2019

Bond Quality Allocation[2] As of December 31, 2019

3

GUARDIAN MULTI-SECTOR BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2019

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	1.500%	9/30/2024	19.68%
U.S. Treasury Note	1.500%	9/30/2021	12.91%
U.S. Treasury Bond	2.250%	8/15/2049	3.14%
Comcast Corp.	4.150%	10/15/2028	1.63%
Citigroup, Inc.	4.075%	4/23/2029	1.41%
WRKCo, Inc.	4.900%	3/15/2029	1.10%
The Kroger Co.	4.500%	1/15/2029	1.09%
AT&T, Inc.	4.350%	3/1/2029	1.08%
Verizon Communications, Inc.	5.150%	9/15/2023	1.08%
MPLX LP	4.800%	2/15/2029	1.06%
Total			44.18%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Multi-Sector Bond VIP Fund	10/21/2019	—	—	—	0.30%
Bloomberg Barclays U.S. Aggregate Bond Index		—	—	—	0.35%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 21, 2019 (commencement of operations), to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return*	$1,000.00	$1,003.00	$1.94	0.98%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,020.27	$4.99	0.98%

*

Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 72/365 (to reflect the period from October 21, 2019 (commencement of operations) through December 31, 2019).

**

Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2019) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2019	Principal Amount	Value
Agency Mortgage–Backed Securities – 1.7%

Freddie Mac Multifamily Structured Pass-Through Certificates
K035 A2 3.458% due 8/25/2023(1)(2)	$1,000,000	$1,046,925
K054 A2 2.745% due 1/25/2026	1,000,000	1,029,509
K058 A2 2.653% due 8/25/2026	2,000,000	2,049,335
K064 A2 3.224% due 3/25/2027	1,200,000	1,269,972

Total Agency Mortgage–Backed Securities (Cost $5,434,114)		5,395,741
Asset–Backed Securities – 9.4%

Ally Master Owner Trust 2017-3 A2 2.04% due 6/15/2022	800,000	799,872

American Express Credit Account Master Trust 2019-1 A 2.87% due 10/15/2024	3,000,000	3,065,167

AmeriCredit Automobile Receivables Trust 2017-1 C 2.71% due 8/18/2022	1,500,000	1,509,061

Avis Budget Rental Car Funding AESOP LLC 2015-2A A 2.63% due 12/20/2021(3)	1,500,000	1,504,697

BlueMountain CLO Ltd. 2014-2A BR2 3.716% (LIBOR 3 Month +
1.75%) due 10/20/2030(1)(3)	600,000	597,155

CarMax Auto Owner Trust 2016-3 A4 1.60% due 1/18/2022	1,500,000	1,496,542

Citibank Credit Card Issuance Trust 2014-A1 A1 2.88% due 1/23/2023	2,300,000	2,323,526

CNH Equipment Trust 2017-B A4 2.17% due 4/17/2023	1,500,000	1,502,548

Discover Card Execution Note Trust 2015-A4 A4 2.19% due 4/17/2023	1,000,000	1,002,781

Enterprise Fleet Financing LLC 2019-1 A2 2.98% due 10/20/2024(3)	1,500,000	1,514,431

Ford Credit Auto Owner Trust 2016-2 A 2.03% due 12/15/2027(3)	1,000,000	1,000,162

GM Financial Automobile Leasing Trust 2019-1 A3 2.98% due 12/20/2021	1,000,000	1,008,819

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (continued)

GM Financial Consumer Automobile Receivables Trust 2018-2 B 3.12% due 12/18/2023	$1,500,000	$1,530,281

Hyundai Auto Receivables Trust 2019-A A3 2.66% due 6/15/2023	1,275,000	1,288,695

ICG U.S. CLO Ltd. 2018-2A B 3.703% (LIBOR 3 Month +
1.75%) due 7/22/2031(1)(3)	1,500,000	1,475,306

John Deere Owner Trust 2018-A A3 2.66% due 4/18/2022	830,741	833,871

Santander Drive Auto Receivables Trust 2016-3 D 2.80% due 8/15/2022	1,500,000	1,509,266

Verizon Owner Trust 2019-A A1A 2.93% due 9/20/2023	1,000,000	1,016,353

Volkswagen Auto Loan Enhanced Trust 2018-1 A4 3.15% due 7/22/2024	1,000,000	1,021,974

Voya CLO Ltd. 2016-3A A3R 3.753% (LIBOR 3 Month +
1.75%) due 10/18/2031(1)(3)	1,200,000	1,195,128

Wendy’s Funding LLC 2018-1A A2I 3.573% due 3/15/2048(3)	980,000	990,241

World Omni Auto Receivables Trust 2017-A A4 2.24% due 6/15/2023	918,000	920,838

Total Asset–Backed Securities (Cost $29,089,578)		29,106,714
Corporate Bonds & Notes – 48.4%

Aerospace & Defense – 2.6%

Northrop Grumman Corp. 3.20% due 2/1/2027	3,000,000	3,122,308

United Technologies Corp.
3.75% due 11/1/2046	2,000,000	2,179,530
4.125% due 11/16/2028	2,500,000	2,812,735

		8,114,573
Agriculture – 1.0%

BAT Capital Corp. 3.462% due 9/6/2029	2,000,000	2,023,319

Philip Morris International, Inc. 4.25% due 11/10/2044	1,000,000	1,105,719

		3,129,038
Beverages – 2.9%

Anheuser-Busch InBev Worldwide, Inc. 4.75% due 1/23/2029	2,500,000	2,897,924

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2019	Principal Amount	Value
Beverages (continued)

Constellation Brands, Inc. 3.70% due 12/6/2026	$3,000,000	$3,185,773

Diageo Capital PLC 2.125% due 10/24/2024	3,000,000	3,000,701

		9,084,398
Biotechnology – 0.7%

Gilead Sciences, Inc. 3.70% due 4/1/2024	2,000,000	2,121,057

		2,121,057
Commercial Banks – 3.1%

Citigroup, Inc. 4.075% (4.075% fixed rate
until 4/23/2028; LIBOR 3 Month + 1.192% thereafter) due 4/23/2029(1)	4,000,000	4,378,714

Credit Suisse Group AG 3.869% (3.869% fixed rate
until 1/12/2028; LIBOR 3 Month + 1.41% thereafter) due 1/12/2029(1)(3)	3,000,000	3,196,723

JPMorgan Chase & Co. 4.25% due 10/15/2020	2,000,000	2,035,545

		9,610,982
Commercial Services – 0.7%

Nielsen Finance LLC / Nielsen Finance Co. 5.00% due 4/15/2022(3)	1,000,000	1,003,750

United Rentals North America, Inc. 6.50% due 12/15/2026	1,000,000	1,099,063

		2,102,813
Diversified Financial Services – 1.1%

Apollo Management Holdings LP 4.872% due 2/15/2029(3)	2,000,000	2,246,603

Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15% due 1/23/2030	1,000,000	1,060,480

		3,307,083
Electric – 1.5%

CenterPoint Energy, Inc. 2.95% due 3/1/2030	2,500,000	2,464,947

FirstEnergy Corp. 3.90% due 7/15/2027	2,000,000	2,139,348

		4,604,295
Environmental Control – 0.7%

Waste Management, Inc. 3.45% due 6/15/2029	2,000,000	2,141,912

		2,141,912
Food – 2.2%

Post Holdings, Inc. 5.00% due 8/15/2026(3)	1,000,000	1,056,250

The Kroger Co. 4.50% due 1/15/2029	3,000,000	3,375,434

December 31, 2019	Principal Amount	Value
Food (continued)

Tyson Foods, Inc. 4.35% due 3/1/2029	$2,000,000	$2,267,208

		6,698,892
Healthcare – Services – 1.4%

HCA, Inc. 5.375% due 2/1/2025	1,000,000	1,105,830

Tenet Healthcare Corp. 6.75% due 6/15/2023	1,000,000	1,098,710

UnitedHealth Group, Inc. 3.875% due 12/15/2028	2,000,000	2,214,555

		4,419,095
Insurance – 1.5%

American International Group, Inc. 4.75% due 4/1/2048	2,000,000	2,411,635

Aon PLC 3.875% due 12/15/2025	2,000,000	2,152,732

		4,564,367
Iron & Steel – 0.3%

Steel Dynamics, Inc. 3.45% due 4/15/2030	1,000,000	1,011,879

		1,011,879
Lodging – 0.4%

MGM Resorts International 5.50% due 4/15/2027	1,000,000	1,110,000

		1,110,000
Media – 3.0%

Altice Financing S.A. 7.50% due 5/15/2026(3)	1,000,000	1,075,000

CCO Holdings LLC / CCO Holdings Capital Corp. 5.00% due 2/1/2028(3)	1,000,000	1,049,320

Charter Communications Operating LLC / Charter Communications Operating Capital 5.05% due 3/30/2029	1,000,000	1,134,657

Comcast Corp. 4.15% due 10/15/2028	4,500,000	5,068,548

Discovery Communications LLC 4.125% due 5/15/2029	1,000,000	1,080,853

		9,408,378
Oil & Gas – 4.0%

BP Capital Markets PLC 3.535% due 11/4/2024	3,000,000	3,195,252

Hess Corp. 4.30% due 4/1/2027	2,000,000	2,132,847

Marathon Petroleum Corp. 3.80% due 4/1/2028	2,000,000	2,105,381

Newfield Exploration Co. 5.375% due 1/1/2026	2,000,000	2,169,228

Noble Energy, Inc. 3.85% due 1/15/2028	2,500,000	2,641,740

		12,244,448

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2019	Principal Amount	Value
Packaging & Containers – 1.1%

WRKCo, Inc. 4.90% due 3/15/2029	$3,000,000	$3,414,569

		3,414,569
Pharmaceuticals – 3.5%

AbbVie, Inc. 3.20% due 11/21/2029(3)	2,500,000	2,543,386

AstraZeneca PLC 3.375% due 11/16/2025	2,000,000	2,125,705

Bausch Health Cos., Inc. 6.125% due 4/15/2025(3)	1,000,000	1,033,230

Becton Dickinson and Co. 3.363% due 6/6/2024	2,000,000	2,083,083

CVS Health Corp. 3.25% due 8/15/2029	3,000,000	3,049,024

		10,834,428
Pipelines – 2.4%

Energy Transfer Operating LP 4.95% due 6/15/2028	2,000,000	2,191,630

MPLX LP 4.80% due 2/15/2029	3,000,000	3,292,804

The Williams Cos., Inc. 3.75% due 6/15/2027	2,000,000	2,086,120

		7,570,554
Real Estate Investment Trusts – 4.0%

Alexandria Real Estate Equities, Inc. 3.375% due 8/15/2031	3,000,000	3,118,487

American Tower Corp. 3.00% due 6/15/2023	3,000,000	3,066,354

Brixmor Operating Partnership LP 4.125% due 5/15/2029	2,000,000	2,148,764

ERP Operating LP 2.50% due 2/15/2030	2,000,000	1,985,888

Mid-America Apartments LP 3.95% due 3/15/2029	2,000,000	2,182,687

		12,502,180
Retail – 2.1%

McDonald’s Corp.
2.625% due 9/1/2029	2,000,000	2,002,848
4.45% due 9/1/2048	2,000,000	2,292,299

Target Corp. 3.375% due 4/15/2029	2,000,000	2,174,303

		6,469,450
Semiconductors – 0.7%

Broadcom, Inc. 4.75% due 4/15/2029(3)	2,000,000	2,186,966

		2,186,966
Software – 1.3%

Broadridge Financial Solutions, Inc. 2.90% due 12/1/2029	1,000,000	999,085

Microsoft Corp. 2.875% due 2/6/2024	3,000,000	3,112,979

		4,112,064

December 31, 2019	Principal Amount	Value
Telecommunications – 4.7%

AT&T, Inc. 4.35% due 3/1/2029	$3,000,000	$3,337,538

Rogers Communications, Inc. 3.70% due 11/15/2049	1,000,000	1,009,503

T-Mobile USA, Inc. 4.75% due 2/1/2028	1,000,000	1,047,810

Verizon Communications, Inc.
4.329% due 9/21/2028	2,000,000	2,269,938
4.522% due 9/15/2048	1,000,000	1,199,945
5.15% due 9/15/2023	3,000,000	3,335,733

Vodafone Group PLC 4.375% due 5/30/2028	2,000,000	2,217,516

		14,417,983
Toys, Games & Hobbies – 0.3%

Hasbro, Inc. 3.90% due 11/19/2029	1,000,000	1,007,254

		1,007,254
Transportation – 1.2%

CSX Corp. 3.80% due 3/1/2028	2,500,000	2,728,431

Union Pacific Corp. 3.70% due 3/1/2029	900,000	983,906

		3,712,337

Total Corporate Bonds & Notes (Cost $149,068,303)		149,900,995
Non–Agency Mortgage–Backed Securities – 3.3%

BANK 2019-BN24 AS 3.283% due 11/15/2062	1,250,000	1,280,705

Citigroup Commercial Mortgage Trust 2016-C3 AS 3.366% due 11/15/2049(1)(2)	1,000,000	1,027,300

GS Mortgage Securities Corp. Trust 2017-485L A 3.721% due 2/10/2037(3)	1,500,000	1,595,203

GS Mortgage Securities Trust 2017-FARM A 3.541% due 1/10/2043(1)(2)(3)	1,300,000	1,377,203

Jackson Park Trust 2019-LIC B 2.914% due 10/14/2039(3)	640,000	632,158

OBP Depositor LLC Trust 2010-OBP A 4.646% due 7/15/2045(3)	1,000,000	999,159

UBS Commercial Mortgage Trust 2017-C2 A4 3.487% due 8/15/2050	1,500,000	1,588,677

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	1,500,000	1,598,298

Total Non–Agency Mortgage–Backed Securities (Cost $10,157,353)		10,098,703

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2019	Principal Amount	Value
U.S. Government Securities – 36.5%

U.S. Treasury Bond 2.25% due 8/15/2049	$10,000,000	$9,728,125

U.S. Treasury Note
1.50% due 9/30/2021	40,055,000	39,993,978
1.50% due 9/30/2024	61,500,000	60,988,301
1.625% due 8/15/2029	2,330,000	2,271,659

Total U.S. Government Securities (Cost $113,452,385)		112,982,063
Short–Term Investment – 0.0%

Repurchase Agreements – 0.0%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $142,001, due 1/2/2020(4)	142,000	142,000

Total Repurchase Agreements (Cost $142,000)		142,000

Total Investments(5) – 99.3% (Cost $307,343,733)		307,626,216

Assets in excess of other liabilities(6) – 0.7%		2,250,725

Total Net Assets – 100.0%		$309,876,941

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2019.
(2)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2019, the aggregate market value of these securities amounted to $28,272,071, representing 9.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$145,000	$148,944

(5)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

(6)	Assets in excess of other liabilities include net unrealized depreciation on futures contracts as follows:

Open futures contracts at December 31, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2020	110	Long	$23,739,765	$23,705,000	$(34,765)
U.S. Long Bond	March 2020	200	Long	31,931,212	31,181,250	(749,962)
U.S. Ultra Long Bond	March 2020	56	Long	10,519,460	10,172,750	(346,710)
Total				$66,190,437	$65,059,000	$(1,131,437)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	March 2020	85	Short	$(10,070,231)	$(10,081,797)	$(11,566)
U.S. 10-Year Treasury Note	March 2020	268	Short	(34,801,305)	(34,417,063)	384,242
U.S. Ultra 10-Year Treasury Note	March 2020	159	Short	(22,710,952)	(22,371,797)	339,155
Total				$(67,582,488)	$(66,870,657)	$711,831

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$5,395,741	$—	$5,395,741
Asset–Backed Securities	—	29,106,714	—	29,106,714
Corporate Bonds & Notes	—	149,900,995	—	149,900,995
Non–Agency Mortgage–Backed Securities	—	10,098,703	—	10,098,703
U.S. Government Securities	—	112,982,063	—	112,982,063
Repurchase Agreements	—	142,000	—	142,000
Total	$—	$307,626,216	$—	$307,626,216
Other Financial Instruments
Futures Contracts
Assets	$723,397	$—	$—	$723,397
Liabilities	(1,143,003)	—	—	(1,143,003)
Total	$(419,606)	$—	$—	$(419,606)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$307,626,216

Interest receivable	2,087,739

Cash deposits with brokers for futures contracts	452,943

Receivable for variation margin on futures contracts	142,616

Prepaid expenses	14,755

Total Assets	310,324,269

Liabilities

Investment advisory fees payable	137,879

Due to custodian	104,371

Distribution fees payable	66,288

Payable for fund shares redeemed	53,396

Accrued audit fees	25,659

Accrued custodian and accounting fees	17,768

Accrued trustees’ and officers’ fees	3,244

Accrued expenses and other liabilities	38,723

Total Liabilities	447,328

Total Net Assets	$309,876,941

Net Assets Consist of:

Paid-in capital	$308,973,389

Distributable earnings	903,552

Total Net Assets	$309,876,941

Investments, at Cost	$307,343,733

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	30,895,943

Net Asset Value Per Share	$10.03

Statement of Operations For the Period Ended December 31, 2019[1]
Investment Income

Interest	$1,395,625

Total Investment Income	1,395,625

Expenses

Investment advisory fees	320,561

Distribution fees	154,116

Professional fees	44,880

Shareholder reports	22,088

Trustees’ and officers’ fees	19,924

Custodian and accounting fees	17,768

Administrative fees	11,865

Transfer agent fees	3,241

Other expenses	7,017

Total Expenses	601,460

Net Investment Income/(Loss)	794,165

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(98,388)

Net realized gain/(loss) from futures contracts	344,898

Net change in unrealized appreciation/(depreciation) on investments	282,483

Net change in unrealized appreciation/(depreciation) on futures contracts	(419,606)

Net Gain on Investments and Derivative Contracts	109,387

Net Increase in Net Assets Resulting From Operations	$903,552

[1]	Commenced operations on October 21, 2019.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/19[1]

Operations

Net investment income/(loss)	$794,165

Net realized gain/(loss) from investments and derivative contracts	246,510

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(137,123)

Net Increase in Net Assets Resulting from Operations	903,552

Capital Share Transactions

Proceeds from sales of shares	317,902,380

Cost of shares redeemed	(8,928,991)

Net Increase in Net Assets Resulting from Capital Share Transactions	308,973,389

Net Increase in Net Assets	309,876,941

Net Assets

Beginning of period	—

End of period	$309,876,941

Other Information:

Shares

Sold	31,787,842

Redeemed	(891,899)

Net Increase	30,895,943

[1]	Commenced operations on October 21, 2019.

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain		Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/19(5)	$10.00	$0.03	$0.00	(6)	$0.03	$10.03	0.30%

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$309,877	0.93%	0.93%	1.33%	1.33%	27%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on October 21, 2019.

(6)	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Multi-Sector Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

The Fund enters into credit default swaps primarily for asset allocation and risk exposure management. There were no credit default swaps held as of December 31, 2019.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2019.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.52% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2019, Park Avenue did not waive any fees or pay any Fund expenses.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2019, the Fund paid distribution fees in the amount of $154,116 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the period ended December 31, 2019, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$209,303,214	$180,422,536
Sales	22,610,494	61,441,976

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2019, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. LIBOR Risk Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms,

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the period ended December 31, 2019 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2019, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$723,397

Liability Derivatives
Futures Contracts[1]	$(1,143,003)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative investments for the period ended December 31, 2019 were as follows:

Interest Rate Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$344,898

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$(419,606)

Average Number of Notional Amounts
Futures Contracts[3]	890

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the period ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Multi-Sector Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Multi-Sector Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period from October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and sub-advisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018 (the “Meeting”), the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund (the “New Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and ClearBridge Investments LLC and Wellington Management Company LLP (the “Sub-advisers”), investment advisory firms engaged to serve as sub-advisers to Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund, respectively. The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting, the Trustees received materials and information designed to assist their consideration of the

Agreements. At a Board meeting held on November 28-29, 2017, the Trustees received presentations from the Manager and each Sub-adviser regarding the services to be rendered to, and the proposed investment strategies for, the New Funds. The Trustees received written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. The Trustees also received presentations and discussed the New Funds at a special telephonic Board meeting held on February 12, 2018, and the Independent Trustees discussed the New Funds with independent legal counsel in advance of the Meeting. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Sub-advisers for approval by the Board and to propose that Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund would be managed directly by the Manager without a sub-adviser.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or either Sub-adviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information furnished to the Board by the Manager throughout the year regarding other series of the Trust, including series sub-advised by the Sub-advisers. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the New Funds by the Manager and the Sub-advisers; (ii) the investment performance of funds and accounts managed by the Manager and each Sub-adviser with strategies similar to the applicable New Fund; (iii) the fees to be charged and

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SUPPLEMENTAL INFORMATION (UNAUDITED)

estimated profitability; (iv) the extent to which economies of scale may in the future exist for a New Fund, and the extent to which a New Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the New Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the New Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered that Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund would operate in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers would provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the New Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the New Funds.

The Trustees considered information regarding the nature, extent and quality of services to be provided to Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund by the Sub-advisers. The Trustees also considered, among other things, the terms of the Sub-advisory Agreements and the range of investment advisory services to be provided by the Sub-advisers under the oversight of the Manager and the Sub-advisers’ experience with managing other funds that are series of the Trust. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Sub-advisers with similar strategies as the applicable New Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for these New Funds and the capabilities, resources and reputations of the Sub-advisers.

The Trustees considered that Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund would be managed without a sub-adviser by the Manager. In evaluating the investment advisory services to be provided by the Manager with respect to these New Funds, the Trustees considered, among other things, the Manager’s investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Manager or its affiliates with similar strategies as the applicable New Fund, including performance and portfolio characteristics, when available, as well as the Manager’s experience investing in asset classes that would comprise the investment portfolios of these New Funds. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for these New Funds and the capabilities, resources and reputations of the Manager and its affiliates.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the New Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the New Funds by the Manager and each Sub-adviser were appropriate.

Investment Performance

The New Funds had not commenced operations prior to the Meeting. Accordingly, the New Funds did not yet

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Manager and Sub-advisers (or their affiliates) with similar investment strategies as the New Funds, and comparisons to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Agreement. The Trustees also concluded that it was appropriate to revisit the New Funds’ investment performance in connection with future reviews of the Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Broadridge Financial Solutions, Inc., an independent provider of industry data, which showed that the New Funds’ proposed contractual management fees fell within the following quintiles: the first quintile for Guardian Small Cap Core VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Multi-Sector Bond VIP Fund; the second quintile for Guardian Global Utilities VIP Fund; and the third quintile for Guardian U.S. Government Securities VIP Fund.

The Trustees considered the proposed sub-advisory fees to be paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Sub-advisers would be paid by the Manager and not the New Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees proposed to be paid to each Sub-adviser as compared to the portion proposed to be retained by the Manager.

The Trustees received comparative information relating to each New Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Board noted that the New Funds’ anticipated operating expense ratios within the following quintiles: the first quintile for Guardian

Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund; and the second quintile for Guardian U.S. Government Securities VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Multi-Sector Bond VIP Fund. The Trustees considered estimates of the New Funds’ projected asset levels and the Manager’s commitment to initially limit each New Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the New Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the New Funds and projected profitability of the New Funds to the Manager based on the anticipated assets and expenses of the New Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the New Funds had not yet commenced operations at the time of the Meeting. The Trustees did not consider any projected profitability information from the Sub-advisers because the Manager would be responsible for payment of the sub-advisory fees and had negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the proposed management and sub-advisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the New Funds by the Manager and the Sub-advisers. The Trustees also concluded that the projected profitability of the New Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The New Funds had not commenced operations prior to the Meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale would have on a New Fund’s expenses. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the New Funds. The Trustees acknowledged that the New Funds were designed to serve as investment options under variable contracts issued by an affiliate of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager would be entitled to receive fees from the New Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered the benefits to the Manager from increased assets under management. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates may receive because of their relationships with the New Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable New Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

29

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10525

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Total Return Bond VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Total Return Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN TOTAL RETURN BOND VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, INVESTMENT ADVISER (unaudited)

Highlights

•	Guardian Total Return Bond VIP (the “Fund”) returned 0.30%, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index[1] (the “Index”), for the period between its inception on October 21, 2019 and December 31, 2019. The Index returned 0.35% for the period.

•	The Fund’s underperformance was primarily due to its underweight allocation to agency residential mortgage-backed securities (“RMBS”).

Market Overview

After a woeful 2018, securities markets roared back in 2019. Returns of 25% or more were commonplace among major equity indexes and returns for traditionally riskier fixed income asset classes also broke into the double digits as the U.S. Federal Reserve (the “Fed”) and other central banks around the world reassured investors and encouraged risk taking by cutting interest rates.

The rally defied a daunting array of real and potential threats at home and abroad: cooling economies and heated politics; trade disputes; volatile energy prices; Brexit drama; the impeachment of President Trump; high valuations for many asset classes; and potential early warning signs of recession in the Treasury market. While these concerns caused bursts of anxiety, investors mostly took comfort from central bank support, steady (if lackluster) economic growth, extremely low unemployment, and strong consumer spending.

The Standard & Poor’s 500 Index2 returned 31.49% for the year. In fixed income, the U.S. 10-year Treasury returned 8.9%.

The market’s momentum was firmly established by the potent rally in the first quarter after the Fed dramatically reversed its formerly bullish tone on the U.S. economy and indicated it could soon switch from raising interest rates to cutting them, which it did three times during the year. The cuts came amid diminishing expectations for economic growth, escalating trade tensions, and a persistent inversion of the U.S. Treasury yield curve. In such yield curve inversions, which have been a reliable sign that a recession was coming within a year or two, yields on certain shorter-term U.S. Treasurys exceed yields on longer-term notes.

Despite the inversion of the U.S. Treasury yield curve, which has since resolved, most economists are not forecasting a recession within the year given the very low unemployment rate and generally positive, if diminished, economic momentum. The Fed is estimating 2020 economic growth at or slightly below 2.0% and inflation slightly below its 2.0% target. Unemployment, most recently at 3.5%, is expected to remain below 4.0%.

Portfolio Review

The Fund’s underweights in RMBS and AAA- through A-rated corporate bonds with maturities over 10 years detracted from relative performance. We viewed an emphasis on less volatile bonds as prudent, and this also detracted from relative performance given the risk-on market during the period.

In a period when longer-maturity securities outperformed, the VIP benefitted from having a duration longer than the Index. The Fund’s overweight in BBB-rated corporate bonds with maturities of 3 to 10 years was the largest contributor to performance relative to the Index. An out-of-Index allocation to high yield corporate bonds also contributed to relative performance as riskier assets outperformed in the period.

Outlook

We believe that while the Fed’s renewed focus on supporting economic growth may bear fruit slowly for the U.S. economy, it had a soothing impact on securities markets throughout 2019. We believe that much will continue to depend on whether investors view central banks as both committed to supporting growth and capable of doing so.

However, risks appear to be growing as valuations and corporate debt levels increase while the current expansion, already the longest ever, continues to age. We would note that a market leaning too heavily on central bank support could be fragile if the Fed proves unwilling or unable to prevent a downturn. We continue to view global growth concerns, domestic politics, trade tensions, and energy prices as key potential catalysts for shifts in risk.

As we attempt to balance the genuine benefit of current Fed policy and the minimal risk of imminent recession with the fact that the economy is decelerating and there are few obvious catalysts to boost returns, we believe it is important to take a disciplined approach to risk. We are not counting on broad-based spread tightening or short-term trading. We currently see the greatest potential benefit in generating carry, which means holding investments for yield where we believe that the yield compensates properly for risk.

1

The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN TOTAL RETURN BOND VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. In a lower interest rate environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN TOTAL RETURN BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $337,312,094

Bond Sector Allocation[1] As of December 31, 2019

Bond Quality Allocation[2] As of December 31, 2019

3

GUARDIAN TOTAL RETURN BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2019

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	1.500%	9/30/2024	16.37%
U.S. Treasury Note	1.500%	9/30/2021	5.65%
U.S. Treasury Note	1.625%	8/15/2029	4.28%
U.S. Treasury Bond	2.250%	8/15/2049	4.21%
Federal National Mortgage Association	3.500%	7/1/2049	3.15%
Federal National Mortgage Association	3.000%	9/1/2049	2.91%
Federal National Mortgage Association	3.500%	3/1/2034	2.49%
Federal National Mortgage Association	3.000%	11/1/2049	2.39%
Federal National Mortgage Association	3.500%	8/1/2049	2.33%
Federal National Mortgage Association	4.000%	5/1/2049	1.91%
Total			45.69%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Total Return Bond VIP Fund	10/21/2019	—	—	—	0.30%
Bloomberg Barclays U.S. Aggregate Bond Index		—	—	—	0.35%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs:

(1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 21, 2019 (commencement of operations), to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid

During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return*	$1,000.00	$1,003.00	$1.56	0.79%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,021.22	$4.02	0.79%

*

Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 72/365 (to reflect the period from October 21, 2019 (commencement of operations) through December 31, 2019).

**

Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2019) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2019	Principal Amount	Value
Agency Mortgage–Backed Securities – 17.2%

Federal National Mortgage Association
3.00% due 9/1/2049	$9,663,161	$9,803,436
3.00% due 11/1/2049	7,944,827	8,059,787
3.50% due 3/1/2034	8,125,242	8,416,297
3.50% due 7/1/2049	10,327,635	10,615,181
3.50% due 8/1/2049	7,631,878	7,847,802
4.00% due 12/1/2048	4,955,004	5,154,879
4.00% due 5/1/2049	6,192,188	6,434,348

Freddie Mac Multifamily Structured Pass-Through Certificates
K054 A2 2.745% due 1/25/2026	762,259	784,752
K064 A2 3.224% due 3/25/2027	1,000,000	1,058,310

Total Agency Mortgage–Backed Securities (Cost $58,026,377)		58,174,792
Asset–Backed Securities – 5.6%

Ally Master Owner Trust 2017-3 A2 2.04% due 6/15/2022	900,000	899,856

American Express Credit Account Master Trust 2019-1 A 2.87% due 10/15/2024	1,000,000	1,021,722

Avis Budget Rental Car Funding AESOP LLC 2015-2A A 2.63% due 12/20/2021(1)	1,500,000	1,504,697

BlueMountain CLO Ltd. 2014-2A BR2 3.716% (LIBOR 3 Month +
1.75%) due 10/20/2030(1)(2)	800,000	796,207

Citibank Credit Card Issuance Trust 2014-A1 A1 2.88% due 1/23/2023	2,150,000	2,171,992

Discover Card Execution Note Trust 2015-A4 A4 2.19% due 4/17/2023	1,000,000	1,002,781

Ford Credit Auto Owner Trust 2016-2 A 2.03% due 12/15/2027(1)	1,000,000	1,000,162

GM Financial Automobile Leasing Trust 2019-1 A3 2.98% due 12/20/2021	1,000,000	1,008,819

ICG U.S. CLO Ltd. 2018-2A B 3.703% (LIBOR 3 Month +
1.75%) due 7/22/2031(1)(2)	2,500,000	2,458,843

Santander Drive Auto Receivables Trust 2016-3 D 2.80% due 8/15/2022	1,500,000	1,509,266

Verizon Owner Trust 2019-A A1A 2.93% due 9/20/2023	1,000,000	1,016,353

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (continued)

Volkswagen Auto Loan Enhanced Trust 2018-1 A4 3.15% due 7/22/2024	$1,000,000	$1,021,974

Voya CLO Ltd. 2016-3A A3R 3.753% (LIBOR 3 Month +
1.75%) due 10/18/2031(1)(2)	1,600,000	1,593,504

Wendy’s Funding LLC 2018-1A A2I 3.573% due 3/15/2048(1)	980,000	990,241

World Omni Auto Receivables Trust 2017-A A4 2.24% due 6/15/2023	1,000,000	1,003,092

Total Asset–Backed Securities (Cost $18,964,451)		18,999,509
Corporate Bonds & Notes – 41.6%

Aerospace & Defense – 1.9%

Northrop Grumman Corp. 3.20% due 2/1/2027	2,000,000	2,081,539

United Technologies Corp.
3.75% due 11/1/2046	2,000,000	2,179,530
4.125% due 11/16/2028	2,000,000	2,250,188

		6,511,257
Agriculture – 0.9%

BAT Capital Corp. 3.462% due 9/6/2029	2,000,000	2,023,319

Philip Morris International, Inc. 4.25% due 11/10/2044	1,000,000	1,105,719

		3,129,038
Beverages – 2.7%

Anheuser-Busch InBev Worldwide, Inc. 4.75% due 1/23/2029	3,000,000	3,477,509

Constellation Brands, Inc. 3.70% due 12/6/2026	3,500,000	3,716,735

Diageo Capital PLC 2.125% due 10/24/2024	2,000,000	2,000,467

		9,194,711
Biotechnology – 0.6%

Gilead Sciences, Inc. 3.70% due 4/1/2024	2,000,000	2,121,057

		2,121,057
Commercial Banks – 2.9%

Citigroup, Inc. 4.075% (4.075% fixed rate
until 4/23/2028; LIBOR 3 Month + 1.192% thereafter) due 4/23/2029(2)	3,750,000	4,105,044

Credit Suisse Group AG 3.869% (3.869% fixed rate
until 1/12/2028; LIBOR 3 Month + 1.41% thereafter) due 1/12/2029(1)(2)	3,500,000	3,729,510

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2019	Principal Amount	Value
Commercial Banks (continued)

JPMorgan Chase & Co. 4.25% due 10/15/2020	$2,000,000	$2,035,545

		9,870,099
Commercial Services – 1.0%

Nielsen Finance LLC / Nielsen Finance Co. 5.00% due 4/15/2022(1)	1,650,000	1,656,188

United Rentals North America, Inc. 6.50% due 12/15/2026	1,650,000	1,813,453

		3,469,641
Diversified Financial Services – 1.3%

Apollo Management Holdings LP 4.872% due 2/15/2029(1)	2,000,000	2,246,603

Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15% due 1/23/2030	2,000,000	2,120,960

		4,367,563
Electric – 1.5%

CenterPoint Energy, Inc. 2.95% due 3/1/2030	2,000,000	1,971,958

FirstEnergy Corp. 3.90% due 7/15/2027	3,000,000	3,209,021

		5,180,979
Environmental Control – 0.6%

Waste Management, Inc. 3.45% due 6/15/2029	2,000,000	2,141,912

		2,141,912
Food – 2.2%

Post Holdings, Inc. 5.00% due 8/15/2026(1)	1,650,000	1,742,812

The Kroger Co. 4.50% due 1/15/2029	3,000,000	3,375,434

Tyson Foods, Inc. 4.35% due 3/1/2029	2,000,000	2,267,209

		7,385,455
Healthcare – Services – 1.4%

HCA, Inc. 5.375% due 2/1/2025	1,650,000	1,824,619

Tenet Healthcare Corp. 6.75% due 6/15/2023	1,650,000	1,812,872

UnitedHealth Group, Inc. 3.875% due 12/15/2028	1,000,000	1,107,278

		4,744,769
Insurance – 1.0%

American International Group, Inc. 4.75% due 4/1/2048	1,000,000	1,205,818

Aon PLC 3.875% due 12/15/2025	2,000,000	2,152,731

		3,358,549

December 31, 2019	Principal Amount	Value
Iron & Steel – 0.3%

Steel Dynamics, Inc. 3.45% due 4/15/2030	$1,000,000	$1,011,879

		1,011,879
Lodging – 0.6%

MGM Resorts International 5.50% due 4/15/2027	1,650,000	1,831,500

		1,831,500
Media – 2.7%

Altice Financing S.A. 7.50% due 5/15/2026(1)	1,650,000	1,773,750

CCO Holdings LLC / CCO Holdings Capital Corp. 5.00% due 2/1/2028(1)	1,650,000	1,731,378

Charter Communications Operating LLC / Charter Communications Operating Capital 5.05% due 3/30/2029	1,000,000	1,134,657

Comcast Corp. 4.15% due 10/15/2028	4,000,000	4,505,376

		9,145,161
Oil & Gas – 2.9%

BP Capital Markets PLC 3.535% due 11/4/2024	2,000,000	2,130,168

Hess Corp. 4.30% due 4/1/2027	2,000,000	2,132,847

Marathon Petroleum Corp. 3.80% due 4/1/2028	1,500,000	1,579,036

Newfield Exploration Co. 5.375% due 1/1/2026	1,500,000	1,626,921

Noble Energy, Inc. 3.85% due 1/15/2028	2,000,000	2,113,392

		9,582,364

Packaging & Containers – 0.5%

WRKCo, Inc. 4.90% due 3/15/2029	1,500,000	1,707,284

		1,707,284
Pharmaceuticals – 2.5%

AstraZeneca PLC 3.375% due 11/16/2025	2,000,000	2,125,705

Bausch Health Cos., Inc. 6.125% due 4/15/2025(1)	1,650,000	1,704,830

Becton Dickinson and Co. 3.363% due 6/6/2024	2,000,000	2,083,083

CVS Health Corp. 3.25% due 8/15/2029	2,500,000	2,540,853

		8,454,471
Pipelines – 1.3%

Energy Transfer Operating LP 4.95% due 6/15/2028	1,000,000	1,095,815

MPLX LP 4.80% due 2/15/2029	1,500,000	1,646,402

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2019	Principal Amount	Value
Pipelines (continued)

The Williams Cos., Inc. 3.75% due 6/15/2027	$1,500,000	$1,564,590

		4,306,807
Real Estate Investment Trusts – 3.4%

Alexandria Real Estate Equities, Inc. 3.375% due 8/15/2031	3,000,000	3,118,487

American Tower Corp. 3.00% due 6/15/2023	2,000,000	2,044,236

Brixmor Operating Partnership LP 4.125% due 5/15/2029	2,000,000	2,148,764

ERP Operating LP 2.50% due 2/15/2030	2,000,000	1,985,888

Mid-America Apartments LP 3.95% due 3/15/2029	2,000,000	2,182,687

		11,480,062
Retail – 1.6%

McDonald’s Corp.
2.625% due 9/1/2029	1,500,000	1,502,136
4.45% due 9/1/2048	1,500,000	1,719,224

Target Corp. 3.375% due 4/15/2029	2,000,000	2,174,303

		5,395,663
Semiconductors – 0.7%

Broadcom, Inc. 4.75% due 4/15/2029(1)	2,000,000	2,186,966

		2,186,966
Software – 1.1%

Broadridge Financial Solutions, Inc. 2.90% due 12/1/2029	1,000,000	999,084

Microsoft Corp. 2.875% due 2/6/2024	2,500,000	2,594,150

		3,593,234
Telecommunications – 4.2%

AT&T, Inc. 4.35% due 3/1/2029	3,000,000	3,337,538

Rogers Communications, Inc. 3.70% due 11/15/2049	750,000	757,127

T-Mobile USA, Inc. 4.75% due 2/1/2028	1,650,000	1,728,887

Verizon Communications, Inc.
4.329% due 9/21/2028	2,000,000	2,269,938
4.522% due 9/15/2048	750,000	899,959
5.15% due 9/15/2023	2,000,000	2,223,822

Vodafone Group PLC 4.375% due 5/30/2028	2,500,000	2,771,895

		13,989,166
Toys, Games & Hobbies – 0.3%

Hasbro, Inc. 3.90% due 11/19/2029	1,000,000	1,007,254

		1,007,254

December 31, 2019	Principal Amount	Value
Transportation – 1.5%

CSX Corp. 3.80% due 3/1/2028	$3,000,000	$3,274,117

Union Pacific Corp. 3.70% due 3/1/2029	1,750,000	1,913,150

		5,187,267

Total Corporate Bonds & Notes (Cost $139,573,469)		140,354,108
Non–Agency Mortgage–Backed Securities – 3.0%

BANK 2019-BN24 AS 3.283% due 11/15/2062	1,250,000	1,280,705

Citigroup Commercial Mortgage Trust 2016-C3 AS 3.366% due 11/15/2049(2)(3)	1,125,000	1,155,713

GS Mortgage Securities Corp. Trust 2017-485L A 3.721% due 2/10/2037(1)	1,500,000	1,595,203

GS Mortgage Securities Trust
2013-GC16 A4 4.271% due 11/10/2046	750,000	799,674
2017-FARM A 3.541% due 1/10/2043(1)(2)(3)	1,200,000	1,271,264

Jackson Park Trust 2019-LIC B 2.914% due 10/14/2039(1)	680,000	671,668

UBS Commercial Mortgage Trust 2017-C2 A4 3.487% due 8/15/2050	1,500,000	1,588,677

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	1,500,000	1,598,298

Total Non–Agency Mortgage–Backed Securities (Cost $10,023,839)		9,961,202
U.S. Government Securities – 31.1%

U.S. Treasury Bond 2.25% due 8/15/2049	14,600,000	14,203,062

U.S. Treasury Note
1.50% due 9/30/2021	19,100,000	19,070,902
1.50% due 9/30/2024	55,700,000	55,236,559
1.625% due 10/31/2026	1,500,000	1,481,309
1.625% due 8/15/2029	14,810,000	14,439,171
1.75% due 11/15/2029	500,000	492,852

Total U.S. Government Securities (Cost $105,627,519)		104,923,855

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2019	Principal Amount	Value
Short–Term Investment – 0.7%

Repurchase Agreements – 0.7%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $2,246,015, due 1/2/2020(4)	$2,246,000	$2,246,000

Total Repurchase Agreements (Cost $2,246,000)		2,246,000

Total Investments(5) – 99.2% (Cost $334,461,655)		334,659,466

Assets in excess of other liabilities(6) – 0.8%		2,652,628

Total Net Assets – 100.0%		$337,312,094

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2019, the aggregate market value of these securities amounted to $28,653,826, representing 8.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2019.
(3)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$2,235,000	$2,295,796

(5)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

(6)	Assets in excess of other liabilities include net unrealized depreciation on futures contracts and centrally cleared swap contracts as follows:

Open futures contracts at December 31, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2020	170	Long	$36,688,733	$36,635,000	$(53,733)
U.S. Long Bond	March 2020	265	Long	42,306,212	41,315,156	(991,056)
U.S. Ultra Long Bond	March 2020	26	Long	4,884,035	4,723,062	(160,973)
Total				$83,878,980	$82,673,218	$(1,205,762)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2020	50	Short	$(5,958,228)	$(5,930,469)	$27,759
U.S. 10-Year Treasury Note	March 2020	200	Short	(25,966,333)	(25,684,375)	281,958
U.S. Ultra 10-Year Treasury Note	March 2020	280	Short	(39,994,609)	(39,396,875)	597,734
Total				$(71,919,170)	$(71,011,719)	$907,451

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Centrally cleared credit default swap agreements — sell protection(7):

Reference Entity	Implied Credit Spread at 12/31/19(8)	Notional Amount(9)	Maturity	(Pay)/Receive Fixed Rate	Periodic Payment Frequency	Upfront Payments Made	Value	Unrealized Depreciation
CDX.NA.HY.33	2.80%	USD 3,366,000	12/20/2024	5.00%	Quarterly	$325,323	$324,355	$(968)

(7)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(8)

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(9)

The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$58,174,792	$—	$58,174,792
Asset–Backed Securities	—	18,999,509	—	18,999,509
Corporate Bonds & Notes	—	140,354,108	—	140,354,108
Non–Agency Mortgage–Backed Securities	—	9,961,202	—	9,961,202
U.S. Government Securities	—	104,923,855	—	104,923,855
Repurchase Agreements	—	2,246,000	—	2,246,000
Total	$—	$334,659,466	$—	$334,659,466
Other Financial Instruments
Futures Contracts
Assets	$907,451	$—	$—	$907,451
Liabilities	(1,205,762)	—	—	(1,205,762)
Swap Contracts
Liabilities	—	(968)	—	(968)
Total	$(298,311)	$(968)	$—	$(299,279)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$334,659,466

Interest receivable	2,245,263

Cash deposits with brokers for futures contracts	467,214

Receivable for variation margin on centrally cleared swap contracts	324,355

Receivable for variation margin on futures contracts	317,983

Reimbursement receivable from adviser	29,152

Prepaid expenses	18,658

Total Assets	338,062,091

Liabilities

Payable for investments purchased	330,933

Investment advisory fees payable	128,138

Due to custodian	89,703

Distribution fees payable	72,124

Payable for fund shares redeemed	41,281

Accrued audit fees	25,659

Accrued custodian and accounting fees	17,768

Accrued trustees’ and officers’ fees	3,865

Accrued expenses and other liabilities	40,526

Total Liabilities	749,997

Total Net Assets	$337,312,094

Net Assets Consist of:

Paid-in capital	$336,282,527

Distributable earnings	1,029,567

Total Net Assets	$337,312,094

Investments, at Cost	$334,461,655

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	33,627,628

Net Asset Value Per Share	$10.03

Statement of Operations For the Period Ended December 31, 2019[1]
Investment Income

Interest	$1,554,703

Total Investment Income	1,554,703

Expenses

Investment advisory fees	298,307

Distribution fees	167,949

Professional fees	46,191

Shareholder reports	23,050

Trustees’ and officers’ fees	22,033

Custodian and accounting fees	17,768

Administrative fees	11,865

Transfer agent fees	3,260

Other expenses	7,761

Total Expenses	598,184

Less: Fees waived	(67,465)

Total Expenses, Net	530,719

Net Investment Income/(Loss)	1,023,984

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(45,558)

Net realized gain/(loss) from futures contracts	152,609

Net change in unrealized appreciation/(depreciation) on investments	197,811

Net change in unrealized appreciation/(depreciation) on futures contracts	(298,311)

Net change in unrealized appreciation/(depreciation) on swap contracts	(968)

Net Gain on Investments and Derivative Contracts	5,583

Net Increase in Net Assets Resulting From Operations	$1,029,567

[1]	Commenced operations on October 21, 2019.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/19[1]

Operations

Net investment income/(loss)	$1,023,984

Net realized gain/(loss) from investments and derivative contracts	107,051

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(101,468)

Net Increase in Net Assets Resulting from Operations	1,029,567

Capital Share Transactions

Proceeds from sales of shares	345,857,787

Cost of shares redeemed	(9,575,260)

Net Increase in Net Assets Resulting from Capital Share Transactions	336,282,527

Net Increase in Net Assets	337,312,094

Net Assets

Beginning of period	—

End of period	$337,312,094

Other Information:

Shares

Sold	34,584,186

Redeemed	(956,558)

Net Increase	33,627,628

[1]	Commenced operations on October 21, 2019.

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain		Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/19(5)	$10.00	$0.03	$0.00	(6)	$0.03	$10.03	0.30%

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(2),(4)	Gross Ratio of Expenses to Average Net Assets(2)	Net Ratio of Net Investment Income to Average Net Assets(2),(4)	Gross Ratio of Net Investment Income to Average Net Assets(2)	Portfolio Turnover Rate(2)

$337,312	0.75%	0.85%	1.56%	1.46%	18%

(1)	Calculated based on the average shares outstanding during the period.

(2)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(3)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on October 21, 2019.

(6)	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Total Return Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

During the period ended December 31, 2019, the Fund entered into credit default swaps for risk exposure management and to enhance potential return.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2019.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.79% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $67,465.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2019, the Fund paid distribution fees in the amount of $167,949 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the period ended December 31, 2019, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$192,062,256	$201,960,346
Sales	25,279,953	35,400,210

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2019, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. LIBOR Risk Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms,

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the period ended December 31, 2019 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2019, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

	Interest Rate Contracts	Credit Default Contracts

Asset Derivatives
Futures Contracts[1]	$907,451	$—

Liability Derivatives
Futures Contracts[1]	$(1,205,762)	$—
Swap Contracts[2]	—	(968)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]

Statement of Assets and Liabilities location: Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Transactions in derivative investments for the period ended December 31, 2019 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$152,609	$—

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$(298,311)	$—
Swap Contracts[3]	—	(968)

Average Number of Notional Amounts
Futures Contracts[4]	989	—
Swap Contracts — Sell Protection	$—	$1,122,000

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[4]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the period ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Total Return Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Total Return Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period from October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and sub-advisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018 (the “Meeting”), the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund (the “New Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and ClearBridge Investments LLC and Wellington Management Company LLP (the “Sub-advisers”), investment advisory firms engaged to serve as sub-advisers to Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund, respectively. The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting, the Trustees received materials and information designed to assist their consideration of the Agreements. At a Board meeting held on November 28-29, 2017, the Trustees received presentations from the Manager and each Sub-adviser regarding the services to be rendered to, and the proposed investment strategies for, the New Funds. The Trustees received written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. The Trustees also received presentations and discussed the New Funds at a special telephonic Board meeting held on February 12, 2018, and the Independent Trustees discussed the New Funds with independent legal counsel in advance of the Meeting. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Sub-advisers for approval by the Board and to propose that Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund would be managed directly by the Manager without a sub-adviser.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or either Sub-adviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information furnished to the Board by the Manager throughout the year regarding other series of the Trust, including series sub-advised by the Sub-advisers. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the New Funds by the Manager and the Sub-advisers; (ii) the investment performance of funds and accounts managed by the Manager and each Sub-adviser with strategies similar to

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SUPPLEMENTAL INFORMATION (UNAUDITED)

the applicable New Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a New Fund, and the extent to which a New Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the New Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the New Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered that Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund would operate in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers would provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the New Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the New Funds.

The Trustees considered information regarding the nature, extent and quality of services to be provided to

Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund by the Sub-advisers. The Trustees also considered, among other things, the terms of the Sub-advisory Agreements and the range of investment advisory services to be provided by the Sub-advisers under the oversight of the Manager and the Sub-advisers’ experience with managing other funds that are series of the Trust. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Sub-advisers with similar strategies as the applicable New Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for these New Funds and the capabilities, resources and reputations of the Sub-advisers.

The Trustees considered that Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund would be managed without a sub-adviser by the Manager. In evaluating the investment advisory services to be provided by the Manager with respect to these New Funds, the Trustees considered, among other things, the Manager’s investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Manager or its affiliates with similar strategies as the applicable New Fund, including performance and portfolio characteristics, when available, as well as the Manager’s experience investing in asset classes that would comprise the investment portfolios of these New Funds. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for these New Funds and the capabilities, resources and reputations of the Manager and its affiliates.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the New Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the New Funds by the Manager and each Sub-adviser were appropriate.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Investment Performance

The New Funds had not commenced operations prior to the Meeting. Accordingly, the New Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Manager and Sub-advisers (or their affiliates) with similar investment strategies as the New Funds, and comparisons to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Agreement. The Trustees also concluded that it was appropriate to revisit the New Funds’ investment performance in connection with future reviews of the Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Broadridge Financial Solutions, Inc., an independent provider of industry data, which showed that the New Funds’ proposed contractual management fees fell within the following quintiles: the first quintile for Guardian Small Cap Core VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Multi-Sector Bond VIP Fund; the second quintile for Guardian Global Utilities VIP Fund; and the third quintile for Guardian U.S. Government Securities VIP Fund.

The Trustees considered the proposed sub-advisory fees to be paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Sub-advisers would be paid by the Manager and not the New Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees proposed to be paid to each Sub-adviser as compared to the portion proposed to be retained by the Manager.

The Trustees received comparative information relating to each New Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Board noted that the New Funds’ anticipated operating expense ratios within the following quintiles: the first quintile for Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund; and the second quintile for Guardian U.S. Government Securities VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Multi-Sector Bond VIP Fund. The Trustees considered estimates of the New Funds’ projected asset levels and the Manager’s commitment to initially limit each New Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the New Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the New Funds and projected profitability of the New Funds to the Manager based on the anticipated assets and expenses of the New Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the New Funds had not yet commenced operations at the time of the Meeting. The Trustees did not consider any projected profitability information from the Sub-advisers because the Manager would be responsible for payment of the sub-advisory fees and had negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the proposed management and sub-advisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the New Funds by the Manager and the Sub-advisers. The Trustees also concluded that the projected profitability of the New Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The New Funds had not commenced operations prior to the Meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale would have on a New

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Fund’s expenses. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the New Funds. The Trustees acknowledged that the New Funds were designed to serve as investment options under variable contracts issued by an affiliate of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager would be entitled to receive fees from the New Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered the benefits to the Manager from increased assets under management. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates may receive because of their relationships with the New Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable New Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

30

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10524

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Small Cap Core VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Small Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SMALL CAP CORE VIP FUND

FUND COMMENTARY OF CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER (unaudited)

Highlights

•	Guardian Small Cap Core VIP Fund (the “Fund”) returned 11.30%, outperforming its benchmark, the Russell 2000® Index[1] (the “Index”), between its inception on October 21, 2019 and December 31, 2019. The Fund’s outperformance relative to the Index was primarily due to stock selection in the health care sector.

•	The Index delivered a 9.03% return for the period, October 21, 2019 through December 31, 2019, driven by strength in the health care sector, which returned 19% for the period, far outpacing all other sectors. The second-strongest performer in the benchmark was energy, at nearly 600 basis points behind health care. In a fourth quarter that was driven by growth stocks and that saw longer-term rates rise, the yield-sensitive utilities sector had a negative return.

Market Overview

U.S. equities delivered outsized gains for the year. Easing monetary policy supported strong multiple expansions and a thawing of U.S.-China trade tensions encouraged risk taking in equities. Stocks started 2019 in a strong upswing, boosted by signals that the U.S. Federal Reserve (“Fed”) was winding down its tightening program, better than expected fourth-quarter corporate earnings results and a positive outlook on the resolution of U.S.-China trade tensions. Equities endured a roller coaster ride during the second quarter before the Fed jumpstarted the latest up leg for equity markets as June remarks by Fed Chairman Jerome Powell hinted at future interest rate cuts. The Fed followed through in July with its first rate cut in more than a decade and made two additional 0.25% cuts by October. A suddenly accommodative Fed helped offset volatility caused by renewed trade tensions between the U.S. and China in the third quarter and increasing signs of a slowing global economy. Positive feedback from the Fed on the state of the U.S. economy as well as signs of a phase one trade deal with China caused stocks to resume their positive momentum in the fourth quarter, with strong bids for health care, materials and information technology (“IT”).

The Index rose 25.5% in 2019 with dividends reinvested. It has now risen 12.2% annually since 2012. The small cap Russell 2000® Growth Index2 has outperformed the Russell 2000® Value Index3 in six of those eight years, including each of the last three years, during which growth outperformed by more than 27 percentage points. The Russell 2000® Growth Index is now near its highest forward P/E multiple since the dot-com bubble, while the value multiple is near its 20-year average. As the narrative of slow, steady economic growth has taken hold, growth has been valued at a premium and momentum has outperformed valuation significantly. That means expectations — how a company must perform in the future to be worth what it’s trading for now — have risen most in those areas, primarily IT and health care.

Portfolio Review

Stock selection in the health care, communication services, real estate and IT sectors contributed to relative performance. On the negative side, stock selection in the consumer discretionary and materials sectors and an underweight to health care negatively impacted relative returns.

Outlook

We are optimistic about the outlook for U.S. small cap companies. We are monitoring changing economic conditions, but still observe that operating conditions for most industries are positive, encouraging investments in innovation as well as capital expenditures. The counterbalance is that expectations are also high, as reflected in the relatively high accounting factor multiples. We have become less comfortable with the current expectations for future returns embedded in many IT and health care stocks, which is a change from previous years. We are still finding unique investment opportunities where expectations embedded in the price of the stock are lower than the value of the corporation under a wide range of scenarios, and we continue to be optimistic about the companies that the Fund holds.

1

The Russell 2000® Index (the “Index”) measures the performance of the small-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

2

The Russell 2000® Growth Index (the “Growth Index”) is designed to measure the performance of small-capitalization growth stocks in the United States. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. You may not invest in the Growth Index and, unlike the Fund, the Growth Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

3

The Russell 2000® Value Index (the “Value Index”) is designed to measure the performance of small-capitalization value stocks in the United States. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. You may not invest in the Value Index and, unlike the Fund, the Value Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN SMALL CAP CORE VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies and may have more limited financial and human resources, relatively short operating histories and limited product lines. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN SMALL CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $310,451,491

Sector Allocation[1] As of December 31, 2019

Top Ten Holdings[2] As of December 31, 2019

Holding	% of Total Net Assets
Gray Television, Inc.	2.13%
Amarin Corp. PLC, ADR	1.98%
SkyWest, Inc.	1.85%
HealthEquity, Inc.	1.77%
Advanced Energy Industries, Inc.	1.69%
Summit Hotel Properties, Inc. REIT	1.67%
Triton International Ltd.	1.66%
Aaron’s, Inc.	1.63%
Acadia Healthcare Co., Inc.	1.62%
Quotient Ltd.	1.59%
Total	17.59%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN SMALL CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Small Cap Core VIP Fund	10/21/2019	—	—	—	11.30%
Russell 2000® Index		—	—	—	9.03%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 21, 2019 (commencement of operations), to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return*	$1,000.00	$1,113.00	$2.19	1.05%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,019.91	$5.35	1.05%

*

Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 72/365 (to reflect the period from October 21, 2019 (commencement of operations) through December 31, 2019).

**

Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2019) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 98.4%

Airlines – 1.9%

SkyWest, Inc.	88,993	$5,751,618

		5,751,618

Banks – 8.7%

Bank OZK	117,655	3,589,066

Cadence BanCorp	261,312	4,737,586

First Interstate BancSystem, Inc., Class A	81,905	3,433,458

Great Western Bancorp, Inc.	124,128	4,312,207

TriState Capital Holdings, Inc.(1)	149,930	3,916,172

WesBanco, Inc.	89,271	3,373,551

Wintrust Financial Corp.	52,159	3,698,073

		27,060,113

Biotechnology – 2.6%

Akebia Therapeutics, Inc.(1)	298,387	1,885,806

Amarin Corp. PLC, ADR(1)	287,146	6,156,410

		8,042,216

Capital Markets – 2.9%

Blucora, Inc.(1)	175,227	4,580,434

Main Street Capital Corp.	57,157	2,464,038

PennantPark Investment Corp.	316,591	2,067,339

		9,111,811

Chemicals – 0.6%

Venator Materials PLC(1)	521,635	1,997,862

		1,997,862

Construction & Engineering – 0.7%

Dycom Industries, Inc.(1)	48,542	2,288,755

		2,288,755

Construction Materials – 1.0%

U.S. Concrete, Inc.(1)	75,526	3,146,413

		3,146,413

Consumer Finance – 3.2%

Encore Capital Group, Inc.(1)	112,615	3,982,067

OneMain Holdings, Inc.	67,715	2,854,187

Oportun Financial Corp.(1)	130,174	3,098,141

		9,934,395

Containers & Packaging – 1.4%

Silgan Holdings, Inc.	136,492	4,242,171

		4,242,171

Diversified Consumer Services – 2.8%

K12, Inc.(1)	174,854	3,558,279

OneSpaWorld Holdings Ltd.(1)	151,307	2,548,010

Service Corp. International	54,750	2,520,142

		8,626,431

Electric Utilities – 0.9%

PNM Resources, Inc.	52,608	2,667,752

		2,667,752

December 31, 2019	Shares	Value

Electronic Equipment, Instruments & Components – 2.7%

Itron, Inc.(1)	57,221	$4,803,703

nLight, Inc.(1)	169,376	3,434,945

		8,238,648

Energy Equipment & Services – 1.6%

Patterson-UTI Energy, Inc.	239,246	2,512,083

Smart Sand, Inc.(1)	392,505	989,112

U.S. Silica Holdings, Inc.	213,085	1,310,473

		4,811,668

Equity Real Estate Investment – 7.9%

Brandywine Realty Trust REIT	246,818	3,887,383

Kite Realty Group Trust REIT	231,592	4,522,992

Lexington Realty Trust REIT	366,154	3,888,555

Outfront Media, Inc. REIT	113,017	3,031,116

PotlatchDeltic Corp. REIT	90,808	3,929,262

Summit Hotel Properties, Inc. REIT	419,281	5,173,928

		24,433,236

Food & Staples Retailing – 1.5%

Sprouts Farmers Market, Inc.(1)	246,023	4,760,545

		4,760,545

Food Products – 1.0%

Sanderson Farms, Inc.	17,270	3,043,319

		3,043,319

Health Care Equipment & Supplies – 1.6%

Quotient Ltd.(1)	518,905	4,934,787

		4,934,787

Health Care Providers & Services – 7.4%

Acadia Healthcare Co., Inc.(1)	151,291	5,025,887

Covetrus, Inc.(1)	262,010	3,458,532

Encompass Health Corp.	63,763	4,416,863

HealthEquity, Inc.(1)	74,289	5,502,586

R1 RCM, Inc.(1)	341,886	4,437,681

		22,841,549

Hotels, Restaurants & Leisure – 2.4%

Chuy’s Holdings, Inc.(1)	108,888	2,822,377

Everi Holdings, Inc.(1)	177,750	2,387,183

Twin River Worldwide Holdings, Inc.	85,983	2,205,464

		7,415,024

Independent Power and Renewable Electricity Producers – 1.2%

NextEra Energy Partners LP	72,689	3,827,076

		3,827,076

Insurance – 2.6%

Assured Guaranty Ltd.	92,149	4,517,144

ProAssurance Corp.	102,523	3,705,181

		8,222,325

Interactive Media & Services – 1.4%

QuinStreet, Inc.(1)	288,879	4,422,738

		4,422,738

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2019	Shares	Value

IT Services – 2.6%

EVERTEC, Inc.	117,693	$4,006,270

WNS Holdings Ltd., ADR(1)	62,535	4,136,690

		8,142,960

Life Sciences Tools & Services – 1.5%

Syneos Health, Inc.(1)	79,466	4,726,240

		4,726,240

Machinery – 1.2%

EnPro Industries, Inc.	54,125	3,619,880

		3,619,880

Media – 2.1%

Gray Television, Inc.(1)	308,746	6,619,514

		6,619,514

Metals & Mining – 1.4%

Commercial Metals Co.	196,594	4,378,148

		4,378,148

Multi-Utilities – 1.5%

Black Hills Corp.	60,033	4,714,992

		4,714,992

Oil, Gas & Consumable Fuels – 1.9%

Brigham Minerals, Inc., Class A	129,400	2,774,336

Matador Resources Co.(1)	180,807	3,249,102

		6,023,438

Personal Products – 0.7%

Inter Parfums, Inc.	29,699	2,159,414

		2,159,414

Pharmaceuticals – 1.4%

Aerie Pharmaceuticals, Inc.(1)	110,734	2,676,441

Intra-Cellular Therapies, Inc.(1)	52,144	1,789,061

		4,465,502

Professional Services – 1.0%

ICF International, Inc.	32,186	2,948,881

		2,948,881

Road & Rail – 2.2%

Landstar System, Inc.	31,995	3,643,271

Marten Transport Ltd.	149,940	3,222,210

		6,865,481

Semiconductors & Semiconductor Equipment – 4.1%

Advanced Energy Industries, Inc.(1)	73,460	5,230,352

Semtech Corp.(1)	52,952	2,801,161

Tower Semiconductor Ltd.(1)	193,638	4,658,930

		12,690,443

Software – 3.0%

2U, Inc.(1)	94,404	2,264,752

CommVault Systems, Inc.(1)	92,559	4,131,834

Rapid7, Inc.(1)	50,844	2,848,281

		9,244,867

December 31, 2019	Shares	Value

Specialty Retail – 5.8%

Aaron’s, Inc.	88,586	$5,059,146

Hudson Ltd., , Class A(1)	262,840	4,031,966

Lithia Motors, Inc., Class A	17,941	2,637,327

Monro, Inc.	36,125	2,824,975

Murphy USA, Inc.(1)	30,122	3,524,274

		18,077,688

Textiles, Apparel & Luxury Goods – 0.8%

Oxford Industries, Inc.	32,500	2,451,150

		2,451,150

Thrifts & Mortgage Finance – 2.3%

Essent Group Ltd.	59,212	3,078,432

Washington Federal, Inc.	109,050	3,996,682

		7,075,114

Trading Companies & Distributors – 6.9%

Foundation Building Materials, Inc.(1)	149,583	2,894,431

GATX Corp.	42,850	3,550,123

MRC Global, Inc.(1)	216,922	2,958,816

Rush Enterprises, Inc., Class A	101,775	4,732,538

Textainer Group Holdings Ltd.(1)	204,561	2,190,848

Triton International Ltd.	127,941	5,143,228

		21,469,984

Total Common Stocks (Cost $281,457,252)		305,494,148

	Principal Amount	Value
Short–Term Investment – 1.6%

Repurchase Agreements – 1.6%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $5,069,034, due 1/2/2020(2)	$5,069,000	5,069,000

Total Repurchase Agreements (Cost $5,069,000)		5,069,000

Total Investments – 100.0% (Cost $286,526,252)		310,563,148

Liabilities in excess of other assets – (0.0)%		(111,657)

Total Net Assets – 100.0%		$310,451,491

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$5,035,000	$5,171,962

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$305,494,148	$—	$—	$305,494,148
Repurchase Agreements	—	5,069,000	—	5,069,000
Total	$305,494,148	$5,069,000	$—	$310,563,148

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$310,563,148

Cash	13,681

Dividends/interest receivable	226,475

Reimbursement receivable from adviser	18,608

Prepaid expenses	14,015

Total Assets	310,835,927

Liabilities

Investment advisory fees payable	178,847

Payable for fund shares redeemed	69,887

Distribution fees payable	64,800

Accrued audit fees	22,105

Accrued custodian and accounting fees	9,321

Accrued trustees’ and officers’ fees	2,429

Accrued expenses and other liabilities	37,047

Total Liabilities	384,436

Total Net Assets	$310,451,491

Net Assets Consist of:

Paid-in capital	$278,485,629

Distributable earnings	31,965,862

Total Net Assets	$310,451,491

Investments, at Cost	$286,526,252

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	27,895,381

Net Asset Value Per Share	$11.13

Statement of Operations For the Period Ended December 31, 2019[1]
Investment Income

Dividends	$932,503

Interest	1,623

Total Investment Income	934,126

Expenses

Investment advisory fees	406,664

Distribution fees	147,329

Professional fees	39,262

Shareholder reports	21,269

Trustees’ and officers’ fees	18,125

Administrative fees	11,865

Custodian and accounting fees	9,321

Transfer agent fees	3,215

Other expenses	6,384

Total Expenses	663,434

Less: Fees waived	(44,610)

Total Expenses, Net	618,824

Net Investment Income/(Loss)	315,302

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	7,613,408

Net realized gain/(loss) from foreign currency transactions	256

Net change in unrealized appreciation/(depreciation) on investments	24,036,896

Net Gain on Investments and Foreign Currency Transactions	31,650,560

Net Increase in Net Assets Resulting From Operations	$31,965,862

[1]	Commenced operations on October 21, 2019.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/19[1]

Operations

Net investment income/(loss)	$315,302

Net realized gain/(loss) from investments and foreign currency transactions	7,613,664

Net change in unrealized appreciation/(depreciation) on investments	24,036,896

Net Increase in Net Assets Resulting from Operations	31,965,862

Capital Share Transactions

Proceeds from sales of shares[2]	287,630,010

Cost of shares redeemed	(9,144,381)

Net Increase in Net Assets Resulting from Capital Share Transactions	278,485,629

Net Increase in Net Assets	310,451,491

Net Assets

Beginning of period	—

End of period	$310,451,491

Other Information:

Shares

Sold	28,762,967

Redeemed	(867,586)

Net Increase	27,895,381

[1]	Commenced operations on October 21, 2019.

[2]	Includes in-kind subscriptions of $279,131,185. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

10	The accompanying notes are an integral part of these financial statements.

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11

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/19(5)	$10.00	$0.01	$1.12	$1.13	$11.13	11.30%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$310,451	1.01%	1.09%	0.57%	0.49%	98%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on October 21, 2019.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Small Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.69% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.05% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $44,610.

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2019, the Fund paid distribution fees in the amount of $147,329 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments and in-kind transactions) amounted to $288,404,197 and $293,560,406, respectively, for the period ended December 31, 2019. During the period ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the period ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Small Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Small Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period from October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and sub-advisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018 (the “Meeting”), the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund (the “New Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and ClearBridge Investments LLC and Wellington Management Company LLP (the “Sub-advisers”), investment advisory firms engaged to serve as sub-advisers to Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund, respectively. The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting, the Trustees received materials and information designed to assist their consideration of the

Agreements. At a Board meeting held on November 28-29, 2017, the Trustees received presentations from the Manager and each Sub-adviser regarding the services to be rendered to, and the proposed investment strategies for, the New Funds. The Trustees received written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. The Trustees also received presentations and discussed the New Funds at a special telephonic Board meeting held on February 12, 2018, and the Independent Trustees discussed the New Funds with independent legal counsel in advance of the Meeting. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Sub-advisers for approval by the Board and to propose that Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund would be managed directly by the Manager without a sub-adviser.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or either Sub-adviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information furnished to the Board by the Manager throughout the year regarding other series of the Trust, including series sub-advised by the Sub-advisers. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the New Funds by the Manager and the Sub-advisers; (ii) the investment performance of funds and accounts managed by the Manager and each Sub-adviser with strategies similar to the applicable New Fund; (iii) the fees to be charged and

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

estimated profitability; (iv) the extent to which economies of scale may in the future exist for a New Fund, and the extent to which a New Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the New Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the New Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered that Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund would operate in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers would provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the New Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the New Funds.

The Trustees considered information regarding the nature, extent and quality of services to be provided to Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund by the Sub-advisers. The Trustees also considered, among other things, the terms of the Sub-advisory Agreements and the range of investment advisory services to be provided by the Sub-advisers under the oversight of the Manager and the Sub-advisers’ experience with managing other funds that are series of the Trust. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Sub-advisers with similar strategies as the applicable New Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for these New Funds and the capabilities, resources and reputations of the Sub-advisers.

The Trustees considered that Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund would be managed without a sub-adviser by the Manager. In evaluating the investment advisory services to be provided by the Manager with respect to these New Funds, the Trustees considered, among other things, the Manager’s investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Manager or its affiliates with similar strategies as the applicable New Fund, including performance and portfolio characteristics, when available, as well as the Manager’s experience investing in asset classes that would comprise the investment portfolios of these New Funds. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for these New Funds and the capabilities, resources and reputations of the Manager and its affiliates.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the New Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the New Funds by the Manager and each Sub-adviser were appropriate.

Investment Performance

The New Funds had not commenced operations prior to the Meeting. Accordingly, the New Funds did not yet

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Manager and Sub-advisers (or their affiliates) with similar investment strategies as the New Funds, and comparisons to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Agreement. The Trustees also concluded that it was appropriate to revisit the New Funds’ investment performance in connection with future reviews of the Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Broadridge Financial Solutions, Inc., an independent provider of industry data, which showed that the New Funds’ proposed contractual management fees fell within the following quintiles: the first quintile for Guardian Small Cap Core VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Multi-Sector Bond VIP Fund; the second quintile for Guardian Global Utilities VIP Fund; and the third quintile for Guardian U.S. Government Securities VIP Fund.

The Trustees considered the proposed sub-advisory fees to be paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Sub-advisers would be paid by the Manager and not the New Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees proposed to be paid to each Sub-adviser as compared to the portion proposed to be retained by the Manager.

The Trustees received comparative information relating to each New Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Board noted that the New Funds’ anticipated operating expense ratios within the following quintiles: the first quintile for Guardian

Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund; and the second quintile for Guardian U.S. Government Securities VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Multi-Sector Bond VIP Fund. The Trustees considered estimates of the New Funds’ projected asset levels and the Manager’s commitment to initially limit each New Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the New Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the New Funds and projected profitability of the New Funds to the Manager based on the anticipated assets and expenses of the New Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the New Funds had not yet commenced operations at the time of the Meeting. The Trustees did not consider any projected profitability information from the Sub-advisers because the Manager would be responsible for payment of the sub-advisory fees and had negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the proposed management and sub-advisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the New Funds by the Manager and the Sub-advisers. The Trustees also concluded that the projected profitability of the New Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The New Funds had not commenced operations prior to the Meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale would have on a New Fund’s expenses. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the New Funds. The Trustees acknowledged that the New Funds were designed to serve as investment options under variable contracts issued by an affiliate of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager would be entitled to receive fees from the New Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered the benefits to the Manager from increased assets under management. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates may receive because of their relationships with the New Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable New Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013-2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013-2015); Senior Vice President, Prudential Annuities (2008-2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012-2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009-2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009-2011); Deputy Global General Counsel, Barclays Global Investors (2006-2009); Managing Director, Barclays Global Investors (1998-2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009-2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010-2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007-2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000-2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10526

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian Global Utilities VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Global Utilities VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GLOBAL UTILITIES VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER (unaudited)

Highlights

•	Guardian Global Utilities VIP Fund (the “Fund”) returned 2.70% for the period between its inception on October 21, 2019 and December 31, 2019, outperforming its benchmark, the MSCI® ACWI Utilities Index[1] (the “Index”). The Fund’s relative outperformance was driven by strong security selection in the renewable electricity, multi-utilities and independent power producers’ sub-industries.

•	The Index returned 2.49% for the period. Within the Index, the water utilities and renewable electricity sub-industries had the strongest absolute performance with only the gas utilities sub-industry posting negative returns during the period.

Market Overview

Global equities (+9.1%) rose for the fourth straight quarter, closing out 2019 with a gain of 27.3% as measured by the MSCI® All Country World Index.2 Waning recession fears and forecasts for improving global growth in 2020 helped to bolster risk sentiment, while geopolitics and trade disputes continued to be major drivers of market volatility. The United States (U.S.) canceled tariffs that were scheduled to take effect on December 15th in an effort to secure a Phase 1 trade deal with China. U.S. President Donald Trump subsequently announced that the first phase of a trade agreement would be signed on January 15, 2020, providing significant relief to global markets. United Kingdom (UK) equities surged after the Conservative Party’s victory in the general election lifted the uncertainty about the country’s departure from the European Union (EU) and eliminated concerns about the Labor Party’s plans to nationalize large swaths of the nation’s economy. During the period, Hong Kong was mired in its worst recession since 2008, as escalating protests caused a sharp deterioration in private sector activity.

Portfolio Review

Stock selection was the primary driver of relative outperformance during the period. Strong selections in the independent power producers and energy traders,

renewable electricity, and multi-utilities sub-industries were only partially offset by weaker selections in electric utilities and gas utilities. Sector allocation, a fall out of the Fund’s bottom-up stock selection process, marginally detracted from relative results. An overweight allocation to the renewable electricity sub-industry contributed positively to relative performance during the period. However, this positive contribution was offset by negative results from an overweight to the independent power producers and energy traders sub-industry and underweight to the water utilities and gas utilities sub-industries. During the period there were no derivatives used in the portfolio.

Outlook

As we look into 2020, trade negotiations between the U.S. and China will remain vitally important to markets. Hopefully a satisfactory agreement will be reached, but some supply chain disruption and temporary pauses in capital investment may still occur. Brexit has re-emerged as another near-term uncertainty that the team will be monitoring. On the flip side, the strong employment situation bodes well for the consumer and so far, the U.S. government shutdown has had little economic impact.

The U.S. economy remains healthy, though leading indicators are suggesting some moderation in growth later in 2020. The team continues to expect growth within the U.S. utility sector, especially within renewables and electrics where the team has seen companies building out wind and solar capabilities, as well as transforming the electric grid. In Europe, the team feels that valuations generally look more attractive and are well positioned to participate if general economic growth returns. Additionally, the team believes that emerging markets will offer the best combination of attractive valuations and strong growth in 2020.

We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for generating returns.

1

The MSCI® ACWI Utilities Index measures the performance of large- and mid-cap global equities across 23 developed and 26 emerging markets that are classified as falling within the utilities sector as per the Global Industry Classification Standard (GICS). Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The MSCI® World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN GLOBAL UTILITIES VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Securities of utilities companies may be significantly affected by government regulation or deregulation, interest rate changes, financing difficulties or costs and legal challenges, manmade or natural disasters, and supply and demand fluctuations. Other factors may adversely affect the value of these securities, including market competitiveness, technological developments, natural resources conservation, and changes in commodity prices. The value of these securities may be particularly volatile. The Fund’s performance will be closely tied to the performance of utilities companies and, thus, can be more volatile than the performance of a more broadly invested fund. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN GLOBAL UTILITIES VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $85,307,133

Geographic Region Allocation[1] As of December 31, 2019

Top Ten Holdings[1] As of December 31, 2019

Holding	Country	% of Total Net Assets
Duke Energy Corp.	United States	8.19%
Iberdrola S.A.	Spain	6.30%
China Longyuan Power Group Corp. Ltd., Class H	China	5.13%
National Grid PLC	United Kingdom	4.93%
Edison International	United States	4.90%
Enel S.p.A.	Italy	4.89%
Exelon Corp.	United States	4.84%
NRG Energy, Inc.	United States	4.65%
Engie S.A.	France	4.63%
NextEra Energy, Inc.	United States	4.60%
Total		53.06%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

3

GUARDIAN GLOBAL UTILITIES VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Global Utilities VIP Fund	10/21/2019	—	—	—	2.70%
MSCI ACWI Utilities Index		—	—	—	2.49%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 21, 2019 (commencement of operations), to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return*	$1,000.00	$1,027.00	$2.06	1.03%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,020.01	$5.24	1.03%

*

Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 72/365 (to reflect the period from October 21, 2019 (commencement of operations) through December 31, 2019).

**

Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2019) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2019	Shares	Value
Common Stocks – 98.5%

Bermuda – 4.6%

CK Infrastructure Holdings Ltd.	548,500	$3,911,775

		3,911,775

Brazil – 2.4%

Cia de Saneamento do Parana	81,800	2,064,653

		2,064,653

Cayman Islands – 2.4%

ENN Energy Holdings Ltd.	186,900	2,043,501

		2,043,501

China – 5.1%

China Longyuan Power Group Corp. Ltd., Class H	6,910,000	4,374,758

		4,374,758

France – 4.6%

Engie S.A.	244,521	3,951,457

		3,951,457

Germany – 2.6%

E.ON SE	204,270	2,184,644

		2,184,644

Italy – 7.1%

Enel S.p.A.	525,083	4,177,248

Italgas S.p.A.	306,045	1,871,862

		6,049,110

Japan – 3.3%

The Kansai Electric Power Co., Inc.	146,400	1,692,889

Tokyo Gas Co. Ltd.	44,100	1,069,926

		2,762,815

Spain – 6.3%

Iberdrola S.A.	521,623	5,372,216

		5,372,216

United Kingdom – 4.9%

National Grid PLC	334,932	4,209,068

		4,209,068

United States – 55.2%

AES Corp.	171,067	3,404,233

Avangrid, Inc.	26,374	1,349,294

Black Hills Corp.	30,765	2,416,283

Duke Energy Corp.	76,591	6,985,865

Edison International	55,459	4,182,163

Eversource Energy	40,421	3,438,615

Exelon Corp.	90,515	4,126,579

FirstEnergy Corp.	34,727	1,687,732

NextEra Energy, Inc.	16,200	3,922,992

NRG Energy, Inc.	99,755	3,965,261

PPL Corp.	56,399	2,023,596

Sempra Energy	23,980	3,632,491

UGI Corp.	58,707	2,651,208

December 31, 2019	Shares	Value

United States (continued)

Xcel Energy, Inc.	51,624	$3,277,608

		47,063,920

Total Common Stocks (Cost $82,045,487)		83,987,917

	Principal Amount	Value
Short–Term Investment – 1.4%
Repurchase Agreements – 1.4%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $1,221,008, due 1/2/2020(1)	$1,221,000	1,221,000

Total Repurchase Agreements (Cost $1,221,000)		1,221,000

Total Investments – 99.9% (Cost $83,266,487)		85,208,917

Assets in excess of other liabilities – 0.1%		98,216

Total Net Assets – 100.0%		$85,307,133

(1)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$1,215,000	$1,248,050

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Bermuda	$—	$3,911,775	*	$—	$3,911,775
Brazil	—	2,064,653	*	—	2,064,653
Cayman Islands	—	2,043,501	*	—	2,043,501
China	—	4,374,758	*	—	4,374,758
France	—	3,951,457	*	—	3,951,457
Germany	—	2,184,644	*	—	2,184,644
Italy	—	6,049,110	*	—	6,049,110
Japan	—	2,762,815	*	—	2,762,815
Spain	—	5,372,216	*	—	5,372,216
United Kingdom	—	4,209,068	*	—	4,209,068
United States	47,063,920	—		—	47,063,920
Repurchase Agreements	—	1,221,000		—	1,221,000
Total	$47,063,920	$38,144,997		$—	$85,208,917

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$85,208,917

Cash	214

Dividends/interest receivable	212,172

Reimbursement receivable from adviser	34,362

Prepaid expenses	3,939

Total Assets	85,459,604

Liabilities

Investment advisory fees payable	52,159

Accrued audit fees	23,684

Distribution fees payable	17,863

Accrued custodian and accounting fees	16,491

Payable for fund shares redeemed	13,706

Accrued administrative fees	11,865

Accrued shareholder reports fees	10,008

Accrued trustees’ and officers’ fees	1,156

Accrued expenses and other liabilities	5,539

Total Liabilities	152,471

Total Net Assets	$85,307,133

Net Assets Consist of:

Paid-in capital	$83,102,420

Distributable earnings	2,204,713

Total Net Assets	$85,307,133

Investments, at Cost	$83,266,487

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	8,309,512

Net Asset Value Per Share	$10.27

Statement of Operations For the Period Ended December 31, 2019[1]
Investment Income

Dividends	$407,227

Interest	883

Total Investment Income	408,110

Expenses

Investment advisory fees	121,535

Distribution fees	41,621

Professional fees	33,492

Custodian and accounting fees	16,491

Shareholder reports	15,571

Administrative fees	11,865

Trustees’ and officers’ fees	5,620

Transfer agent fees	3,089

Other expenses	1,979

Total Expenses	251,263

Less: Fees waived	(79,782)

Total Expenses, Net	171,481

Net Investment Income/(Loss)	236,629

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	88,562

Net realized gain/(loss) from foreign currency transactions	(64,919)

Net change in unrealized appreciation/(depreciation) on investments	1,942,430

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	2,011

Net Gain on Investments and Foreign Currency Transactions	1,968,084

Net Increase in Net Assets Resulting From Operations	$2,204,713

[1]	Commenced operations on October 21, 2019.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/19[1]

Operations

Net investment income/(loss)	$236,629

Net realized gain/(loss) from investments and foreign currency transactions	23,643

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	1,944,441

Net Increase in Net Assets Resulting from Operations	2,204,713

Capital Share Transactions

Proceeds from sales of shares[2]	87,564,831

Cost of shares redeemed	(4,462,411)

Net Increase in Net Assets Resulting from Capital Share Transactions	83,102,420

Net Increase in Net Assets	85,307,133

Net Assets

Beginning of period	—

End of period	$85,307,133

Other Information:

Shares

Sold	8,756,559

Redeemed	(447,047)

Net Increase	8,309,512

[1]	Commenced operations on October 21, 2019.

[2]	Includes in-kind subscriptions of $52,388,634. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/19(5)	$10.00	$0.03	$0.24	$0.27	$10.27	2.70%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$85,307	0.89%	1.37%	1.56%	1.08%	50%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on October 21, 2019.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Global Utilities VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2019, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.73% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.03% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $79,782.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2019, the Fund paid distribution fees in the amount of $41,621 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments and in-kind transactions) amounted to $71,927,238 and $42,280,196, respectively, for the period ended December 31, 2019. During the period ended December 31, 2019, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the period ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of Guardian Global Utilities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Global Utilities VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period from October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and sub-advisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018 (the “Meeting”), the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund (the “New Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and ClearBridge Investments LLC and Wellington Management Company LLP (the “Sub-advisers”), investment advisory firms engaged to serve as sub-advisers to Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund, respectively. The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting, the Trustees received materials and information designed to assist their consideration of the Agreements. At a Board meeting held on November 28-29, 2017, the Trustees received presentations from the Manager and each Sub-adviser regarding the services to be rendered to, and the proposed investment strategies for, the New Funds. The Trustees received written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. The Trustees also received presentations and discussed the New Funds at a special telephonic Board meeting held on February 12, 2018, and the Independent Trustees discussed the New Funds with independent legal counsel in advance of the Meeting. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Sub-advisers for approval by the Board and to propose that Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund would be managed directly by the Manager without a sub-adviser.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or either Sub-adviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information furnished to the Board by the Manager throughout the year regarding other series of the Trust, including series sub-advised by the Sub-advisers. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the New Funds by the Manager and the Sub-advisers; (ii) the investment performance of funds and accounts managed by the Manager and each Sub-adviser with strategies similar to the applicable New Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

economies of scale may in the future exist for a New Fund, and the extent to which a New Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the New Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the New Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered that Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund would operate in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers would provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the New Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the New Funds.

The Trustees considered information regarding the nature, extent and quality of services to be provided to Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund by the Sub-advisers. The Trustees also considered, among other things, the terms of the Sub-advisory Agreements and the range of investment advisory services to be provided by the Sub-advisers under the oversight of the Manager and the Sub-advisers’ experience with managing other funds that are series of the Trust. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Sub-advisers with similar strategies as the applicable New Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for these New Funds and the capabilities, resources and reputations of the Sub-advisers.

The Trustees considered that Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund would be managed without a sub-adviser by the Manager. In evaluating the investment advisory services to be provided by the Manager with respect to these New Funds, the Trustees considered, among other things, the Manager’s investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Manager or its affiliates with similar strategies as the applicable New Fund, including performance and portfolio characteristics, when available, as well as the Manager’s experience investing in asset classes that would comprise the investment portfolios of these New Funds. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for these New Funds and the capabilities, resources and reputations of the Manager and its affiliates.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the New Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the New Funds by the Manager and each Sub-adviser were appropriate.

Investment Performance

The New Funds had not commenced operations prior to the Meeting. Accordingly, the New Funds did not yet

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Manager and Sub-advisers (or their affiliates) with similar investment strategies as the New Funds, and comparisons to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Agreement. The Trustees also concluded that it was appropriate to revisit the New Funds’ investment performance in connection with future reviews of the Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Broadridge Financial Solutions, Inc., an independent provider of industry data, which showed that the New Funds’ proposed contractual management fees fell within the following quintiles: the first quintile for Guardian Small Cap Core VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Multi-Sector Bond VIP Fund; the second quintile for Guardian Global Utilities VIP Fund; and the third quintile for Guardian U.S. Government Securities VIP Fund.

The Trustees considered the proposed sub-advisory fees to be paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Sub-advisers would be paid by the Manager and not the New Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees proposed to be paid to each Sub-adviser as compared to the portion proposed to be retained by the Manager.

The Trustees received comparative information relating to each New Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Board noted that the New Funds’ anticipated operating expense ratios within the following quintiles: the first quintile for Guardian

Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund; and the second quintile for Guardian U.S. Government Securities VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Multi-Sector Bond VIP Fund. The Trustees considered estimates of the New Funds’ projected asset levels and the Manager’s commitment to initially limit each New Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the New Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the New Funds and projected profitability of the New Funds to the Manager based on the anticipated assets and expenses of the New Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the New Funds had not yet commenced operations at the time of the Meeting. The Trustees did not consider any projected profitability information from the Sub-advisers because the Manager would be responsible for payment of the sub-advisory fees and had negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the proposed management and sub-advisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the New Funds by the Manager and the Sub-advisers. The Trustees also concluded that the projected profitability of the New Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The New Funds had not commenced operations prior to the Meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale would have on a New Fund’s expenses. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the New Funds. The Trustees acknowledged that the New Funds were designed to serve as investment options under variable contracts issued by an affiliate of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager would be entitled to receive fees from the New Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered the benefits to the Manager from increased assets under management. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates may receive because of their relationships with the New Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable New Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10537

Guardian Variable

Products Trust

2019

Annual Report

All Data as of December 31, 2019

Guardian U.S. Government Securities VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian U.S. Government Securities VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2019. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, INVESTMENT ADVISER (unaudited)

Highlights

•	Guardian U.S. Government Securities VIP Fund (the “Fund”) returned 0.00%, outperforming its benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index[1] (the “Index”), for the period between its inception on October 21, 2019 and December 31, 2019. The Index returned -0.05% for the period.

•	The Fund’s outperformance relative to the Index was primarily due to its duration, which was longer than the Index’s, and its allocation to agency residential mortgage-backed securities (“RMBS”).

Market Overview

After a woeful 2018, securities markets roared back in 2019. Returns of 25% or more were commonplace among major equity indexes and returns for traditionally riskier fixed income asset classes also broke into the double digits as the U.S. Federal Reserve (the “Fed”) and other central banks around the world reassured investors and encouraged risk taking by cutting interest rates.

The rally defied a daunting array of real and potential threats at home and abroad: cooling economies and heated politics; trade disputes; volatile energy prices; Brexit drama; the impeachment of President Trump; high valuations for many asset classes; and potential early warning signs of recession in the Treasury market.

While these concerns caused bursts of anxiety, investors mostly took comfort from central bank support, steady (if lackluster) economic growth, extremely low unemployment, and strong consumer spending. Extraordinary amounts of capital flowed into government bond markets, driving the global amount of negative-yielding debt to a peak of $17 trillion in May, and creating demand for assets in any sector that offered positive nominal yields.

The Standard & Poor’s 500® Index2 returned 31.49% for the year. In fixed income, the U.S. 10-year Treasury returned 8.9%.

The market’s momentum was firmly established by the potent rally in the first quarter after the Fed dramatically reversed its formerly bullish tone on the U.S. economy and indicated it could soon switch from raising interest rates to cutting them, which it did three times during the year. The cuts came amid diminishing expectations for economic growth, escalating trade tensions, and a persistent inversion of the U.S. Treasury yield curve. In such yield curve inversions, which have been a reliable sign that a recession was coming within a year or two, yields on certain shorter-term U.S. Treasurys exceed yields on longer-term notes.

Despite the inversion of the U.S. Treasury yield curve, which has since resolved, most economists are not forecasting a recession within the year given the very low unemployment rate and generally positive, if diminished, economic momentum. The Fed is estimating 2020 economic growth at or slightly below 2.0% and inflation slightly below its 2.0% target. Unemployment, most recently at 3.5%, is expected to remain below 4.0%.

Portfolio Review

In a period when longer-maturity securities outperformed, the Fund benefitted from having a duration longer than the Index. The Fund’s heavily overweight allocation to non-Treasury sectors, particularly RMBS, also had a strongly positive impact on relative performance. Exposures to collateralized loan obligations and asset-backed securities contributed to relative performance as well.

The Fund’s allocation to agency and non-agency commercial mortgage-backed securities detracted from relative performance, as did a modest allocation to investment grade corporate bonds.

Outlook

We believe that while the Fed’s renewed focus on supporting economic growth may bear fruit slowly for the U.S. economy, it had a meaningful impact on securities markets throughout 2019. For the time being, investors appear wary but reassured that they will be

1

The Bloomberg Barclays U.S. Intermediate Government Bond Index (the “Index”) measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

somewhat protected by accommodative monetary policy, which helps soothe credit market volatility. We believe that much will continue to depend on whether investors view the Fed and its peers as both committed to supporting growth and capable of doing so. However, risks appear to be growing as the current expansion, already the longest ever, continues to age. We would note that a market leaning too heavily on central bank support could be fragile if the Fed proves unwilling or unable to prevent a downturn. We continue to view global growth concerns, domestic politics, trade tensions, and energy prices as key potential catalysts for shifts in risk.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. In a lower interest rate environment, the risk that bond prices may fall when interest rates rise is potentially greater. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed income investments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $270,003,319

Bond Sector Allocation[1] As of December 31, 2019

Bond Quality Allocation[2] As of December 31, 2019

3

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Top Ten Holdings[1] As of December 31, 2019

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	1.500%	9/30/2024	22.88%
U.S. Treasury Note	1.500%	9/30/2021	7.62%
Federal Home Loan Bank	2.375%	9/10/2021	5.81%
Federal National Mortgage Association	3.500%	7/1/2049	4.69%
Freddie Mac Multifamily Structured Pass-Through Certificates	2.745%	1/25/2026	3.24%
Federal National Mortgage Association	3.500%	3/1/2034	3.20%
Federal National Mortgage Association	3.000%	9/1/2049	3.16%
Federal National Mortgage Association	3.500%	10/1/2049	2.62%
CGRBS Commercial Mortgage Trust	3.584%	3/13/2035	2.51%
Federal National Mortgage Association	4.000%	5/1/2049	2.38%
Total			58.11%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2019

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian U.S. Government Securities VIP Fund	10/21/2019	—	—	—	0.00%
Bloomberg Barclays U.S. Intermediate Government Bond Index		—	—	—	-0.05%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 21, 2019 (commencement of operations), to December 31, 2019. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19-12/31/19	Expense Ratio During Period 7/1/19-12/31/19
Based on Actual Return*	$ 1,000.00	$1,000.00	$1.48	0.75%
Based on Hypothetical Return (5% Return Before Expenses)**	$ 1,000.00	$1,021.43	$3.82	0.75%

*

Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 72/365 (to reflect the period from October 21, 2019 (commencement of operations) through December 31, 2019).

**

Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2019) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2019	Principal Amount	Value
Agency Mortgage–Backed Securities – 40.2%

Fannie Mae ACES 2015-M17 A2 3.031% due 11/25/2025(1)(2)	$3,300,000	$3,404,778

Federal National Mortgage Association 3.00% due 9/1/2049	8,399,214	8,521,575
3.00% due 10/1/2049	2,963,098	3,006,460
3.00% due 11/1/2049	5,958,620	6,044,840
3.50% due 3/1/2034	8,346,840	8,645,833
3.50% due 7/1/2049	12,311,647	12,653,933
3.50% due 8/1/2049	5,723,908	5,885,851
3.50% due 10/1/2049	6,883,553	7,084,629
4.00% due 12/1/2048	4,955,004	5,154,880
4.00% due 5/1/2049	6,192,188	6,434,348

Freddie Mac Multifamily Structured Pass-Through Certificates K026 A2 2.51% due 11/25/2022	2,865,000	2,904,683
K030 A2 3.25% due 4/25/2023(1)(2)	5,000,000	5,178,369
K032 A2 3.31% due 5/25/2023(1)(2)	2,490,000	2,590,224
K035 A2 3.458% due 8/25/2023(1)(2)	4,000,000	4,187,702
K054 A2 2.745% due 1/25/2026	8,500,000	8,750,826
K058 A2 2.653% due 8/25/2026	1,500,000	1,537,001
K064 A2 3.224% due 3/25/2027	5,500,000	5,820,704
K066 A2 3.117% due 6/25/2027	6,000,000	6,311,964
K073 A2 3.35% due 1/25/2028	4,277,000	4,566,443

Total Agency Mortgage–Backed Securities (Cost $108,814,702)		108,685,043
Asset–Backed Securities – 9.3%

Ally Master Owner Trust 2017-3 A2 2.04% due 6/15/2022	740,000	739,882

American Express Credit Account Master Trust 2019-1 A 2.87% due 10/15/2024	2,600,000	2,656,478

AmeriCredit Automobile Receivables Trust 2017-1 C 2.71% due 8/18/2022	1,250,000	1,257,551

BA Credit Card Trust 2018-A1 A1 2.70% due 7/17/2023	2,500,000	2,524,633

BlueMountain CLO Ltd. 2014-2A BR2 3.716% (LIBOR 3 Month + 1.75%) due 10/20/2030(1)(3)	600,000	597,155

December 31, 2019	Principal Amount	Value
Asset–Backed Securities (conitinued)

BMW Vehicle Lease Trust 2018-1 A4 3.36% due 3/21/2022	$1,625,000	$1,648,674

CarMax Auto Owner Trust 2016-3 A4 1.60% due 1/18/2022	1,250,000	1,247,118

Chase Issuance Trust 2012-A7 A7 2.16% due 9/15/2024	1,170,000	1,178,053

Citibank Credit Card Issuance Trust 2014-A1 A1 2.88% due 1/23/2023	2,050,000	2,070,969

CNH Equipment Trust 2017-B A4 2.17% due 4/17/2023	1,000,000	1,001,699

Discover Card Execution Note Trust 2015-A4 A4 2.19% due 4/17/2023	1,000,000	1,002,781

Ford Credit Auto Owner Trust 2016-2 A 2.03% due 12/15/2027(3)	700,000	700,113

GM Financial Automobile Leasing Trust 2019-1 A3 2.98% due 12/20/2021	621,000	626,477

GM Financial Consumer Automobile 2017-1A A4 2.06% due 5/16/2023(3)	2,100,000	2,101,228

Hyundai Auto Receivables Trust 2019-A A3 2.66% due 6/15/2023	1,152,000	1,164,374

Toyota Auto Receivables Owner Trust 2018-A A3 2.35% due 5/16/2022	1,300,388	1,303,788

Verizon Owner Trust 2019-A A1A 2.93% due 9/20/2023	1,345,000	1,366,994

Volkswagen Auto Loan Enhanced Trust 2018-1 A4 3.15% due 7/22/2024	700,000	715,382

Voya CLO Ltd. 2016-3A A3R 3.753% (LIBOR 3 Month + 1.75%) due 10/18/2031(1)(3)	1,200,000	1,195,128

Total Asset–Backed Securities (Cost $25,077,825)		25,098,477
Non–Agency Mortgage–Backed Securities – 12.2%

Aventura Mall Trust 2013-AVM A 3.743% due 12/5/2032(1)(2)(3)	1,240,000	1,248,696
2013-AVM B 3.743% due 12/5/2032(1)(2)(3)	2,610,000	2,627,636

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2019	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (conitinued)

BAMLL Commercial Mortgage Securities Trust 2015-200P A 3.218% due 4/14/2033(3)	$1,450,000	$1,503,423

CGRBS Commercial Mortgage Trust 2013-VN05 A 3.369% due 3/13/2035(3)	2,000,000	2,067,103
2013-VN05 B 3.584% due 3/13/2035(1)(2)(3)	6,500,000	6,770,010

Commercial Mortgage Trust 2013-WWP B 3.726% due 3/10/2031(3)	3,075,000	3,219,496
2013-WWP D 3.898% due 3/10/2031(3)	1,397,000	1,468,643

Four Times Square Trust Commercial Mortgage Pass-Through Certificates 2006-4TS C 5.452% due 12/13/2028(3)	2,500,000	2,557,788

GS Mortgage Securities Trust 2013-GC16 A4 4.271% due 11/10/2046	1,410,000	1,503,386

Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 AS 3.792% due 8/15/2045	1,000,000	1,032,616
2013-C9 A4 3.102% due 5/15/2046	791,000	810,613

OBP Depositor LLC Trust 2010-OBP A 4.646% due 7/15/2045(3)	5,035,000	5,030,766

Vornado DP LLC Trust 2010-VNO C 5.28% due 9/13/2028(3)	1,890,000	1,901,376

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	1,000,000	1,065,532

Total Non–Agency Mortgage–Backed Securities (Cost $32,932,460)		32,807,084
U.S. Government Agencies – 5.8%

Federal Home Loan Bank 2.375% due 9/10/2021	15,500,000	15,700,768

Total U.S. Government Agencies (Cost $15,685,399)		15,700,768

December 31, 2019	Principal Amount	Value
U.S. Government Securities – 31.4%

U.S. Treasury Note 1.375% due 10/15/2022	$2,500,000	$2,484,765
1.50% due 9/30/2021	20,600,000	20,568,617
1.50% due 9/30/2024	62,300,000	61,781,645

Total U.S. Government Securities (Cost $85,075,082)		84,835,027
Short–Term Investment – 0.7%
Repurchase Agreements – 0.7%

Fixed Income Clearing Corp., 0.12%, dated 12/31/2019, proceeds at maturity value of $1,909,013, due 1/2/2020(4)	1,909,000	1,909,000

Total Repurchase Agreements (Cost $1,909,000)		1,909,000

Total Investments(5) – 99.6% (Cost $269,494,468)		269,035,399

Assets in excess of other liabilities(6) – 0.4%		967,920

Total Net Assets – 100.0%		$270,003,319

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2019.
(2)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2019, the aggregate market value of these securities amounted to $32,988,561, representing 12.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4) The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.75%	9/15/2021	$1,900,000	$1,951,684

(5)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

(6)	Assets in excess of other liabilities include net unrealized depreciation on futures contracts as follows:

Open futures contracts at December 31, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2020	73	Long	$15,754,571	$15,731,500	$(23,071)
U.S. Ultra 10-Year Treasury Note	March 2020	175	Long	24,925,725	24,623,046	(302,679)
Total				$40,680,296	$40,354,546	$(325,750)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	March 2020	5	Short	$(797,559)	$(779,531)	$18,028

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$108,685,043	$—	$108,685,043
Asset–Backed Securities	—	25,098,477	—	25,098,477
Non–Agency Mortgage–Backed Securities	—	32,807,084	—	32,807,084
U.S. Government Agencies	—	15,700,768	—	15,700,768
U.S. Government Securities	—	84,835,027	—	84,835,027
Repurchase Agreements	—	1,909,000	—	1,909,000
Total	$—	$269,035,399	$—	$269,035,399
Other Financial Instruments
Futures Contracts
Assets	$18,028	$—	$—	$18,028
Liabilities	(325,750)	—	—	(325,750)
Total	$(307,722)	$—	$—	$(307,722)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Statement of Assets and Liabilities As of December 31, 2019
Assets

Investments, at value	$269,035,399

Interest receivable	892,549

Cash deposits with brokers for futures contracts	350,889

Reimbursement receivable from adviser	43,562

Receivable for fund shares subscribed	2,857

Prepaid expenses	31,592

Total Assets	270,356,848

Liabilities

Investment advisory fees payable	108,575

Distribution fees payable	57,753

Due to custodian	43,598

Payable for fund shares redeemed	41,575

Accrued audit fees	25,659

Payable for variation margin on futures contracts	22,529

Accrued custodian and accounting fees	13,814

Accrued trustees’ and officers’ fees	3,046

Accrued expenses and other liabilities	36,980

Total Liabilities	353,529

Total Net Assets	$270,003,319

Net Assets Consist of:

Paid-in capital	$270,057,668

Distributable loss	(54,349)

Total Net Assets	$270,003,319

Investments, at Cost	$269,494,468

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	27,004,296

Net Asset Value Per Share	$10.00

Statement of Operations For the Period Ended December 31, 2019[1]
Investment Income

Interest	$1,072,444

Total Investment Income	1,072,444

Expenses

Investment advisory fees	253,244

Distribution fees	134,704

Professional fees	43,465

Shareholder reports	21,051

Trustees’ and officers’ fees	17,647

Custodian and accounting fees	13,814

Administrative fees	11,865

Transfer agent fees	3,214

Other expenses	6,216

Total Expenses	505,220

Less: Fees waived	(101,107)

Total Expenses, Net	404,113

Net Investment Income/(Loss)	668,331

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	78,462

Net realized gain/(loss) from futures contracts	(34,351)

Net change in unrealized appreciation/(depreciation) on investments	(459,069)

Net change in unrealized appreciation/(depreciation) on futures contracts	(307,722)

Net Loss on Investments and Derivative Contracts	(722,680)

Net Decrease in Net Assets Resulting From Operations	$(54,349)

[1]	Commenced operations on October 21, 2019.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/19[1]

Operations

Net investment income/(loss)	$668,331

Net realized gain/(loss) from investments and derivative contracts	44,111

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(766,791)

Net Decrease in Net Assets Resulting from Operations	(54,349)

Capital Share Transactions

Proceeds from sales of shares	278,197,027

Cost of shares redeemed	(8,139,359)

Net Increase in Net Assets Resulting from Capital Share Transactions	270,057,668

Net Increase in Net Assets	270,003,319

Net Assets

Beginning of period	—

End of period	$270,003,319

Other Information:

Shares

Sold	27,818,594

Redeemed	(814,298)

Net Increase	27,004,296

[1]	Commenced operations on October 21, 2019.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Loss	Total Operations	Net Asset Value, End of Period	Total Return(2)

Period Ended 12/31/19(5)	$10.00	$0.02	$(0.02)	$0.00	$10.00	0.00%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Ratios/Supplemental Data

Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$270,003	0.70%	0.89%	1.29%	1.10%	31%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on October 21, 2019.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2019

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian U.S. Government Securities VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2019, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2019, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

The Fund enters into credit default swaps primarily for asset allocation and risk exposure management. There were no credit default swaps held as of December 31, 2019.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2019.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.47% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.75% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2019, Park Avenue waived fees and/or paid Fund expenses in the amount of $101,107.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2019, the Fund paid distribution fees in the amount of $134,704 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the period ended December 31, 2019, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$76,279,703	$278,490,419
Sales	18,214,890	65,911,756

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2019, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. LIBOR Risk Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the period ended December 31, 2019 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2019, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$18,028

Liability Derivatives
Futures Contracts[1]	$(325,750)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative investments for the period ended December 31, 2019 were as follows:

Interest Rate Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$(34,351)

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$(307,722)

Average Number of Notional Amounts
Futures Contracts[3]	236

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 9, 2020. The Fund did not utilize the credit facility during the period ended December 31, 2019.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian U.S. Government Securities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian U.S. Government Securities VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period from October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and sub-advisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27—28, 2018 (the “Meeting”), the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund (the “New Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and ClearBridge Investments LLC and Wellington Management Company LLP (the “Sub-advisers”), investment advisory firms engaged to serve as sub-advisers to Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund, respectively. The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting, the Trustees received materials and information designed to assist their consideration of the

Agreements. At a Board meeting held on November 28-29, 2017, the Trustees received presentations from the Manager and each Sub-adviser regarding the services to be rendered to, and the proposed investment strategies for, the New Funds. The Trustees received written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. The Trustees also received presentations and discussed the New Funds at a special telephonic Board meeting held on February 12, 2018, and the Independent Trustees discussed the New Funds with independent legal counsel in advance of the Meeting. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Sub-advisers for approval by the Board and to propose that Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund would be managed directly by the Manager without a sub-adviser.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or either Sub-adviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information furnished to the Board by the Manager throughout the year regarding other series of the Trust, including series sub-advised by the Sub-advisers. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the New Funds by the Manager and the Sub-advisers; (ii) the investment performance of funds and accounts managed by the Manager and each Sub-adviser with strategies similar to the applicable New Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which

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SUPPLEMENTAL INFORMATION (UNAUDITED)

economies of scale may in the future exist for a New Fund, and the extent to which a New Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the New Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the New Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered that Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund would operate in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers would provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the New Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the New Funds.

The Trustees considered information regarding the nature, extent and quality of services to be provided to Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund by the Sub-advisers. The Trustees also considered, among other things, the terms of the

Sub-advisory Agreements and the range of investment advisory services to be provided by the Sub-advisers under the oversight of the Manager and the Sub-advisers’ experience with managing other funds that are series of the Trust. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Sub-advisers with similar strategies as the applicable New Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for these New Funds and the capabilities, resources and reputations of the Sub-advisers.

The Trustees considered that Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund would be managed without a sub-adviser by the Manager. In evaluating the investment advisory services to be provided by the Manager with respect to these New Funds, the Trustees considered, among other things, the Manager’s investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Manager or its affiliates with similar strategies as the applicable New Fund, including performance and portfolio characteristics, when available, as well as the Manager’s experience investing in asset classes that would comprise the investment portfolios of these New Funds. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for these New Funds and the capabilities, resources and reputations of the Manager and its affiliates.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the New Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the New Funds by the Manager and each Sub-adviser were appropriate.

Investment Performance

The New Funds had not commenced operations prior to the Meeting. Accordingly, the New Funds did not yet have an investment performance record. The Board considered historical performance information with

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SUPPLEMENTAL INFORMATION (UNAUDITED)

respect to funds or accounts managed by the Manager and Sub-advisers (or their affiliates) with similar investment strategies as the New Funds, and comparisons to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Agreement. The Trustees also concluded that it was appropriate to revisit the New Funds’ investment performance in connection with future reviews of the Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Broadridge Financial Solutions, Inc., an independent provider of industry data, which showed that the New Funds’ proposed contractual management fees fell within the following quintiles: the first quintile for Guardian Small Cap Core VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Multi-Sector Bond VIP Fund; the second quintile for Guardian Global Utilities VIP Fund; and the third quintile for Guardian U.S. Government Securities VIP Fund.

The Trustees considered the proposed sub-advisory fees to be paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Sub-advisers would be paid by the Manager and not the New Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees proposed to be paid to each Sub-adviser as compared to the portion proposed to be retained by the Manager.

The Trustees received comparative information relating to each New Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Board noted that the New Funds’ anticipated operating expense ratios within the following quintiles: the first quintile for Guardian Small Cap Core VIP Fund and Guardian Global Utilities VIP Fund; and the second quintile for Guardian U.S. Government Securities VIP Fund, Guardian Total Return

Bond VIP Fund and Guardian Multi-Sector Bond VIP Fund. The Trustees considered estimates of the New Funds’ projected asset levels and the Manager’s commitment to initially limit each New Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the New Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the New Funds and projected profitability of the New Funds to the Manager based on the anticipated assets and expenses of the New Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the New Funds had not yet commenced operations at the time of the Meeting. The Trustees did not consider any projected profitability information from the Sub-advisers because the Manager would be responsible for payment of the sub-advisory fees and had negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the proposed management and sub-advisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the New Funds by the Manager and the Sub-advisers. The Trustees also concluded that the projected profitability of the New Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The New Funds had not commenced operations prior to the Meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale would have on a New Fund’s expenses. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the New Funds. The Trustees acknowledged that the New Funds were designed to serve as investment options under variable contracts issued by an affiliate of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager would be entitled to receive fees from the New Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered the benefits to the Manager from increased assets under management. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates may receive because of their relationships with the New Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable New Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the Agreements.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	Trustee, USAA Mutual Funds Trust, (One registered investment company offering 47 individual funds) (since 2019).

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	16	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	16	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 16 separate Funds.
[3]	Member of the Audit Committee of the Trust.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life, Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10527

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the fiscal year ended December 31, 2019.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Lisa Polsky is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

		Audit-
Fiscal Year Ended	Audit Fees*	Related Fees	Tax Fees	All Other Fees
December 31, 2019	$475,000	$—	$—	$—
December 31, 2018	$341,500	$—	$—	$—

*	Fees are exclusive of out-of-pocket expenses.

(e)(1) The registrant’s Audit Committee is required to approve at least annually all audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, pursuant to the registrant’s Audit Committee Pre-Approval Procedures, the chair of the Audit Committee, or one or more designated members of the Audit Committee, is authorized to pre-approve a proposed non-audit service, or a proposed material change in the nature or cost of any previously approved non-audit service, between meetings of the Audit Committee. Any such action shall be presented for ratification by the Audit Committee not later than its next regularly scheduled meeting.

(e)(2) With respect to the services described in (b) - (d) of this item relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above, 0% were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item	12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	There was no change in the registrant’s independent public accountant during the reporting period.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guardian Variable Products Trust

By (Signature and Title)*	/s/ Dominique Baede
Dominique Baede, President
(Principal Executive Officer)

Date: March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dominique Baede
Dominique Baede, President
(Principal Executive Officer)

Date: March 4, 2020

By (Signature and Title)*	/s/ John H Walter
John H Walter, Treasurer
(Principal Financial and Accounting Officer)

Date: March 4, 2020